                              Essex Bancorp, Inc.
                Evaluation of Cash Consideration in Conjunction
                          with Privatization Strategy

                                March 21, 2001

                                Presented By:

                               Ronald S. Riggins
                               Managing Director

                               RP Financial, LC.
                      1700 North Moore Street, Suite 2210
                              Arlington, VA 22209
                            Phone: (703) 528-1700
                             Fax: (703) 528-1788
                       e-mail: rriggins@rpfinancial.com

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                                   Contents

TAB 1  Corporate Objectives

TAB 2  Common Shareholder Considerations TAB 3  Privatization Transaction
       Overview

TAB 4  Valuation Analysis

TAB 5 Application of Common Stock Valuation Techniques to Essex Bancorp, Inc. Corporate Objectives

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

                             Corporate Objectives


 These corporate objectives are consistent with Essex Bancorp's strategic plan, as approved by the Board of Directors at the December 12, 2000 planning retreat and as set forth in the business plan prepared in January 2001.

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                             Corporate Objectives


 .  Full repayment of preferred stock plus accumulated dividends

 . Generate positive return for common shareholders, despite negative book value per common share and negative earnings per common share and expectations for continued valuation deterioration

 . Reduce the complexity of the capital structure to make the company more attractive to the investment community and/or potential acquirors

 . Continue to implement strategies designed to enhance franchise value in the short-term and in the long-term

 . Reduce expenses of operating as a public company, given that Essex Bancorp has not been able to take advantage of the benefits generally attributable to public company status

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                          Common Shareholder Consideration

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                       Common Shareholder Consideration


 .  Continued Erosion of Common Shareholder Value Anticipated
     * Current earnings are insufficient to cover the preferred stock dividend, despite Essex's growth and improvement in financial characteristics in recent years
          . Thus common earnings per share (EPS) is negative, further eroding negative book value per share
     * Current leveraged capital position restricts asset growth and diversification opportunities
          . Thus earnings are not anticipated to increase to levels sufficient to cover preferred dividend or pay accumulated dividends to preferred shareholders in the foreseeable future

 .  Common Stock Ownership is Primarily Retail
     *  No control blocks of the outstanding shares of common stock
     *  Nominal institutional holders
     *  No shareholder activists

 .  Common Stock Price Does Not Reflect Fundamentals as a Going Concern
     * No research coverage of common stock limits investment community awareness
     *  Potential misunderstanding of common stock characteristics given
          .  Negative EPS and book value per share
          .  Significant dilution potential posed by warrants and de facto voting control by warrant holders
     *  Outlook for a common stock dividend is unrealistic

 .  Other Considerations
     * Costly to operate as a registered publicly-traded company, particularly given large number of shareholders
     * Full benefit of net operating loss carryforwards ("NOLs") not currently anticipated to be realized

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                       Common Shareholder Considerations

 . Alternative Strategies Suggest No Value or Value Below Current Stock Price
     *  Sale of Control Strategy
          . Limited acquisition interest from prospective acquirors for entire company, in part due to complex capital structure and geographic spread of branches
          . Past acquisition interest indicated total deal values in which common shareholders would have received no consideration and preferred shareholders would receive a haircut
     *  Sale of Preferred Stock to Third Parties Who Could Utilize the NOLs
          . Limited interest from prospective purchasers who could benefit from NOLs
          . Financial modernization legislation eliminated non financial services companies from being prospective purchasers
          .  Provided no immediate benefit to common shareholders
     * Full/Partial Preferred Stock Refunding Strategy (Common Stock Offering) . Limited interest by investment banking firms in such a transaction . Weak market conditions have prevailed for new thrift offerings during last couple of years
          . Would be highly dilutive to current common shareholders, given size of offering and anticipated pricing at levels well below current market price
          .  Limited short-term benefit to common shareholders
     *  Liquidation Strategy
          . Risky strategy as a publicly-traded company if liquidation is not fully completed or liquidation residual fall short of initial expectations
          . Highest liquidation returns may be realized if liquidation process can be conducted discretely (disclosure required as a public company limits ability to be discrete)
          . Potential liquidation residual for common shareholders difficult to quantify -- fairness issues arise if residual falls short of expectations (at which point strategy would not be reversible)

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                       Common Shareholder Considerations

 . Capital Structure Impact on Operating Strategy and Operations

     * The overall shareholder strategy is highly influential on the appropriate short-term and long-term financial, operational and competitive strategies to implement -- suggesting that shareholder strategies should be addressed first
     * Until a selected shareholder strategy is implemented, there is a tendency to be less profitable, efficient and competitive given the short-term bias
     *  Financial Considerations: Short-term vs. Long-term
          . Investment in loan participations to enhance portfolio yield -- tendency to pass up potential participation opportunities which may provide higher yields
          . Length of contracts (maintenance, insurance, data processing and other service contracts) -- tendency to execute short-term contracts which have higher costs but reduces exposure of contract termination provisions
     *  Operational Considerations: Short-term vs. Long term
          . De novo branching -- reluctance to pursue branching given short-term adverse impact on earnings
          .  Branch acquisitions -- reluctance to create intangible assets
          . Investment in technology -- reluctance to pursue investment in online banking systems and marketing software given short-term adverse impact to earnings and potential disruption to employees and customers
          . Staffing considerations -- difficult to attract and retain key management and personnel in new business lines and existing business lines
          . Strategic acquisitions or affiliations -- difficult to pursue acquisitions or affiliations given complexities of capital structure and stock price characteristics

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                      Privatization Transaction Overview

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                           Privatization Strategy:

                                 Pros and Cons

 . Pros
     *  Eliminates risk of no residual value for current common shareholders
     * May be funded with debt, no additional investment by preferred shareholders required
     *  Eliminates cost of being a public company (exceeds $100,000 annually)
     * Increased flexibility as a privately-held institution, since composition of new common shareholders will be similar to the preferred stock/warrant holders
     * Gain ability to consider subchapter S corporate status, as total new common shareholders are anticipated to fall below the 75 shareholder threshold
     * Better positioned to pay dividends to new common shareholders (ie., the warrant holding preferred shareholders)
     * Simplified capital and ownership structure enhances ability to implement alternative strategies (enhanced marketability in strategic affiliations, future public offerings or a sale of control)
 .  Cons
     * Transaction involves a number of complexities -- accounting and tax matters, determination of fair value for the common shareholder and warrant holders, director independence
     *  Reduced utilization of NOLs
     *  Transaction costs:   legal, financial, accounting, regulatory, printing,
        mailing, proxy solicitation
     *  May dilute potential return to holders of preferred stock and warrants

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                       Media Coverage of "Going Private"

 .  Weekly Adviser: In A Buyer's Market, Going Private Makes Sense
   --------------------------------------------------------------
 .  Tuesday, March 14, 2000
   By Paul S. Nadler
 .  In concluding last week's column, we asked community banks whether they would be better off de-registering and going private.
 . The current merger and acquisition climate has created a buyer's market for community banks. Many banks aren't getting offers at all, and those that are often find that multiples are far lower than they were 18 to 24 months ago.
 . This may seem odd to those whose banks and thrifts have gone public and have given up their mutual status. Going public, they felt, would provide more capital, give the bank a chance to issue options to employees, and generate profits for those connected with the bank as market prices rose.
 . The last few months have shown this is not always the case. Bringing in institutional investors has forced the banks to concentrate on generating profits to influence share price, even if they must increase their risk.
   There is also the concern that unhappy institutional investors might shake up the bank's hierarchy.
 . A small private bank has no such worries; it can devote its earnings to salaries and to benefiting its community, instead of trying to boost share price.
 . Equally important, a privately held bank can become a subchapter S corporation. This means the bank does not have to pay taxes on earnings before distributing them to shareholders.
 .  The question is: How do you go private?
 . The law says you can have no more than 75 shareholders to become an S corporation. An attempt to have this raised to 150 was defeated in last year's congressional session.
 . The most basic tool for reducing the number of shareholders is a tender offer. The offer must be above the market price of the bank and must have a solid investment banker's approval.
 . A tender offer also requires salesmanship. Persuading institutional holders to tender won't be too difficult, because they will see that the bank's stock is going nowhere and decide their capital is better used elsewhere.
 .  Individuals, however, must be shown that their bank stock would lose liquidity and that it would be difficult to retrieve their investments.
 .  Sometimes a reverse split is necessary. If the bank does not have enough capital to finance a tender, it may have to sell bonds.
 .  The bank can improve its position in the community by lessening shareholders.
   It may, of course, want to keep certain shareholders because of the business they generate. The 75 remaining shareholders can be valuable assets instead of just recipients of the bank's profits.
 .  A great many mutuals have listened to the siren song of the investment bankers: "If you go public you will become rich."
 . Many bankers who did go public learned you can become poor, too; their stocks dropped below the initial offering price or, as happened in a number of cases, down to zero.
 .  Now the banks that go private can concentrate on their other two publics:
   their employees and their community. This is where community banks' strength has been and where it may reemerge.
 .  Mr. Nadler, an American Banker contributing editor, is professor of finance at Rutgers University Graduate School of Management.
 . Copyright 1997-2000, American Banker, All Rights Reserved. Printing, distribution, and use of this material is governed by your Subscription Agreement and copyright laws.

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                      Privatization Transaction Structure

 .  Essex establishes a new and temporary company e.g., Essex Acquisition Corp.
   ("EAC")
 .  EAC borrows from 3rd party in order to fund a cash merger with Essex in which the holders of common shares receive fair market value
 .  With at least 50% vote of common shares, the merger is completed and such voted shares are cancelled
 . Preferred shareholders are issued new shares of common stock on a pro rata basis based on their interests in the exercisable warrants for newly-issued common shares
 .  With approximately 60 investors, Essex de-registers as a public company
 . Dividends upstreamed from Essex Savings Bank to the holding company provides the ability to service the debt

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

                              Valuation Analysis

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                   Peer Group Analysis (Going Concern Basis)

Due to inherent differences in the business, operations, financial condition and capital structure of Essex relative to the Peer Group, it is inappropriate to rely solely on such comparative analysis for the determination of value of the outstanding shares of common stock. First, such technique addresses the value of minority stock with no controlling interest, unlike the Essex situation. Second, unlike Essex, the Peer Group maintains positive earnings per common share and book value per common share, providing a fundamental basis for the Peer Group's common stock pricing.

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                   Peer Group Analysis (Going Concern Basis)

 . RP Financial compared the financial and market performance of Essex, based on various financial measures relative to a peer group of publicly traded thrifts

     *  Financial Performance
          . Financial condition, earnings performance, operating efficiency . Capital adequacy
          .  Asset quality, adequacy of valuation allowances
     *  Market Performance
          .  Price/common book value per share
          .  Price/earnings per common share
          .  Dividend yields
 . Peer Group selected on the basis of
     *  Publicly-traded (NASDAQ, AMEX, NYSE)
     *  Southeast region
     *  Asset size (under $1 billion in assets)
     * Operating strategy (traditional thrift strategy with mortgage banking emphasis)
     *  Corporate structure (excludes mutual holding companies)

 . Pricing comparison not highly meaningful given the negative book value per common share and earnings per common share, as application of Peer Group multiples, even before adjustments, indicates nominal value of Essex common shares

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

                  Peer Group Financial and Market Analysis:
                      Prepared for Preliminary Valuation

                    Essex Bancorp, Inc. Peer Group Analyses
        Prepared in Conjunction With Preliminary Determination of Value


                                                                                             Asset Quality       Risk Profile
                                                                                             -------------      -------------
                                                              Profitability
                                                              -------------                 NPAs+90              Risk
                                          Total   Equity/  ROAA   ROAE   Effcy    Loans/    Days Dlq/  Rsrvs/    Wgtd     RWA/
Ticker    Company Name               ST  Assets   Assets   LTM    LTM    Ratio   Deposits    Assets     Loans   Assets   Assets
------    ------------               --  ------   ------   ----   ----   -----   --------    ------    ------   ------   ------
                                         ($000)    (%)     (%)    (%)     (%)       (%)        (%)       (%)    ($000)     (%)
--------------------------------------------------------------------------------------------------------------------------------
ESX    Essex Bancorp, Inc.           VA  292,938   6.41    0.77  12.15   75.12    112.99      0.26      0.57    173,821   59.34%
--------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Mortgage Banking Peer Group (Assets $250 Million-$1Billion, Equity/Assets * 10%, Profitable)
----------------------------------------------------------------------------------------------

ABBK   Abington Bancorp, Inc.        MA  728,418  4.48     0.64  15.21   74.12     86.84      0.04      1.00    389,964   53.54%
CASB   Cascade Fin Corp              WA  712,597  5.41     0.58  10.33   69.48    135.66      0.29      0.95    476,293   66.84%
CFCP   Coastal Fin Corp              SC  768,838  6.10     1.13  19.52   53.59    127.71      0.79      1.36    448,700   58.36%
COOP   Cooperative Bnkshrs, Inc.     NC  414,720  7.40     0.58   7.92   68.60    109.80      0.49      0.60    269,427   64.97%
FDTR   Fed Trust Corp                FL  240,063  6.39     0.58   8.96   76.68    125.73      1.28      0.69    143,832   59.91%
FKFS   First Keystone Fin, Inc.      PA  463,463  5.73     0.53   9.96   71.69     85.38      0.75      0.87    222,281   47.96%
FFHH   FSF Fin Corp.                 MN  473,905  8.53     0.79   8.73   65.77    110.56      0.39      0.46         NA      NA
LSBI   LSB Fin Corp.                 IN  275,782  7.70     0.79  10.15   64.86    130.52      0.16      0.41    189,086   68.56%
MFLR   Mayflow er Co-op Bank         MA  158,249  7.32     0.87  12.52   63.83     66.76      0.08      1.36    111,188   70.26%
NASB   NASB Fin, Inc.                MO  984,525  8.98     1.62  17.69   44.12    133.97      1.65      0.86    728,067   73.95%
                                         -------  ----     ----  -----   -----    ------      ----      ----    -------   -----
       ------------------------------------------------------------------------------------------------------------------------
                    Average:             522,056  6.80     0.81  12.10   65.27    111.29      0.59      0.86    330,982   62.71%
                     Median:             468,684  6.86     0.72  10.24   67.19    118.15      0.44      0.87    269,427   64.97%
       ------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Regional Peer Group (Assets $250-$500 Million, Equity/Assets * 10%, Profitable)
-------------------------------------------------------------------------------

CFFC   Community Fin Corp            VA  261,343  9.76     0.52   4.97   80.29    122.25      0.43      0.69    199,863   76.48%
COOP   Cooperative Bnkshrs, Inc.     NC  414,720  7.40     0.58   7.92   68.60    109.80      0.49      0.60    269,427   64.97%
CRSB   Crusader Hldg Corp            PA  402,263  8.63     1.96  23.69   27.69    121.13      2.67      1.20    275,599   68.51%
ESBK   Elmira SB, FSB                NY  275,873  6.12     0.72  12.26   68.92     96.05      0.21      1.03    182,207   66.05%
EQSB   Equitable Bank                MD  477,048  5.27     0.52  10.05   60.51    109.94      0.05      0.22         NA      NA
FKFS   First Keystone Fin, Inc.      PA  463,463  5.73     0.53   9.96   71.69     85.38      0.75      0.87    222,281   47.96%
HCBB   HCB Bancshares, Inc.          AR  292,246  9.97     0.28   2.91   92.55     94.62      0.31      0.94         NA      NA
IFSB   Independence FSB              DC  252,467  9.01     0.56   6.40   83.87     45.79      1.08      0.62     89,077   35.28%
LARL   Laurel Capital Group, Inc.    PA  257,104  9.23     1.41  14.53   44.25     92.55      0.19      1.01    144,397   56.16%
PHFC   Pittsburgh Fin Corp.          PA  440,242  4.88     0.11   2.35   79.32    151.31      0.78      0.76         NA      NA
UFBS   Union Fin Bancshares, Inc     SC  259,064  8.46     0.85  10.90   61.14     89.04      0.61      0.81    137,388   53.03%
WSB    Washington SB, FSB            MD  270,525  8.82     0.54   6.11   75.05     71.66      0.66      0.78    110,118   40.71%
WVFC   WVS Fin Corp.                 PA  408,910  6.67     1.10  16.18   39.39    110.01      0.99      1.07    192,746   47.14%
                                         -------  ----     ----  -----   -----    ------      ----      ----    -------   -----
      --------------------------------------------------------------------------------------------------------------------------
                    Average:             344,251  7.69     0.74   9.86   65.64     99.96      0.71      0.82    182,310    55.63%
                     Median:             292,246  8.46     0.56   9.96   68.92     96.05      0.61      0.81    187,477    54.60%
      --------------------------------------------------------------------------------------------------------------------------

                                           Loan Servicing Data
                                        --------------------------                 Marketing Pricing Analysis
                                         Loans                   Mtg           ----------------------------------  Current Dividend
Ticker    Company Name                  Srvcd For     LSFOs/   Srvcng   MSRs   Market  Price/ LTM  Price/ Price/   ----------------
------    ------------            ST     Others       Assets   Rights   LSFOs   Value   Earnings   Book   Assets  Yield Payout Ratio
                                  --     ------       ------   ------   -----  ------- ----------- -----  ------- ----- -----------
                                                       (%)     ($000)   (%)      ($M)      (X)      (%)     (%)    (%)      (%)
-----------------------------------------------------------------------------------------------------------------------------------
Esx    Essex Bancorp,Inc.         VA   1,661,637      567.23%  2,069    0.12%    1.46     NM        NM     0.52    0.00       NM
-----------------------------------------------------------------------------------------------------------------------------------

ABBK   Abington Bancorp, Inc.     MA     109,020      14.97%        0   0.00%   38.54      8.91    117.96   5.29    2.87    23.36
CASB   Cascade Fin Corp           WA     105,406      14.79%      856   0.81%   42.33     11.73    109.71   5.94    0.00     0.00
CFCP   Coastal Fin Corp           SC     106,147      13.81%        0   0.00%   78.34      9.19    166.93  10.19    2.42    22.89
COOP   Cooperative Bnkshrs, Inc.  NC      76,442      18.43%        0   0.00%   28.33     15.13     92.29   6.83    1.92    17.65
FDTR   Fed Trust Corp             FL     146,128      60.87%    1,400   0.96%   12.37     10.00     80.65   5.15    0.00     0.00
FKFS   First Keystone Fin, Inc.   PA      70,390      15.19%       94   0.13%   24.49      9.80     92.16   5.28    2.94    25.23
FFHH   FSF Fin Corp.              MN      52,104      10.99%      198   0.38%   34.49      9.54     79.52   7.28    4.19    35.00
LSBI   LSB Fin Corp.              IN      60,750      22.03%      451   0.74%   17.56      8.20     79.10   6.37    2.85    22.73
MFLR   Mayflow er Co-op Bank      MA      51,952      32.83%      279   0.54%   14.93     11.75    128.75   9.44    5.43    63.83
NASB   NASB Fin, Inc.             MO     706,668      71.78%   14,851   2.10%  107.32      7.75    128.30  10.90    3.96    23.31
                                         -------      ------   ------   -----  ------      ----    ------  -----    ----    -----
       --------------------------------------------------------------------------------------------------------------------------
                    Average:             148,501      27.57%    1,813   0.57%   39.87     10.20    107.54   7.27    2.66    23.40
                     Median:              90,924      16.81%      239   0.46%   31.41      9.67    101.00   6.60    2.86    23.10
       --------------------------------------------------------------------------------------------------------------------------


CFFC   Community Fin Corp         VA       4,980       1.91%        4   0.08%   23.13     18.27     91.00   8.88    3.37    61.54
COOP   Cooperative Bnkshrs, Inc.  NC      76,442      18.43%        0   0.00%   28.33     15.13     92.29   6.83    1.92    17.65
CRSB   Crusader Hldg Corp         PA           0       0.00%        0   0.00%   26.53      3.62     76.39   6.59    0.00     0.00
ESBK   Elmira SB, FSB             NY      45,376      16.45%        0   0.00%   18.80      9.33    110.74   6.82    2.72    25.72
EQSB   Equitable Bank             MD          NA         NA         0     NA    26.51     11.32    105.90   5.56    0.00     0.00
FKFS   First Keystone Fin, Inc.   PA      70,390      15.19%       94   0.13%   24.49      9.80     92.16   5.28    2.94    25.23
HCBB   HCB Bancshares, Inc.       AR           0       0.00%        0   0.00%   16.43     19.94     58.69   5.85    2.87    57.14
IFSB   Independence FSB           DC          NA         NA         0     NA    15.24     10.51     66.98   6.04    2.36    60.18
LARL   Laurel Capital Group, Inc. PA         475       0.18%        0   0.00%   30.34      9.63    128.21  11.83    4.39    40.37
PHFC   Pittsburgh Fin Corp.       PA          NA         NA         0     NA    16.13     30.65     71.48   3.66    3.79   116.13
UFBS   Union Fin Bancshares, Inc  SC      47,133      18.19%      452   0.96%   17.35      8.09     79.01   6.69    4.41    33.31
WSB    Washington SB, FSB         MD       5,821       2.15%        0   0.00%   18.28     10.26     76.63   6.76    2.50    32.26
WVFC   WVS Fin Corp.              PA       1,986       0.49%        0   0.00%   34.80      8.32    128.53   8.57    5.20    43.24
                                           -----       -----        -   -----   -----      ----    ------   ----    ----    -----
       --------------------------------------------------------------------------------------------------------------------------
                    Average:              25,260       7.30%       42   0.12%   22.80     12.68     90.62   6.87    2.81    39.44
                     Median:               5,401       2.03%        0   0.00%   23.13     10.26     91.00   6.69    2.87    33.31
       --------------------------------------------------------------------------------------------------------------------------

* is equal to less than
Source: SNL Securities and corporate reports. All data as of or for the 12 months ended 12/31/00. Excludes mutual holding companies and thrifts subject to acquisition.

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

                  Peer Group Financial and Market Analysis:
                         Prepared for Fairness Opinion


                    Essex Bancorp, Inc. Peer Group Analyses
         Prepared In Conjunction With Preparation of Fairness Opinion

                                                                                                          Asset Quality
                                                                       Profitability                    -------------------
                                                                  --------------------------                NPAs+90
                                            Total      Equity/    ROAA     ROAE     Effcy      Loans/    Days Dlq/    Rsrvs/
Ticker        Company Name            ST    Assets     Assets      LTM      LTM     Ratio     Deposits    Assets      Loans
------        ------------            --    ------     ------     ----     ----     -----     --------    ------      -----
                                             ($000)      (%)       (%)      (%)      (%)        (%)         (%)        (%)
----------------------------------------------------------------------------------------------------------------------------
ESX       Essex Bancorp, Inc.         VA    292,938      6.41      0.77    12.15    75.12     112.99       0.26      0.57
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
Mortgage Banking Peer Group (Assets $250 Million-$1Billion, Equity/Assets (less than) 10%, Profitable)
--------------------------------------------------------------------------------------------------------

ABBK      Abington Bancorp, Inc.      MA    728,249      4.71      0.64    15.14    73.84      82.33       0.08      1.03
CASB      Cascade Fin Corp            WA    716,129      5.76      0.57    10.19    69.08     139.12       0.40      0.97
CFCP      Coastal Fin Corp            SC    774,465      6.55      1.14    19.23    52.84     122.03       0.76      1.37
COOP      Cooperative Bnkshrs, Inc.   NC    414,728      7.43      0.47     6.35    68.20     106.65       0.22      0.62
FDTR      Fed Trust Corp              FL    240,063      6.40      0.58     8.96    76.68     125.73       1.28      0.69
FKFS      First Keystone Fin, Inc.    PA    472,262      6.16      0.49     9.18    73.04      82.76       0.60      0.89
FFHH      FSF Fin Corp.               MN    473,905      8.54      0.79     8.73    65.77     110.56       0.39      0.46
LSBI      LSB Fin Corp.               IN    282,225      7.71      0.76     9.87    64.90     131.36         NA      0.41
MFLR      Mayflower Co-op Bank        MA    157,566      8.45      0.88    12.30    62.61      67.67       0.08      1.37
NASB      NASB Fin, Inc.              MO  1,013,724      8.47      1.52    17.10    44.42     140.00         NA      0.85
                                          ---------      ----      ----    -----    -----     ------       ----      ----
          ---------------------------------------------------------------------------------------------------------------
                    Average:                527,332      7.02      0.78    11.71    65.14     110.82       0.48      0.87
                    Median:                 473,084      6.99      0.70    10.03    66.99     116.30       0.40      0.87
          ---------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Regional Peer Group (Assets $250-$500 Million, Equity/Assets (less than) 10%, Profitable)
----------------------------------------------------------------------------------------------

CFFC      Community Fin Corp          VA    262,784      9.81      0.47     4.60    81.64     120.24         NA      0.68
COOP      Cooperative Bnkshrs, Inc.   NC    414,728      7.43      0.47     6.35    68.20     106.65       0.22      0.62
CRSB      Crusader Hldg Corp          PA    406,349      9.42      2.26    26.64    26.35     118.13       2.70      1.37
ESBK      Elmira SB, FSB              NY    280,099      6.36      0.74    12.52    68.46      97.48       0.32      0.97
EQSB      Equitable Bank              MD    477,048      5.25      0.52    10.05    60.51     108.27       0.05      0.23
FKFS      First Keystone Fin, Inc.    PA    472,262      6.16      0.49     9.18    73.04      82.76       0.60      0.89
HCBB      HCB Bancshares, Inc.        AR    292,305     10.49      0.29     2.97    93.25      92.22         NA      1.00
IFSB      Independence FSB            DC    252,467      9.01      0.56     6.40    83.87      45.79         NA      0.62
LARL      Laurel Capital Group, Inc.  PA    261,541      9.52      1.47    15.56    44.31      92.37       0.33      0.99
PHFC      Pittsburgh Fin Corp.        PA    440,242      5.13      0.11     2.34    79.32     151.31       0.78      0.76
UFBS      Union Fin Bancshares, Inc   SC    265,944      8.44      0.82    10.18    61.59      91.12       0.64      0.78
WSB       Washington SB, FSB          MD     41,310     12.12      0.58     4.96    82.09      52.27       0.75      0.85
WVFC      WVS Fin Corp.               PA    415,231      6.56      1.06    15.84    38.71     110.10       0.98      1.06

          ---------------------------------------------------------------------------------------------------------------
                    Average:                329,408      8.13      0.76     9.81    66.26      97.59       0.74      0.83
                    Median:                 292,305      8.44      0.56     9.18    68.46      97.48       0.62      0.85
          ---------------------------------------------------------------------------------------------------------------

                                                                                                          -------------------------
                                                Risk Profile               Loan Servicing Data              Market Pricing Analysis
                                              -----------------   --------------------------------------- -------------------------
                                               Risk                 Loans                   Mtg
                                               Wgtd      RWA/     Srvcd For    LSFOs/     Srvcng   MSRs/      Market   Price/LTM
Ticker      Company Name              ST      Assets    Assets      Others     Assets     Rights   LSFOs      Value    Earnings
-----       ------------              --      ------    ------      ------     ------     ------   -----      -----    --------
                                      (%)     ($000)     (%)       ($000)       (%)       ($000)  (%)         ($M)       (x)
----------------------------------------------------------------------------------------------------------------------------------
ESX       Essex Bancorp, Inc.         VA      173,821    59.34%   1,661,637   567.23%     2,069    0.12%      1.46           NM
----------------------------------------------------------------------------------------------------------------------------------





ABBK      Abington Bancorp, Inc.      MA      402,652    55.29%     105,298    14.46%         0    0.00%     40.08         9.26
CASB      Cascade Fin Corp            WA      485,365    67.78%     102,945    14.38%       793    0.77%     42.68        11.92
CFCP      Coastal Fin Corp            SC      455,394    58.80%     106,407    13.74%         0    0.00%     76.11         8.97
COOP      Cooperative Bnkshrs, Inc.   NC      268,061    64.64%      74,140    17.88%         0    0.00%     33.25        17.75
FDTR      Fed Trust Corp              FL      143,832    59.91%     146,128    60.87%     1,400    0.96%     10.82         8.75
FKFS      First Keystone Fin, Inc.    PA      214,004    45.31%      68,904    14.59%        95    0.14%     25.66        10.75
FFHH      FSF Fin Corp.               MN           NA       NA       52,104    10.99%       198    0.38%     36.40        10.13
LSBI      LSB Fin Corp.               IN           NA       NA           NA       NA         NA      NA      17.56         8.31
MFLR      Mayflower Co-op Bank        MA      108,055    68.58%      46,782    29.69%       262    0.56%     14.87        11.46
NASB      NASB Fin, Inc.              MO      744,314    73.42%     736,900    72.69%    13,750    1.87%    106.96         7.72
                                              -------    ------     -------    ------    ------    -----    ------        -----
          ---------------------------------------------------------------------------------------------------------------------
                    Average:                  352,710    61.72%     159,956    27.70%     1,833    0.52%     40.44        10.50
                    Median:                   335,357    62.27%     102,945    14.59%       198    0.38%     34.83         9.70
          ---------------------------------------------------------------------------------------------------------------------





CFFC      Community Fin Corp          VA      186,645    71.03%       4,884     1.86%         3    0.06%     22.79        19.64
COOP      Cooperative Bnkshrs, Inc.   NC      268,061    64.64%      74,140    17.88%         0    0.00%     33.25        17.75
CRSB      Crusader Hldg Corp          PA      278,197    68.46%           0     0.00%         0    0.00%     33.49         3.81
ESBK      Elmira SB, FSB              NY      183,344    65.46%      44,922    16.04%         0    0.00%     18.40         9.13
EQSB      Equitable Bank              MD       245138    51.39%          NA       NA          0      NA      26.88        11.46
FKFS      First Keystone Fin, Inc.    PA      214,004    45.31%      68,904    14.59%        95    0.14%     25.66        10.75
HCBB      HCB Bancshares, Inc.        AR           NA       NA            0     0.00%         0    0.00%     16.88        20.06
IFSB      Independence FSB            DC       89,077    35.28%          NA       NA          0      NA      14.43        12.36
LARL      Laurel Capital Group, Inc.  PA      146,176    55.89%         413     0.16%         0    0.00%     31.04         8.97
PHFC      Pittsburgh Fin Corp.        PA       230749    52.41%           0     0.00%         0    0.00%     19.20        36.69
UFBS      Union Fin Bancshares, Inc   SC      144,670    54.40%          NA       NA        629      NA      17.71         8.26
WSB       Washington SB, FSB          MD       17,984    43.53%           0     0.00%         0    0.00%      3.41        13.24
WVFC      WVS Fin Corp.               PA      193,335    46.56%       1,979     0.48%         0    0.00%     34.97         8.49
                                              -------    ------       -----     -----       ---    -----     -----        -----
          ----------------------------------------------------------------------------------------------------------------------
                    Average:                  183,115    54.53%      19,524     5.10%        56    0.02%     22.93        13.89
                    Median:                   189,990    53.41%       1,196     0.32%         0    0.00%     22.79        11.46
          ----------------------------------------------------------------------------------------------------------------------

                                                                            Current Dividend
                                                                         -----------------------
                                                  Price/    Price/
Ticker      Company Name             ST           Book     Assets         Yield   Payout Ratio
-----       ------------             --           ----     ------         -----   ------------
                                     (%)           (%)      (%)             (%)       (%)
------------------------------------------------------------------------------------------------
ESX       Essex Bancorp, Inc.        VA             NM      0.52         0.00             NM
------------------------------------------------------------------------------------------------





ABBK      Abington Bancorp, Inc.      MA        116.84      5.50         2.76          25.53
CASB      Cascade Fin Corp            WA        103.47      5.96         0.00           0.00
CFCP      Coastal Fin Corp            SC        150.00      9.83         2.48          22.22
COOP      Cooperative Bnkshrs, Inc.   NC        107.93      8.02         1.63          28.99
FDTR      Fed Trust Corp              FL         70.58      4.51         0.00           0.00
FKFS      First Keystone Fin, Inc.    PA         88.33      5.45         2.78          27.10
FFHH      FSF Fin Corp.               MN         84.38      7.72         3.95          35.00
LSBI      LSB Fin Corp.               IN         77.36      6.22         3.17          23.68
MFLR      Mayflower Co-op Bank        MA        111.68      9.44         5.45          62.50
NASB      NASB Fin, Inc.              MO        124.63     10.55         4.00          24.69
                                                ------     -----         ----          -----
          -------------------------------------------------------------------------------------
                    Average:                    103.52      7.32         2.62          24.97
                    Median:                     105.70      6.97         2.77          25.11
          -------------------------------------------------------------------------------------





CFFC      Community Fin Corp          VA         88.96      8.73         3.32          65.31
COOP      Cooperative Bnkshrs, Inc.   NC        107.93      8.02         1.63          28.99
CRSB      Crusader Hldg Corp          PA         87.58      8.24         0.00           0.00
ESBK      Elmira SB, FSB              NY        103.32      6.57         2.78          24.79
EQSB      Equitable Bank              MD        107.20      5.62         0.00           0.00
FKFS      First Keystone Fin, Inc.    PA         88.33      5.45         2.78          27.10
HCBB      HCB Bancshares, Inc.        AR         55.18      5.79         2.78          55.81
IFSB      Independence FSB            DC         63.45      5.72         0.00          60.18
LARL      Laurel Capital Group, Inc.  PA        124.71     11.87         4.28          37.29
PHFC      Pittsburgh Fin Corp.        PA         85.59      4.39         3.16         116.13
UFBS      Union Fin Bancshares, Inc   SC         78.86      6.66         4.32          35.71
WSB       Washington SB, FSB          MD         68.02      8.24         0.00           0.00
WVFC      WVS Fin Corp.               PA        128.06      8.40         5.09          43.24
                                                ------     -----        -----          -----
          -------------------------------------------------------------------------------------
                    Average:                     91.32      7.21         2.32          38.04
                    Median:                      88.33      6.66         2.78          35.71
          -------------------------------------------------------------------------------------

Source: SNL Securities and corporate reports. All data as of or for the 12 months ended 12/31/00. Excludes mutual holding companies and thrifts subject to acquisition.

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ESSEX
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                                                                              16

                 Peer Group Pricing Analysis (Going Concern):
                      Prepared for Preliminary Valuation

                                                    Peer Group Pricing Analysis
                                        Prepared In Conjunction With Preliminary Valuation

                                                                                       Essex            Indicated
                                               Peer Group       Essex 12/31/00      Comparative           Value
                                                 Median           Per Common         Pricing               Per            Approach
                                              Pricing Ratio     Share Data (1)      Adjustment            Share          Weighting
                                              -------------     --------------      ----------            -----          ---------

--------------------------------------------------------------------------------------------------------
Mortgage Banking Peer Group (Assets $ 250 Million-$1Billion, Equity/Assets (less than) 10%, Profitable)
--------------------------------------------------------------------------------------------------------

Earnings Approach (revised) (x)                  9.67x             ($0.94)               NM          $   0.00             60.00%

Book Value Approach (%)                        101.00%             ($2.34)               NM          $   0.00             30.00%

Assets Approach (%)                              6.00%           $ 267.17                50%         $   8.02             10.00%
                                                                                                     --------            ------

  Weighted Average                                                                                   $   0.80            100.00%

-------------------------------------------------------------------------------------------
Regional Peer Group (Assets $250- $500 Million, Equity/Assets (less than) 10%, Profitable)
-------------------------------------------------------------------------------------------

Earnings Approach (revised) (x)                 10.26x             ($0.94)               NM          $   0.00             60.00%

Book Value Approach (%)                         91.00%             ($2.34)               NM          $   0.00             30.00%

Assets Approach (%)                              6.09%           $ 267.17                50%         $   8.14             10.00%
                                                                                                     --------            ------

  Weighted Average                                                                                   $   0.81            100.00%

(1) Earnings per common share excludes $3.3 million deferred tax asset recognition pertaining to NOLs and preferred dividends.
    The EPS calculation is adjusted to reflect the reduction of the tax benefit to current taxes payable.
    Book value per share and assets per share adjusted for preferred stock par value + accumulated dividends.

[LOGO] ESSEX

                 Peer Group Pricing Analysis (Going Concern):
                         Prepared for Fairness Opinion

                                                    Peer Group Pricing Analysis
                                           Prepared In Conjunction With Fairness Opinion

                                                                                             Essex        Indicated
                                                   Peer Group        Essex 12/31/00       Comparative       Value
                                                     Median            Per Common           Pricing          Per         Approach
                                                 Pricing Ratios      Share Data (1)        Adjustment       Share       Weighting
                                                 --------------      --------------        ----------       -----       ---------
-------------------------------------------------------------------------------------------------------
Mortgage Banking Peer Group (Assets $250 Million-$1Billion, Equity/Assets (less than) 10%, Profitable)
-------------------------------------------------------------------------------------------------------

Earnings Approach (x)                                 9.70x               ($0.94)               NM          $  0.00       60.00%

Book Value Approach (%)                             105.70%               ($2.34)               NM          $  0.00       30.00%

Assets Approach (%)                                   6.97%           $   267.17                50%         $  9.31       10.00%
                                                                                                            -------      ------

 Weighted Average                                                                                           $  0.93      100.00%

------------------------------------------------------------------------------------------
Regional Peer Group (Assets $250-$500 Million, Equity/Assets (less than) 10%, Profitable)
------------------------------------------------------------------------------------------

Earnings Approach (x)                                11.46x               ($0.94)               NM          $  0.00       60.00%

Book Value Approach (%)                              88.33%               ($2.34)               NM          $  0.00       30.00%

Assets Approach (%)                                   6.66%           $   267.17                50%         $  8.90       10.00%
                                                                                                            -------      ------

 Weighted Average                                                                                           $  0.89      100.00%

(1) Earnings per common share excludes $3.3 million deferred tax asset recognition pertaining to NOLs and preferred dividends.
    The EPS calculation is adjusted to reflect the reduction of the tax benefit to current taxes payable.
    Book value per share and assets per share adjusted for preferred stock par value + accumulated dividends.

[LOGO] ESSEX

                       Comparable Transactions Analysis
                            (Sale of Control Basis)

Due to inherent differences in the business, operations, financial condition and capital structure of Essex relative to the Peer Group, it is inappropriate to rely solely on comparable sale of control transactions for the determination of value of the outstanding shares of common stock. Unlike Essex, the Peer Group maintains positive earnings per common share and book value per common share, providing a fundamental basis for sale of control pricing of the common stock.

     Importantly, after contacting numerous parties regarding a prospective
     ----------------------------------------------------------------------
 acquisition, no party indicated a purchase price that would result in positive
 ------------------------------------------------------------------------------
                        returns for common shareholders.
                        -------------------------------
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ESSEX
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

                     Peer Group Analysis (Sale of Control)

 .    RP Financial compared the financial and market performance of Essex, based on various financial measures relative to the acquisitions of publicly traded thrifts from 1998 to present, considering the following data:

      * Financial Performance
          . Financial condition, earnings performance, operating efficiency . Capital adequacy
          .  Asset quality, adequacy of valuation allowances
      *  Market Performance
          .  Price/common book value per share
          .  Price/earnings per common share
          .  Dividend yields

 .    Comparable transactions selected on the basis of
      *   Publicly-traded (NASDAQ, AMEX, NYSE)
      *   Completed 1998 to present
      *   Excluded acquisitions of mutual holding companies and strategic
      *   mergers and mergers of equals

 .    Pricing comparison not highly meaningful given the negative book value per common share and earnings per common share, as application of Peer Group multiples, even before adjustments, indicates a small positive value of Essex common shares -- however, market testing indicated no value would be
                            ---------------------------------------------------
     realized by common shareholders in a prospective sale
     -----------------------------------------------------

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                                                                              20

                Peer Group Pricing Analysis (Sale of Control):
                      Prepared For Preliminary Valuation


                    Comparable Transactions Pricing Analysis
              Prepared In Conjunction With Preliminary Valuation

                                                                                               Essex
                                                Comparable            Essex 12/31/00         Comparative
                                                Transactions            Per Common             Pricing
                                               Pricing Ratios         Share Data (1)         Adjustment
                                               --------------         --------------         ----------
-----------------------------------------------------------------------------------------------------------
Thrift Acquisitions 1998 to  Present (Excludes Mergers and Acqusitions of Strategic Mutual Holding Cos.)
-----------------------------------------------------------------------------------------------------------
Earnings Approach (revised)                    23.28x                 ($0.94)                    NM

Book Value Approach                           151.07%                 ($2.34)                    NM

Deposit Premium + Equity Approach              11.55%                $206.56                     80% (2)

 Weighted Average

----------------------------------------------------------------------------------------------------------
Thrift Acquisitions 2000 to Present (Excludes Strategic Mergers and Acqusitions of Mutual Holding Cos.)
----------------------------------------------------------------------------------------------------------

Earnings Approach (revised)                    18.62x                 ($0.94)                    NM

Book Value Approach                           124.07%                 ($2.34)                    NM

Deposit Premium + Equity Approach               6.23%                $206.56                     80% (2)

 Weighted Average

                                               Indicated
                                                 Value
                                                  Per                 Approach
                                                 Share                Weighting
                                                -------               ---------
Earnings Approach (revised)                    $ 0.00                   55.00%

Book Value Apporach                            $ 0.00                   30.00%

Deposit Permium + Equity Approach              $16.75 (3)               15.00%
                                               ------                  ------
Weighted Average                               $ 2.51                  100.00%


Earnings Approach (revised)                    $ 0.00                   55.00%

Book Value Approach                            $ 0.00                   30.00%

Deposit Premium + Equity Approach              $ 7.95 (3)               15.00%
                                               ------                  ------
 Weighted Average                              $ 1.19                  100.00%

(1) Earnings per common share excludes $3.3 million deferred tax asset recognition pertaining to NOLs and preferred dividends.
    The EPS calculation is adjusted to reflect the reduction of the tax benefit to current taxes payable. Book value per share adjusted for preferred stock par value + accumulated dividends.
    Core deposits equals total deposits less deposits over $100,000. Does not reflect warrants.
(2) Reflects discount for geographic spread of branches and comparatively lower proportion of core deposits.
(3) Reflects deposit premium plus tangible equity (core deposits per share updated for 12/31/00 data which subsequently became available).


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ESSEX
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                                                                              21

                Peer Group Pricing Analysis (Sale of Control):
                         Prepared For Fairness Opinion

                   Comparable Transactions Pricing Analysis
              Prepared In Conjunction With Preliminary Valuation

                                                                                                          Essex
                                                              Comparable           Essex 12/31/00      Comparative
                                                             Transactions            Per Common          Pricing
                                                            Pricing Ratios          Share Data(1)       Adjustment
                                                            --------------          -------------       ----------
------------------------------------------------------------------------------------------------------------------
Thrift Acquisitions 1998 to Present (Excludes Strategic Mergers and Acqusitions of Mutual Holding Cos.)
------------------------------------------------------------------------------------------------------------------
Earnings Approach                                            23.06x                 ($0.94)                 NM

Book Value Approach                                         148.08%                 ($2.34)                 NM

Deposit Premium + Equity Approach                            11.35%                $206.56                  80% (2)

 Weighted Average

----------------------------------------------------------------------------------------------------------------
Thrift Acquisitions 2000 to Present (Excludes Strategic Mergers and Acqusitions of Mutual Holding Cos.)
----------------------------------------------------------------------------------------------------------------

Earnings Approach                                            18.52x                 ($0.94)                 NM

Book Value Approach                                         124.78%                 ($2.34)                 NM

Deposit Premium + Equity Approach                             6.89%                $206.56                  80% (2)

 Weighted Average

                                                          Indicated
                                                            Value
                                                             Per                   Approach
                                                            Share                  Weighting
                                                            -----                  ---------
Earnings Approach                                          $ 0.00                    55.00%

Book Value Approach                                        $ 0.00                    30.00%

Deposit Premium + Equity Approach                          $16.42 (3)                15.00%
                                                           ------                   ------
 Weighted Average                                          $ 2.46                   100.00%


Earnings Approach                                          $ 0.00                    55.00%

Book Value Approach                                        $ 0.00                    30.00%

Deposit Premium + Equity Approach                          $ 9.05 (3)                15.00%
                                                           ------                   ------

 Weighted Average                                          $ 1.36                   100.00%

(1) Earnings per common share excludes $3.3 million deferred tax asset recognition pertaining to NOLs and preferred dividends.
    The EPS calculation is adjusted to reflect the reduction of the tax benefit to current taxes payable. Book value per share adjusted for preferred stock par value + accumulated dividends.
    Core deposits equals total deposits less deposits over $100,000. Does not reflect warrants.
(2) Reflects discount for geographic spread of branches and comparatively lower proportion of core deposits. (3) Reflects deposit premium plus tangible equity.
(3) Reflects deposit premiums plus tangible equity

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ESSEX
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                                                                              22

                             Premium Paid Analysis

            RP Financial reviewed the implied premium paid for the
                  common stock in the following transactions:

             1. Acquisitions of publicly-traded banks and thrifts

         2. Other going private transactions of publicly-traded banks and thrifts and non-banking companies

        3. "Dutch tender auction" transactions of publicly-traded banks and thrifts

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ESSEX
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

                             Premium Paid Analysis

 .    RP Financial reviewed the implied premium paid for the common stock in the following transactions:

       *  1. Acquisitions of publicly-traded banks and thrifts
            . While all of the outstanding shares of common stock of Essex are being repurchased in the privatization transaction, similar to an acquisition, the warrant holders already have de facto control
            . Accordingly, the privatization transaction would not need to reflect a full control premium in the acquisition context

       * 2. Other going private transactions of publicly-traded banks and thrifts and non banking companies
            . Essex's privatization transaction is unique structurally, but share a number of similarities as well
            . Differing structures of going private transactions leads to wide range of premiums paid
            . Banking companies are most appropriate for comparison, and thus given greater weight
            . Due to a variety of reasons, including but not limited to, wide differences in lines of business, relevant valuation measures applicable for companies with different lines of business and external factors impacting companies if different industries such as competitive factors, regulatory and legislative factors, technological factors and investment community perception

       * 3. "Dutch tender auction" transactions of publicly-traded banks and thrifts
            . Dutch auction repurchases are for only a portion of the shares outstanding, where all of the outstanding shares of common stock of Essex are being repurchased in the privatization transaction
            . Accordingly, the pricing in Essex's may require a higher premium than paid in Dutch auction self tender transactions

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                                                                              24

                            Premium Paid Analysis:
                  1. Control Premiums Paid In Bank/Thrift M&A


[LOGO]
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ESSEX
-----

                            Premium Paid Analysis:
                  1. Control Premiums Paid In Bank/Thrift M&A

 .    Examined control premium paid by acquirors for publicly traded banks and thrifts from 1998 to present
       *  Typically buyer acquires 100% of shares outstanding, typically starting from no prior ownership or only a minority position
       *  Excludes mergers of equals, strategic merger transactions and acquisitions of mutual holding companies

 .    Control premium calculation based on
       *  Acquisition price at announcement
       *  Trading price of target one day prior to merger announcement

 .    Control premiums paid
       *  Bank acquisitions        Preliminary               Opinion
                                   -----------               -------
           . Average               29.86%                    30.19%
           . Median                23.75%                    25.00%

       *  Thrift acquisitions
           . Average               32.31%                    31.90%
           . Median                26.89%                    26.56%

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                                                                              26

                            Premium Paid Analysis:
               2.  Premiums Paid In Going Private Transactions:
                               Banking Companies

[LOGO]
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ESSEX
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

                            Premium Paid Analysis:
                2.  Premiums Paid In Going Private Transactions

 .    RP Financial reviewed the implied premium paid by publicly-traded banks and thrifts "going private" 1998 to present

      * BankAtlantic Bancorp, Inc., Fort Lauderdale, Florida (2000)
          . Structure: cash out the 9.9 million shares Class B common stock, leaving the holders of the 31.6 million shares of Class A stock as the sole class of common stock outstanding
          . Premium of 17.1% based on purchase price of $6.00 per share vs. a closing price of $5.125 per share prior to the announcement

      * Hawaii National Bancshares, Honolulu, Hawaii (1999)
          . Structure: conduct 1:200 reverse split, with holders of 200 shares or less receiving $45.00 cash and concurrent tender offer for same $45.00 per share price (pre-split basis)
          . 88% of stock before going private held by a single family, and there were 1,221 shareholders on a pre-split basis
          . Premium of 12.5% based on the most recent trade of $40.00 per share

      * Union Planters Bank, NA, Memphis, Tennessee/Capital Factors Holding
        (1998)
          . Structure: Union Planters tendered for the 8.7% minority position of Capital Factors for $17.50 in cash (Union Planters' majority ownership of Capital Factors was attributable to the Capital Bancorp acquisition) -- price consistent with price paid by Union Planters in block purchases of the stock from institutional investors in recent months
          . Premium of 7.7% based on the closing price prior to commence of privatization

      * First Independence Corp., Detroit, Michigan (1999)
          . Structure: conduct 1:60 reverse stock split, with holders of 60 shares of less receiving $10.00 in cash, reducing shareholders from 2,100 to (less than) 300 to facilitate de-registration
          . 64.6% of stock owned by directors before transaction
          . Premium of 42.86% based on most recent trade of $7.00 per share (an insiders have been the most active purchasers of the common stock)

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                                                                              28

                            Premium Paid Analysis:
                2. Premiums Paid In Going Private Transactions

 .  RP Financial reviewed the implied premium paid in selected bank and thrift
   "going private" transactions 1998 to present

     *  National City Corp, Cleveland, Ohio/National Processing, Inc. (1999)

          . Structure: National City tendered for the 12.4% minority position of National Processing for $9.50 in cash (National City's majority ownership was attributable to previous sole prior to an IPO representing minority ownership)

          . Premium of 59.9% based on the $5.94 closing price prior to publicized speculation that National Processing might be sold

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                                                                              29

                            Premium Paid Analysis:
               2.  Premiums Paid In Going Private Transactions:
                             Non-Banking Companies

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

                            Premium Paid Analysis:
                  3.  Premiums Paid In Dutch Tender Auctions

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

                            Premium Paid Analysis:
                  3.  Premiums Paid In Dutch Tender Auctions

 .  Objective

     * A stock repurchase strategy to deploy excess capital, particularly if Board/management perceive that current stock price is undervalued and seeks to repurchase a large block of shares

 .  Structure of Modified Dutch Auctions
     * Involves a tender offer by the company to purchase a set amount of shares at a range of prices
     * Range of stock prices typically reflects a premium to the current trading price for the stock as an incentive to shareholders to tender their shares
     * Stockholders offer their shares at a selected price within the range, and the company purchases shares either at
          .  (i)  the average price offered or
          .  (ii) the lowest prices tendered

 .  Other Considerations
     *  Reduces equity quickly
     *  Increases ownership interest of insiders
     * Avoids brokerage fees for stockholders/Company generally pays stock transfer charges
     *  Possibly opens the door to a third party offer
          . Since company is signaling its overcapitalization and undervaluation -- raises questions of ability to generate market rate of returns
          . Raises questions regarding the ability to realize a higher premium pursuant to a sale of control

 .  Pricing Analysis (see following table)
     * Approximately 15% control premium to acquire nearly 20% of shares outstanding

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                                                                              32

                            Premium Paid Analysis:
                   3. Premiums Paid In Dutch Tender Auctions


          Modified Dutch Auction By Banks and Thrifts 1998 to Present
                        Common Stock Tender Offers Only

                                                  Pre-Transaction          Pre-         Tender Offer          Initial Tender Offer
                                             -----------------------                       Period             --------------------
                                                             Market      Anncmnt      ------------------          # of        %-
Institution                           Ticker    Assets        Cap.        Price       Opened      Closed         Shares     Outst.
-----------                           ------    ------        ---         -----       ------      ------         ------     -----
                                                ($Mil)        ($Mil)       ($)                                               (%)
Republic Bancorp, Inc.-KY             RBCAA     $1,508        $109       $ 7.38      02/12/01      03/13/01     1,000,000   6.77%
------------------------------------------------------------------------------------------------------------------------------------
Souside Bankshares-MO                 SBCO      $  725        $ 77       $ 9.13      01/05/01      Pending      1,100,000  13.11%
Citizens First Fin. Corp.-IL          CFSB      $  329        $ 27       $14.00      10/31/00      12/01/00       391,000  20.00%
Promistar Fin Corp (BT Financial)-PA  PRFC      $2,036        $275       $16.50      09/29/00      10/31/00     1,668,328  10.00%
NASB Financial, Inc.-MO               NASB      $  909        $ 96       $10.63      06/05/00      07/05/00       387,500   4.30%
PS Financial, Inc.-IL                 PSFI      $  122        $ 19       $11.56      03/01/00      03/29/00       334,000  20.01%
Hemlock Federal Fin. Corp.-IL         HMLK      $  228        $ 23       $14.31      02/01/00      03/01/00       338,000  20.88%
First Southern Bancshares-AL          FSTH      $  176        $ 19       $11.75      08/31/99      09/30/99       275,000  16.73%
First Commonwealth Fin Corp-PA        FCF       $4,203        $732       $23.63      08/31/99      09/29/99     2,000,000   6.45%
GBC Bancorp-CA                        GBCB      $1,660        $231       $18.00      06/16/99      07/14/99     2,000,000  15.60%
Bancfirst Corp-OK                     BANF      $2,279        $261       $28.00      05/03/99      06/01/99     1,000,000  10.73%
EFC Bancorp, Inc.-IL                  EFC       $  432        $ 72       $10.13      04/23/99      06/01/99     1,779,233  25.00%
First Banks America, Inc.-MO          FBA       $  722        $ 54       $16.81      01/04/99      02/17/99       400,000  12.42%
Peekskill Financial Corp.-NY          Acqrd     $  213        $ 39       $13.75      12/23/98      01/27/99       800,000  28.15%
WesterFed Financial Corp.-MT          WSTR      $1,000        $109       $19.50      11/22/98      12/24/98     1,100,000  19.70%
Tri-County Bancorp, Inc.-WY           Acqrd     $   87        $ 13       $11.25      10/20/98      12/07/98       313,000  26.81%
Klamath First Bancorp, Inc.-OR        KFBI      $1,048        $177       $17.88      10/23/98      01/08/99     1,983,353  20.00%
Mississippi View Holding Co.-MN       MIVI      $   70        $ 14       $18.62      04/13/98      05/11/98       220,050  30.00%
S&T Bancorp-PA                        STBA      $1,920        $626       $44.25      01/20/98      02/20/98     1,500,000  30.00%
                                                                                                                           ------

   Average (for fairness opinion)                                                                                          17.72%
   Median (for fairness opinion)                                                                                           19.70%

   Average (for preliminary valuation)                                                                                     18.33%
   Median (for preliminary valuation)                                                                                      19.85%

                                                                                           ---------------------
                                         Tender Offer Results      Offer Price Range         Offer Price Premium  Final  Pre-Tender
                                         --------------------- --------------------------- ---------------------
                                           # of       % of       Low     High     Final      Low   High   Final  Pr/High Shares Out-
Institution                               Shares     Outst.     Price    Price    Price     Price  Price  Price   Price   standing
-----------                               ------     ------    -------   -----    -----    ------  -----  ------  -----   --------
                                                      (%)        ($)      ($)      ($)       (%)    (%)    (%)     (%)
Republic Bancorp, Inc.-KY                747,325     5.06%    $ 8.00    $10.00   $10.00   8.47%   35.59%   35.59% 100.00% 14,771,180
------------------------------------------------------------------------------------------------------------------------------------
Souside Bankshares-MO                         NA     0.00%    $10.75    $12.25       NA  17.81%   34.25%      NA      NA   8,393,528
Citizens First Fin. Corp.-IL             391,096    20.00%    $15.00    $17.00   $16.00   7.14%   21.43%  14.29%  94.12%   1,955,014
Promistar Fin Corp (BT Financial)-PA   1,730,013    10.37%    $18.00    $20.00   $19.50   9.09%   21.21%  18.18%  97.50%  16,683,294
NASB Financial, Inc.-MO                  517,265     5.73%    $12.50    $12.50   $12.50  17.65%   17.65%  17.65% 100.00%   9,021,914
PS Financial, Inc.-IL                    367,244    22.00%    $12.00    $14.50   $12.00   3.81%   25.43%   3.81%  82.76%   1,669,290
Hemlock Federal Fin. Corp.-IL            419,947    25.95%    $15.00    $17.50   $15.00   4.80%   22.27%   4.80%  85.71%   1,618,563
First Southern Bancshares-AL             307,871    18.73%    $12.75    $14.00   $13.50   8.51%   19.15%  14.89%  96.43%   1,643,562
First Commonwealth Fin Corp-PA         1,909,710     6.16%    $23.00    $26.00   $26.00  -2.65%   10.05%  10.05% 100.00%  30,991,646
GBC Bancorp-CA                         1,327,579    10.35%    $18.00    $22.00   $22.00   0.00%   22.22%  22.22% 100.00%  12,821,198
Bancfirst Corp-OK                      1,186,502    12.73%    $34.00    $38.00   $38.00  21.43%   35.71%  35.71% 100.00%   9,321,295
EFC Bancorp, Inc.-IL                   1,709,544    24.02%    $10.00    $12.00   $12.00  -1.23%   18.52%  18.52% 100.00%   7,116,934
First Banks America, Inc.-MO             314,848     9.78%    $16.50    $21.00   $21.00  -1.84%   24.93%  24.93% 100.00%   3,220,830
Peekskill Financial Corp.-NY             800,040    28.15%    $14.75    $16.75   $16.75   7.27%   21.82%  21.82% 100.00%   2,842,069
WesterFed Financial Corp.-MT           1,082,854    19.38%    $18.00    $20.00   $20.00  -7.69%    2.56%   2.56% 100.00%   5,588,862
Tri-County Bancorp, Inc.-WY              313,000    26.81%    $11.00    $14.00   $14.00  -2.22%   24.44%  24.44% 100.00%   1,167,498
Klamath First Bancorp, Inc.-OR         1,983,353    20.00%    $18.00    $20.00   $19.50   0.70%   11.89%   9.09%  97.50%   9,916,766
Mississippi View Holding Co.-MN          268,351    36.40%    $19.50    $21.50   $21.25   4.73%   15.47%  14.12%  98.84%     737,228
S&T Bancorp-PA                           439,606     3.11%    $46.00    $49.00   $49.00   3.95%   10.73%  10.73% 100.00%  14,143,655
                                                    ------                                -----   ------  ------ -------
 Average (for fairness opinion)                     16.04%                                5.25%   20.81%  16.86%  97.38%
 Median (for fairness opinion)                      18.73%                                4.73%   21.43%  14.89% 100.00%
                                                                                          -----   ------  ------


                                                                                          -----   ------  ------
 Average (for preliminary valuation)                16.65%                                5.07%   19.99%  15.75%  97.23%
 Median (for preliminary valuation)                 19.05%                                4.34%   21.32%  14.59% 100.00%
                                                                                          -----   ------  ------

Source: Corporate securities filings and press releases

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                                                                              33

                         Discounted Cash Flow Analysis

Five year financial projections were prepared, based on a continuation of Essex's fiscal 2001 business plan, to evaluate the potential impact to book value per common share and earnings per common share while maintaining the current capital structure.

Despite strong projected earnings growth, it does not appear that earnings will cover the preferred dividends, which are increasing at a compounded rate. Thus, it appears no value is generated under this scenario for the common shareholders.

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ESSEX
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

                         Discounted Cash Flow Analysis

 .  Value determined by present value of (1) dividends over the next 5 years plus
   (2) the terminal value, reflecting multipliers applied to year 5 earnings and book value incorporating Essex's business plan.

 . Annual asset growth: 7.5% annually, reflecting slightly faster loan growth, and funded primarily by deposits, as some borrowings are repaid in 2001 and maintained constant after

 .  Key operating assumptions
     .    Constant interest rates
     .    No significant change in asset mix (except as noted above)
     . No significant change in risk profile -- maintain constant loan loss provisions
     .    Other income growth moderates after strong growth in 2001
     .    Operating expense growth moderates after strong growth in 2001
     .    Earnings are taxable at a 39.55% effective rate (consistent with budget)
     .    No dividends paid to preferred or common shareholders
     .    No change in common shares outstanding (no exercise of warrants or options)
     . Terminal value multipliers are derived from thrift acquisition pricing ratios
     . 15% discount rate applied to future cash flows (dividends and terminal value)
     .    No significant change in regulatory or competitive environment

 .  Summary of Projections
     .    Earnings increase from $0.568 million in 2001 to $1.860 million in
          2005
     . Book value per common share deficit continues to grow to -$10.17 in Year 5
     . Earnings per common share deficit begins to improve but remains negative -$1.44 in Year 5

 .  Common Stock Valuation Conclusion Pursuant to DCF Technique
     . No value can determined pursuant to a stand alone operation while maintaining current capital structure, and common shareholder position continues to deteriorate

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ESSEX]                                                                       35
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

    Application of Common Stock Valuation Techniques to Essex Bancorp, Inc.

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ESSEX
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

     Relevancy of Common Stock Valuation Techniques to Essex Bancorp, Inc.

 .  Peer Group Analysis
     .  Technique determines value of minority stock without any premium

     . Application of technique suggests no value for Essex common shares given the negative book value per common share and negative earnings per common share

 .  Comparable Transactions Analysis
     . Technique determines value of stock pursuant to merger transactions, based on pricing multiples paid for earnings, book value, core deposits and assets

     . Application of technique suggests a nominal common stock value for Essex, if any

 .  Premium Paid Analyses (Relative to Pre-Announcement Stock Price)
     .  Acquisitions of publicly-traded banks and thrifts

         . Given that warrant holders already have de facto control, and since Essex's stock is trading well above the value implied by fundamentals, the premium paid for control in acquisitions of publicly-traded banks and thrifts serves to set an upper limit for the appropriate premium for the outstanding shares of common stock in Essex's case

     . Other "going private" transactions of publicly-traded banks/thrifts & non-banking companies

         . In applying the wide range of premiums paid in the limited number of other "going private" transactions of public banks and thrifts and non-banking companies, the uniqueness of Essex's characteristics and reasons for the privatization must be considered

     . "Dutch tender auction" transactions for publicly-traded banks and thrifts

         . Dutch auction transactions typically do not result in control by the remaining common shareholders, while the Essex warrant holders have de facto control even before the privatization transaction, thus the "Dutch tender auction" premium paid by publicly traded banks and thrifts serves to set the lower limit for the appropriate premium for the outstanding shares of common stock in Essex's case

 .  Discounted cash flow analysis

     . Since earnings per common share is not projected to turn positive in the next 5 years and the book value per common share deficit deteriorates further, the application of this technique suggests no value for the Essex common stock absent a capital structure transaction

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ESSEX                                                                         37
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

            Essex Common Stock Price Utilized to Determine Premium

 .   Essex's stock price appears to be subject to speculation, periodically resulting in sharp price increases and decreases
 .   Given such volatility, RP Financial has utilized an average closing stock price for the prior month, computed as a 22 day average
 .   Historical daily price volatility and the 22 day rolling average are highlighted in the chart below for the period 1999 to present

                              Essex Bancorp, Inc.
       Daily Closing Price Vs. 22 Day Closing Average and 22 Day Volume
                           Weighted Closing Average

                                    [GRAPH]

                                    As of             As of
                                   1/31/01           3/20/01
                                  ---------         ---------
Closing Price                       $ 1.40            $ 1.34
22 Day Average                      $ 1.18            $ 1.23
22 Day Vol. Wgtd. Avg.              $ 1.16            $ 1.23


 --Daily Closing Price--22 Day Closing Average--22 Day Volume Weighted Closing
                                   Average


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ESSEX                                                                         38
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

    Application of Common Stock Valuation Techniques to Essex Bancorp, Inc.

               Application of Premium Analyses to Essex Bancorp

                                                                              Essex         Indicated Privatization Premium
                                                                                          -----------------------------------
                                                                            Base Stock    Indicated    Indicated
                                                                 Indicated   Price Per     Premium       Stock      Aggregate
                                                                  Premium    Share (1)    Per Share      Price       Proceeds
                                                                  -------    ---------    ---------      -----       --------
                                                                                                                      ($000)
Valuation Technique
-------------------

Acquisition of Publicly Traded Banks & Thrifts 1998-Present
 Publicly Traded Banks (Median)                                   25.00%      $1.1773       $0.29        $1.47        $1,561
 Publicly Traded Thrifts (Median)                                 26.56%      $1.1773       $0.31        $1.49        $1,580

Other "Going Private" Transactions of                             17.10%      $1.1773       $0.20        $1.38        $1,462
 Publicly-Traded Banks & Thrifts 1998-Present (Median)

"Going Private" Transactions of Non-Banking Companies
 Continuing Shareholders >50% Control 2000-Present (Median)       48.56%      $1.1773       $0.57        $1.75        $1,855
 Continuing Shareholders >90% Control 2000-Present (Median)       41.20%      $1.1773       $0.49        $1.66        $1,763

"Dutch Tender Auction" Transactions of                            14.89%      $1.1773       $0.18        $1.35        $1,435
 Publicly-Traded Banks & Thrifts 1998-Present (Median)


Valuation Range
---------------

 Upper Value                                                      24.00%      $1.1773       $0.28        $1.46        $1,548
 Lower Value                                                      16.00%      $1.1773       $0.19        $1.37        $1,448

Notes:
------

(1) Reflects 22 trading day average prior to February 1, 2001
(2) Common shares outstanding currently (000)                     1,061

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ESSEX                                                                         39
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

                             ESSEX BANCORP, INC.
            DISCOUNTED CASH FLOW ANALYSIS: STAND ALONE BASIS


RP Financial, LC.
----------------
Financial Services Industry Consultants

-------------------------------------------------------
I. BASE CASE SCENARIO                                            Actual                                Projected
---------------------                                                         -----------------------------------------------------
Multiples Based On Current Peer Group Pricing Ratios             Dec. 31      Fiscal     Fiscal    Fiscal      Fiscal      Fiscal
Year 1 Conforms with FY 2001 Before Privatization                  2000        2001       2002      2003        2004        2005
-------------------------------------------------------            ----        ----       ----      ----        ----       -----
                                                                  ($000)      ($000)     ($000)    ($000)      ($000)      ($000)
-------------------------------------------------------
BALANCE SHEET DATA ($000)
-------------------------------------------------------
Assets
------
Cash and Due From Banks                                          $  17,783   $  17,326  $  18,192  $  19,102   $  20,057  $ 21,060
Investment Securities (Including FHLB Stock)                     $   5,026   $   5,007  $   5,257  $   5,520   $   5,796  $  6,086
Loans Receivable (net) and Loans Held for Sale                   $ 266,950   $ 289,529  $ 311,822  $ 336,144   $ 363,036  $392,805
Goodwill                                                         $       0   $       0  $       0  $       0   $       0  $      0
Other Assets                                                     $  17,963   $  19,064  $  20,017  $  21,018   $  22,069  $ 23,173
                                                                 ---------   ---------  ---------  ---------   ---------  --------
    Total Assets                                                 $ 307,722   $ 330,926  $ 355,289  $ 381,785   $ 410,958  $443,123

Liabilities
-----------
Deposits                                                         $ 242,596   $ 275,128  $ 298,514  $ 323,888   $ 351,418  $381,289
Borrowings (Excludes Borrowings to Fund Privatization)           $  41,100   $  31,150  $  31,150  $  31,150   $  31,150  $ 31,150
Other Liabilities                                                $   1,888   $   2,213  $   2,320  $   2,299   $   2,475  $  2,909
                                                                 ---------   ---------  ---------  ---------   ---------  --------
    Total Liabilities                                            $ 285,584   $ 308,491  $ 331,984  $ 357,336   $ 385,043  $415,347

Stockholders Equity
-------------------
Common Stock (Assumes no exercise of warrants or stock options) $       11   $      11         11  $      11   $      11  $     11
Preferred Stock (Assumes dividends continue to accumulate)      $   15,007   $  15,007  $  15,007  $  15,007   $  15,007  $ 15,007
Retained Earnings (Accumulated Deficit)                        -$    1,839  -$   1,271 -$     401  $     742   $   2,210  $  4,070
Treasury Stock                                                  $        0   $       0  $       0  $       0   $       0  $      0
Additional Paid-In Capital                                      $    8,688   $   8,688  $   8,688  $   8,688   $   8,688  $  8,688
Holding Loss on Securities AFS                                  $        0   $       0  $       0  $       0   $       0  $      0
                                                                ----------   ---------  ---------  ---------   ---------  --------
    Total Stockholders Equity                                   $   21,867   $  22,435  $  23,305  $  24,448   $  25,916  $ 27,776
                                                                ----------   ---------  ---------  ---------   ---------  --------
    Total Liabilities and Stockholders Equity                   $  307,451   $ 330,926  $ 355,289  $ 381,785   $ 410,958  $443,123

Tangible Stockholders Equity                                    $   21,867   $  22,435  $  23,305  $  24,448   $  25,916  $ 27,776

-------------------------------------------------------
BALANCE SHEET COMPOSITION (% of Assets)
-------------------------------------------------------
Assets
------
Cash and Due From Banks                                              5.78%       5.24%      5.12%       5.00%       4.88%     4.75%
Investment Securities (Including FHLB Stock)                         1.63%       1.51%      1.48%       1.45%       1.41%     1.37%
Loans Receivable (net) and Loans Held for Sale                      86.75%      87.49%     87.77%      88.05%      88.34%    88.64%
Goodwill                                                             0.00%       0.00%      0.00%       0.00%       0.00%     0.00%
Other Assets                                                         5.84%       5.76%      5.63%       5.51%       5.37%     5.23%
                                                                ---------   ---------  ---------   ---------   ---------  --------
    Total Assets                                                   100.00%     100.00%    100.00%     100.00%     100.00%   100.00%

Liabilities
-----------
Deposits                                                            78.84%      83.14%     84.02%      84.84%      85.51%    86.05%
Borrowings (Excludes Borrowings to Fund Privatization)              13.36%       9.41%      8.77%       8.16%       7.58%     7.03%
Other Liabilities                                                    0.61%       0.67%      0.65%       0.60%       0.60%     0.66%
                                                                ---------   ---------  ---------   ---------   ---------  --------
    Total Liabilities                                               92.81%      93.22%     93.44%      93.60%      93.69%    93.73%

Stockholders Equity
-------------------
Common Stock (Assumes no exercise of warrants or stock options)      0.00%       0.00%      0.00%       0.00%       0.00%     0.00%
Preferred Stock (Assumes dividends continue to accumulate)           4.88%       4.53%      4.22%       3.93%       3.65%     3.39%
Retained Earnings (Accumulated Deficit)                             -0.60%      -0.38%     -0.11%       0.19%       0.54%     0.92%
Treasury Stock                                                       0.00%       0.00%      0.00%       0.00%       0.00%     0.00%
Additional Paid-In Capital                                           2.82%       2.63%      2.45%       2.28%       2.11%     1.96%
Holding Loss on Securities AFS                                       0.00%       0.00%      0.00%       0.00%       0.00%     0.00%
                                                                ---------   ---------  ---------   ---------   ---------  --------
    Total Stockholders Equity/Assets                                 7.11%       6.78%      6.56%       6.40%       6.31%     6.27%

    Total Liabilities and Stockholders Equity                       99.91%     100.00%    100.00%     100.00%     100.00%   100.00%

Tangible Stockholders Equity                                         7.11%       6.78%      6.56%       6.40%       6.31%     6.27%

-------------------------------------------------------
OTHER KEY BALANCE SHEET RATIOS (%)
-------------------------------------------------------
Loans/Deposits                                                     110.04%     105.23%    104.46%     103.78%     103.31%   103.02%
Interest Earning Assets/Interest Bearing Liabilities               102.14%     101.82%    101.70%     101.61%     101.65%   101.82%

Comments
--------



          [GRAPH]




          [GRAPH]




          [GRAPH]




          [GRAPH]

RP Financial, LC.                                                                     ESSEX BANCORP, INC.
-----------------
Financial Services Industry Consultants                                 DISCOUNTED CASH FLOW ANALYSIS: STAND ALONE BASIS

------------------------------------------------------
I. BASE CASE SCENARIO                                              Actual                       Projected
---------------------                                                       ----------------------------------------------
Multiples Based On Current Peer Group Pricing Ratios               Dec. 31     Fiscal   Fiscal   Fiscal   Fiscal   Fiscal
Year 1 Conforms with FY 2001 Before Privatization                    2000       2001     2002     2003     2004     2005
------------------------------------------------------               ----       ----     ----     ----     ----     ----
                                                                    ($000)     ($000)   ($000)   ($000)   ($000)   ($000)
------------------------------------------------------
ANNUAL GROWTH RATE (%)
------------------------------------------------------
Assets
------
Cash and Due From Banks                                                         -2.57%    5.00%    5.00%    5.00%    5.00%
Investment Securities (Including FHLB Stock)                                    -0.38%    5.00%    5.00%    5.00%    5.00%
Loans Receivable (net) and Loans Held for Sale                                   8.46%    7.70%    7.80%    8.00%    8.20%
Other Assets                                                                     6.13%    5.00%    5.00%    5.00%    5.00%
                                                                                -----     ----     ----     ----     ----
    Total Assets                                                                 7.54%    7.36%    7.46%    7.64%    7.83%

Liabilities
-----------
Deposits                                                                        13.41%    8.50%    8.50%    8.50%    8.50%
Borrowings (Excludes Borrowings to Fund Privatization)                         -24.21%    0.00%    0.00%    0.00%    0.00%
Other Liabilities                                                               17.23%    4.84%   -0.92%    7.64%   17.54%
                                                                               ------     ----    -----     ----    -----
    Total Liabilities                                                            8.02%    7.62%    7.64%    7.75%    7.87%

Stockholders Equity
-------------------
Common Stock (Assumes no exercise of warrants or stock options)                  0.00%    0.00%    0.00%    0.00%    0.00%
Preferred Stock (Assumes dividends continue to accumulate)                       0.00%    0.00%    0.00%    0.00%    0.00%
Retained Earnings (Accumulated Deficit)                                        -30.86%  -68.47% -285.12%  197.72%   84.19%
Treasury Stock                                                                   0.00%    0.00%    0.00%    0.00%    0.00%
Additional Paid-In Capital                                                       0.00%    0.00%    0.00%    0.00%    0.00%
Holding Loss on Securities AFS                                                   0.00%    0.00%    0.00%    0.00%    0.00%
                                                                               ------   ------  -------   ------    -----
    Total Stockholders Equity                                                    2.60%    3.88%    4.91%    6.00%    7.18%

    Total Liabilities and Stockholders Equity                                    7.64%    7.36%    7.46%    7.64%    7.83%

------------------------------------------------------
AVERAGE YIELDS AND COSTS
------------------------------------------------------
Assets
------
Cash and Due From Banks                                              4.75%       4.45%    4.45%    4.45%    4.45%    4.45%
Investment Securities (Including FHLB Stock)                         6.75%       7.00%    7.00%    7.00%    7.00%    7.00%
Loans Receivable (net) and Loans Held for Sale
        (Including Fee Income)                                       8.25%       8.29%    8.29%    8.29%    8.29%    8.29%
Other Assets                                                         0.00%       0.00%    0.00%    0.00%    0.00%    0.00%
                                                                   ------       -----    -----    -----   ------    -----
    Total Assets                                                     8.05%       8.04%    8.05%    8.06%    8.07%    8.07%

Liabilities
-----------
Deposits                                                             5.00%       5.27%    5.27%    5.27%    5.27%    5.27%
Borrowings (Excludes Borrowings to Fund Privatization)               6.85%       7.06%    7.06%    7.06%    7.06%    7.06%
Other Liabilities                                                    0.00%       0.00%    0.00%    0.00%    0.00%    0.00%
                                                                   ------       -----    -----    -----   ------    -----
    Total Liabilities                                                5.25%       5.48%    5.44%    5.43%    5.42%    5.41%

Other Income Growth Rate                                                        21.00%   10.00%   10.00%   10.00%   10.00%
Operating Expense Growth Rate                                                   18.78%    6.00%    6.00%    6.00%    6.00%


------------------------------------------------------
I. BASE CASE SCENARIO
---------------------
Multiples Based On Current Peer Group Pricing Ratios
Year 1 Conforms with FY 2001 Before Privatization                 Comments
------------------------------------------------------            --------


------------------------------------------------------
ANNUAL GROWTH RATE (%)
------------------------------------------------------
Assets
------
Cash and Due From Banks                                           Assumes moderate growth resumes in Year 2
Investment Securities (Including FHLB Stock)                      Assumes moderate growth resumes in Year 2
Loans Receivable (net) and Loans Held for Sale                    Assumes slightly lower loan growth beginning in Year 2
Other Assets                                                      Assumes slightly lower other asset growth beginning in Year 2

    Total Assets

Liabilities
-----------
Deposits                                                          Assumes deposit growth moderates in Year 2
Borrowings (Excludes Borrowings to Fund Privatization)            No change in FHLB advances, beginning in Year 2
Other Liabilities

    Total Liabilities

Stockholders Equity
-------------------
Common Stock (Assumes no exercise of warrants or stock options)
Preferred Stock (Assumes dividends continue to accumulate)
Retained Earnings (Accumulated Deficit)
Treasury Stock
Additional Paid-In Capital
Holding Loss on Securities AFS

    Total Stockholders Equity

    Total Liabilities and Stockholders Equity

------------------------------------------------------
AVERAGE YIELDS AND COSTS
------------------------------------------------------
Assets
------
Cash and Due From Banks                                           Maintain constant interest rates
Investment Securities (Including FHLB Stock)                      Maintain constant interest rates
Loans Receivable (net) and Loans Held for Sale                    Maintain constant interest rates
        (Including Fee Income)
Other Assets
    Total Assets

Liabilities
-----------
Deposits                                                          Maintain constant interest rates
Borrowings (Excludes Borrowings to Fund Privatization)            Maintain constant interest rates
Other Liabilities

    Total Liabilities

Other Income Growth Rate                                          Other income growth rate moderates in Year 2
Operating Expense Growth Rate                                     Operating expense growth rate moderates in Year 2

                                         ESSEX BANCORP, INC.
                          DISCOUNTED CASH FLOW ANALYSIS: STAND ALONE BASIS
RP Financial, LC.
-----------------
Financial Services Industry Consultants

--------------------------------------------------------
L. BASE CASE SCENARIO                                                                       Projected
---------------------                                       Actual    ----------------------------------------------------
Multiples Based On Current Peer Group Pricing Ratios        Dec. 31    Fiscal      Fiscal     Fiscal    Fiscal     Fiscal
Year 1 Conforms with FY 2001 Before Privatization            2000       2001        2002       2003      2004       2005   Comments*
--------------------------------------------------------   ---------  ---------  ---------  ---------  ---------  -------- --------
                                                            ($000)     ($000)     ($000)     ($000)     ($000)     ($000)
--------------------------------------------------------
INCOME STATEMENT ($000)                                   Trailing 12
--------------------------------------------------------
Interest Income                                             Months
  Cash and Due From Banks                                  $     674  $     781  $     790  $     830  $     871  $     915

  Investment Securities (Including FHLB Stock)             $     397  $     351  $     359  $     377  $     396  $     416
  Loans Receivable (net) and Loans Held for Sale           $  21,131  $  23,052  $  24,911  $  26,842  $  28,964  $  31,311
                                                           ---------  ---------  ---------  ---------  ---------  ---------
    Total Interest Income                                  $  22,202  $  24,184  $  26,060  $  28,049  $  30,231  $  32,641
Interest Expense
  Deposits                                                 $  11,400  $  13,629  $  15,101  $  16,385  $  17,777  $  19,289
  Borrowings (Excludes Borrowings to Fund Privatization)   $   3,159  $   2,549  $   2,198  $   2,198  $   2,198  $   2,198
                                                           ---------  ---------  ---------  ---------  ---------  ---------
    Total Interest Expense                                 $  14,559  $  16,178  $  17,299  $  18,582  $  19,975  $  21,486  [GRAPH]
                                                           ---------  ---------  ---------  ---------  ---------  ---------  APPEARS
    Net Interest Income                                    $   7,643  $   8,007  $   8,762  $   9,467  $  10,256  $  11,155   HERE
Provision for Loan Losses (Maintain constant level)            -$740      -$325      -$325      -$325      -$325      -$325
                                                           ---------  ---------  ---------  ---------  ---------  ---------
    Net Interest Income After Loan Losses                  $   6,903  $   7,682  $   8,437  $   9,142  $   9,931  $  10,830

Other Income                                               $   3,115  $   3,769  $   4,146  $   4,561  $   5,017  $   5,518
Operating Expense                                            -$8,850   -$10,512   -$11,143   -$11,811   -$12,520   -$13,271
                                                           ---------  ---------  ---------  ---------  ---------  ---------
    Net Income Before Tax                                  $   1,168  $     939  $   1,440  $   1,891  $   2,428  $   3,078
Income Tax (Maintain constant effective tax rate)          $   2,704      -$371      -$570      -$748      -$960    -$1,217
                                                           ---------  ---------  ---------  ---------  ---------  ---------
    Net Income                                             $   3,872  $     568  $     871  $   1,143  $   1,467  $   1,860
Net Increase From Other Activities                                    $       0  $       0  $       0  $       0  $       0
                                                                      ---------  ---------  ---------  ---------  ---------
    Pro Forma Earnings                                                $     568  $     871  $   1,143  $   1,467  $   1,860
--------------------------------------------------------
INCOME STATEMENT/AVERAGE ASSETS (%)                        $ 277,739 FY 1999 assets
--------------------------------------------------------
Interest Income
  Cash and Due From Banks                                       0.23%      0.24%      0.23%      0.23%      0.22%      0.21%
  Investment Securities (Including FHLB Stock)                  0.14%      0.11%      0.10%      0.10%      0.10%      0.10%
  Loans Receivable (net) and Loans Held for Sale                7.22%      7.22%      7.26%      7.28%      7.31%      7.33%
                                                           ---------   ---------  ---------  ---------  ---------  ---------
    Total Interest Income                                       7.58%      7.57%      7.60%      7.61%      7.63%      7.64%
Interest Expense
  Deposits                                                      3.89%      4.27%      4.40%      4.45%      4.49%      4.52%
  Borrowings (Excludes Borrowings to Fund Privatization)        1.08%      0.80%      0.64%      0.60%      0.55%      0.51%
                                                           ---------   ---------  ---------  ---------  ---------  --------- [GRAPH]
    Total Interest Expense                                      4.97%      5.07%      5.04%      5.04%      5.04%      5.03% APPEARS
                                                           ---------   ---------  ---------  ---------  ---------  ---------  HERE
    Net Interest Income                                         2.61%      2.51%      2.55%      2.57%      2.59%      2.61%
Provision for Loan Losses (Maintain constant level)            -0.25%     -0.10%     -0.09%     -0.09%     -0.08%     -0.08%
                                                           ---------   ---------  ---------  ---------  ---------  ---------
    Net Interest Income After Loan Losses                       2.36%      2.41%      2.46%      2.48%      2.51%      2.54%

Other Income                                                    1.06%      1.18%      1.21%      1.24%      1.27%      1.29%
Operating Expense                                              -3.02%     -3.29%     -3.25%     -3.20%     -3.16%     -3.11%
                                                           ---------   ---------  ---------  ---------  ---------  ---------
    Net Income Before Tax                                       0.40%      0.29%      0.42%      0.51%      0.61%      0.72%
Income Tax (Maintain constant effective tax rate)               0.92%     -0.12%     -0.17%     -0.20%     -0.24%     -0.29%
                                                           ---------   ---------  ---------  ---------  ---------  ---------
    Net Income/Average Assets                                   1.32%      0.18%      0.25%      0.31%      0.37%      0.44%
Net Increase From Other Activities                                         0.00%      0.00%      0.00%      0.00%      0.00% [GRAPH]
                                                                       ---------  ---------  ---------  ---------  --------- APPEARS
    Pro Forma Earnings                                                     0.18%      0.25%      0.31%      0.37%      0.44%  HERE
--------------------------------------------------------
OTHER OPERATING STATEMENT RATIOS (%)
--------------------------------------------------------
Efficiency Ratio                                               82.26%     89.27%     86.33%     84.20%     81.98%     79.59%
Yield Cost Spread                                               2.80%      2.56%      2.61%      2.63%      2.65%      2.67%
Effective Tax Rate                                             35.00%     39.55%     39.55%     39.55%     39.55%     39.55%


RP Financial, L.C.                                                             ESSEX BANCORP, INC.
------------------
Financial Services Industry Consultants                            DISCOUNTED CASH FLOW ANALYSIS: STAND ALONE BASIS

  I. BASE CASE SCENARIO                                      Actual                  Projected
  ---------------------                                                ----------------------------------------------
  Multiples Based On Current Peer Group Pricing Ratios       Dec. 31      Fiscal       Fiscal     Fiscal      Fiscal      Fiscal
  Year 1 Conforms with FY 2001 Before Privatization            2000        2001         2002       2003        2004        2005
  --------------------------------------------------------     ----        ----         ----       ----        ----        ----
                                                              ($000)      ($000)       ($000)     ($000)      ($000)      ($000)
  --------------------------------------------------------
  COMMON PER SHARE DATA
  --------------------------------------------------------

  Shares Outstanding
  ------------------
  Public Shares Issued and Outstanding (000)                  1,060.6     1,060.6      1,060.6     1,060.6   1,060.6     1,060.6
  New Treasury Shares (000)                                       0.0         0.0          0.0         0.0       0.0         0.0
  Shares From Exercise of Options & Warrants (000)                0.0         0.0          0.0         0.0       0.0         0.0
                                                           ----------   ---------     --------    --------  --------   ---------
    Common Shares Issued & Outstanding (000)                  1,060.6     1,060.6      1,060.6     1,060.6   1,060.6     1,060.6

  Distribution of Shares
  ----------------------
  Public Shares Issued and Outstanding (%)                     100.00%     100.00%      100.00      100.00%   100.00%     100.00%
  New Treasury Shares (%)                                        0.00%       0.00%        0.00        0.00%     0.00%       0.00%
  Shares From Exercise of Options & Warrants (%)                 0.00%       0.00%        0.00        0.00%     0.00%       0.00%
                                                           ----------   ---------     --------    --------  --------   ---------
    Common Shares Issued & Outstanding (%)                     100.00%     100.00%      100.00      100.00%   100.00%     100.00%

  Weighted Avg Shares Outstanding (EPS) (000)                 1,060.6     1,060.6      1,060.6     1,060.6   1,060.6     1,060.6

  Stock Price/Share (End of Period) ($)                     $    1.25   $    1.25     $   1.25    $   1.25  $   1.25   $    1.25
  -------------------------------------

  Common Book Value Per Share
  ---------------------------
  Tangible Stockholders Equity ($000)                       $  21,867   $  22,435     $ 23,305    $ 24,448  $ 25,916   $  27,776
  Less:  Preferred Stock (Assumes dividends
     continue to accumulate)                               -$  15,007  -$  15,007    -$ 15,007   -$ 15,007  $ 15,007  -$  15,007
                                                           ----------  ----------    ---------   ---------  --------  ----------
  Tangible Common Stock (Assumes no exercise of warrants
     or stock                                               $   6,860   $   7,428     $  8,298   $   9,441  $ 10,909   $  12,769
  Less:  Accumulated Dividends on Preferred ($000)         -$   9,342  -$  11,687    -$ 14,254  -$  17,063  $ 20,499  -$  23,501
                                                           ----------  ----------    ---------   ---------  --------  ----------
  Tangible Common Stock (Assumes no exercise of warrants
    or stock                                               -$   2,482  -$   4,259    -$  5,956  -$   7,622  $  9,590  -$  10,732
  ------------------------------------------------------------------------------------------------------------------------------
  Tangible Common Book Value Per Share ($)                 -$    2.34  -$    4.02    -$   5.62  -$    7.19 -$  9.04  -$   10.12
  ------------------------------------------------------------------------------------------------------------------------------

  Price/Tangible Common Book Per Share (x)                      -0.53x      -0.31x       -0.22x      -0.17x   -0.14x      -0.12x

  Common Earnings Per Share (Common EPS)
  --------------------------------------
  Pro Forma Net Income ($000)                               $   3,872   $     568    $     871  $    1,143  $ 1,467   $   1,860
  Less:  Preferred Dividends ($000)                        -$   2,143  -$   2,344   -$   2,571 -$    2,818 -$ 3,088  -$   3,419
                                                           ----------  ----------    --------- ----------- --------  ----------
  Pro Forma Common Net Income ($000)                        $   1,729  -$   1,776   -$   1,700 -$    1,675 -$ 1,621  -$   1,559
  ------------------------------------------------------------------------------------------------------------------------------
  Pro Forma Common Net Income Per Share ($)                 $    3.65  -$    1.67   -$    1.60 -$     1.58 -$  1.53  -$    1.47
  ------------------------------------------------------------------------------------------------------------------------------

  Price/Common EPS (x)                                           0.34x -     0.75x       -0.78x      -0.79x   -0.82x      -0.85x

  Return on Average Common Equity (%)                         -115.71%      52.70%       33.29%      24.67%   18.83%      15.34%

  Common Dividends Per Share
  --------------------------
  Payout Ratio (%)                                               0.00%       0.00%        0.00%       0.00%    0.00%       0.00%
  Gross Common Dividends Paid ($000)                        $       0   $       0    $       0  $        0   $    0   $       0
  Common Dividends Per Share ($)                            $    0.00   $    0.00    $    0.00  $     0.00   $ 0.00   $    0.00
  Common Dividend Yield (%)                                      0.00%       0.00%        0.00%       0.00%    0.00%       0.00%
  Retained Earnings (Accumulated Deficit) ($000)            $   3,872   $     568    $     871  $    1,143   $1,467   $   1,860


   Comments
   --------





   Terminal Value:  Book Value Approach
   ------------------------------------

  Peer Group      Essex     Indicated
    Multiple     Bancorp      Value      Assumes sale of control in Year 5
    --------     -------      -----

     1.53x        -$10.12       $0.00    NOTE: If negative, then value is zero


  P/B Ratio is not meaningful


   Terminal Value: Earnings Approach
   ---------------------------------

  Peer Group      Essex     Indicated
    Multiple     Bancorp      Value      Assumes sale of control in Year 5
    --------     -------      -----

    23.28x        -$1.47        $0.00    NOTE: If negative, then value is zero


  P/E Ratio is not meaningful

        -$3.97 FY 1999 common book value per share


  DISCOUNTED CASH FLOW ANALYSIS SUMMARY
  -------------------------------------
                                                       Present     Common Dividends Per Share Paid Each Year
                                                       -------------------------------------------------------           Terminal
   Present Value Analysis (15% Discount Rate)           Value    Year 1   Year 2    Year 3    Year 4    Year 5          Value Yr 5
   ------------------------------------------           -----    ------   ------    ------    ------    ------          ----------
    Common Dividends Per Share                         $ 0.00    $ 0.00   $ 0.00    $ 0.00    $ 0.00    $ 0.00
                                                                                                                        ----------
    Terminal Value                                     $ 0.00                                                            $    0.00
  -----------------------------------------------------------                                                           ----------
      Total Present Value                              $ 0.00
  -----------------------------------------------------------



    Terminal                   Terminal
      Value       Assigned       Value
  By Approach      Weight     Conclusion
  -----------      ------     ----------

     $0.00        33.33%        $0.00      Book Value Approach
     $0.00        66.67%        $0.00      Earnings Approach
                 ------         -----
                 100.00%        $0.00
                                =====

     RP Financial, LC.
     -----------------
     Financial Services Industry Consultants

 Going Private Transactions 2000 to Date: Pending and Announced Non-Bank Deals In Which Continuing Shareholders Had Majority Control on a Pre-Transaction Basis

                                                State
                                            -------------       Going         Pre-Transaction Common
                                            Head-    Hldg      Private         Ownership/Control of       Required          Date
Issuer (Ticker/Exchange)                    qrtrs     Co.     Structure       Continuing Shareholders       Vote         Announced
------------------------                    -----    ----     ---------       -----------------------       ----         ---------
----------------------------------------------------------------------------------------------------------------------------------
American Educational Products                 CO       CO     Merger Sub               55.00%           Majority of       06/23/00
(AMEP/NASDAQ Small Cap)                                                                                  minority
                                                                                                        shareholders
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Azurix Corp. (AZX/NYSE)                       TX       DE     Merger Sub               67.00%           Majority of       10/26/00
                                                                                                         minority
                                                                                                        shareholders
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Buffets Inc. (BOCB/Nasdaq NMS)                MN       MN     Merger Sub           77.2% of common      Majority of all   06/01/00
                                                                                  88.6% of preferred     shareholders
                                                                                   85.8% of equity
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Chandler Insurance Co. Ltd                  Cayman Islands  Recapitalization           61.70%            2/3 of voting    06/01/00
(CHANF/Nasdaq NMS)                                                                                       shareholders
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
ComAir Holdings (COMR/Nasdaq NMS)             KY       KY     Merger Sub               90.00%            2/3 of voting    10/16/99
                                                                                                         shareholders
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Computer Power, Inc. (CUWR/OTC-BB)            NJ       NJ     Merger Sub               56.89%           Majority of all   05/30/00
                                                                                                         shareholders
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Convergent Group, Inc. (CVGP/Nasdaq NMS)      CO       DE     Merger Sub               55.50%           Majority of all   10/14/00
                                                                                                         shareholders
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Delco Remy International, Inc. (RMY/NYSE)     IN       DE     Merger Sub               53.00%           Majority of all   12/22/00
                                                                                                         shareholders
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
ERC Industries, Inc. (ERCI/Nasadaq NMS)       TX       DE     Merger Sub               89.70%             Majority of     11/18/99
                                                                                                          non-control
                                                                                                            shares
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Fair Grounds Corp. (FGNO/OTC-BB)              LA       LA    Reverse stock             73.50%             Majority of     08/29/00
                                                                 split                                   voting shares
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
First Independence Corp (FICD/OTC-BB)         MI       MI    Reverse stock             62.80%             Majority of     05/01/00
                                                                 split                                   voting shares
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Gleason Corp. (GLE/NYSE)                      NY       DE     Merger Sub               73.70%              2/3 of all     12/09/99
                                                                                                             shares
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Hertz Corp. (HRZ/NYSE)                        NJ       DE     Merger Sub         94.7% of voting power  No vote of public 01/16/01
                                                                                   81.5% of economic      shareholders
                                                                                       interests            required
----------------------------------------------------------------------------------------------------------------------------------

                                                    Premium Analysis
                                            ----------------------------------
                                            Pre-Announce Going Private Premium
Issuer (Ticker/Exchange)                    Price/Share   Price/Share      %      Key Reasons for Going Private
------------------------                    ------------ ------------- -------    -----------------------------
----------------------------------------------------------------------------------------------------------------------------------
American Educational Products                  $ 9.50       $10.00       5.26%    Provide public shareholders with fair price
(AMEP/NASDAQ Small Cap)                                                           Avoid potential conflicts of interest
                                                                                  Facilitate greater operating flexibility
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Azurix Corp. (AZX/NYSE)                        $ 6.13       $ 8.38      36.73%    Eliminates SEC filing obligations & costs
                                                                                  Provides liquidity for common shareholders
                                                                                  Facilitates change in structure to recapitalize
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Buffets Inc. (BOCB/Nasdaq NMS)                 $11.44       $13.85      21.09%    Eliminates SEC filing obligations
                                                                                  Eliminates public company costs
                                                                                  Provides premium/liquidity for shareholders
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Chandler Insurance Co. Ltd                     $ 7.69       $10.00      30.04%    Eliminates SEC filing obligations & costs
(CHANF/Nasdaq NMS)                                                                Provides liquidity for common shareholders
                                                                                  Facilitates change in structure to recapitalize
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
ComAir Holdings (COMR/Nasdaq NMS)              $17.94       $23.50      31.01%    Eliminates SEC filing obligations & costs
                                                                                  Provides liquidity for common shareholders
                                                                                  Facilitates change in structure to recapitalize
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Computer Power, Inc. (CUWR/OTC-BB)             $ 0.25       $ 0.28      12.00%    Eliminates public company costs
                                                                                  Greater operating flexibility
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Convergent Group, Inc. (CVGP/Nasdaq NMS)       $ 4.72       $ 8.00      69.49%    Provide public shareholders with fair price
                                                                                  Unfavorable outlook as a public company
                                                                                  Facilitate greater operating flexibility
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Delco Remy International, Inc. (RMY/NYSE)      $ 5.44       $ 8.00      47.13%    Eliminates SEC filing obligations
                                                                                  Eliminates public company costs
                                                                                  Provides liquidity for shareholders
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
ERC Industries, Inc. (ERCI/Nasadaq NMS)        $ 0.44       $ 1.60     263.64%    Eliminates SEC filing obligations
                                                                                  Eliminates public company costs
                                                                                  Provides liquidity for shareholders
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Fair Grounds Corp. (FGNO/OTC-BB)               $33.25       $40.00      20.30%    Eliminates SEC filing obligations
                                                                                  Eliminates public company costs
                                                                                  Provides liquidity for shareholders
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
First Independence Corp (FICD/OTC-BB)          $ 7.00       $10.50      50.00%    Eliminates SEC filing obligations
                                                                                  Eliminates public company costs
                                                                                  Provides liquidity for shareholders
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Gleason Corp. (GLE/NYSE)                       $18.00       $23.00      27.78%    Eliminates SEC filing obligations
                                                                                  Eliminates public company costs
                                                                                  Provides liquidity for shareholders
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Hertz Corp. (HRZ/NYSE)                         $24.25       $35.50      46.39%    Eliminates SEC filing obligations
                                                                                  Eliminates public company costs
                                                                                  Provides liquidity for shareholders
----------------------------------------------------------------------------------------------------------------------------------

                                                           Fairness
Issuer (Ticker/Exchange)                                   Opinion
------------------------                                   -------
-----------------------------------------------------------------------------
American Educational Products                           D.A. Davidson
(AMEP/NASDAQ Small Cap)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Azurix Corp. (AZX/NYSE)                                  Wasserstein,
                                                         Perella & Co.
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Buffets Inc. (BOCB/Nasdaq NMS)                           US Bancorp/
                                                         Piper Jaffray
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Chandler Insurance Co. Ltd                               Stephens, Inc.
(CHANF/Nasdaq NMS)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
ComAir Holdings (COMR/Nasdaq NMS)                      Morgan Stanley & Co

-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Computer Power, Inc. (CUWR/OTC-BB)                            None

-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Convergent Group, Inc. (CVGP/Nasdaq NMS)               Morgan Stanley & Co.

-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Delco Remy International, Inc. (RMY/NYSE)                     None

-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
ERC Industries, Inc. (ERCI/Nasadaq NMS)                Schroders & Co., Inc.

-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Fair Grounds Corp. (FGNO/OTC-BB)                          Duff & Phelps

-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
First Independence Corp (FICD/OTC-BB)                    First of Michigan,
                                                       Division of Fahnestock
                                                               & Co.
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Gleason Corp. (GLE/NYSE)                               Bear Stearns & Co. Inc.

-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Hertz Corp. (HRZ/NYSE)                                 Lazard Freres & Co.

-----------------------------------------------------------------------------

RP Financial, LC.
----------------
Financial Services Industry Consultants


Going Private Transactions 2000 to Date: Pending and Announced Non-Bank Deals In Which Continuing Shareholders Had Majority Control on a Pre-Transaction Basis

                                                State
                                             ------------       Going        Pre-Transaction Common
                                             Head-   Hldg      Private         Ownership/Control of             Required
Issuer (Ticker/Exchange)                     qrtrs   Co.      Structure      Continuing Shareholders              Vote
-----------------------                      -----   ---     -----------     -----------------------              ----
-----------------------------------------------------------------------------------------------------------------------------
Holts Cigar Holdings (HOLT/Nasdaq NMS)          PA    DE      Merger Sub              74.06%                Majority of all
                                                                                                              shareholders
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
In Home Health, Inc. (IHHI/Nasdaq NMS)          MN    MN      Merger Sub              75.80%                Majority of all
                                                                                                              shareholders
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Legend Properties, Inc. (LPRO/OTC-BB)           FL    FL      Merger Sub              80.00%               No vote of public
                                                                                                              shareholders
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Mikasa, Inc. (MKS/NYSE)                         NJ   DE       Merger Sub              54.90%                Majority of all
                                                                                                              shareholders
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
N-Vision, Inc. (NVSN/OTC-BB)                    VA    DE      Merger Sub              51.00%                Majority of all
                                                                                                              shareholders
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Neutral Posture Ergonomics, Inc. (NTRL/NASDAQ   TX    TX      Merger Sub              62.00%                   2/3 of all
Small Cap)                                                                                                    shareholders
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Nostalgia Network, Inc. (NNET/OTC-BB)           DC    DE      Merger Sub              69.90%                Majority of all
                                                                                76.9% of preferred            shareholders
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Pameco Corp. (PAMC/OTC-BB)                      CO    DE      Merger Sub              87.00%                    No vote
                                                                                                                required
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Petroglyph Energy, Inc. (PGEI/Nasdaq NMS)       KS    DE      Merger Sub              59.00%                Majority of all
                                                                                                              shareholders
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Randers Killam Group (RGI/AMEX)                 NJ    DE      Merger Sub              96.00%                    No vote
                                                                                                                required
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
RISCORP, Inc. (OTC)                             FL    FL      Merger Sub          90% of Class B                No vote
                                                                                 86% of All Votes               required
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Saratoga Beverage Group, Inc. (NA)              FL    DE       Merger Sub             58.65%                Majority of all
                                                            Involved Class A                                  shareholders
                                                            & Class B shares
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Sel Drum International, Inc. (SDUM/OTC-BB)      NY    NY       Merger Sub             96.70%                Majority of all
                                                                                                               shareholders
-----------------------------------------------------------------------------------------------------------------------------


                                                              Premium Analysis
                                                   -------------------------------------
                                                Date      Pre-Announce   Going Private  Premium
Issuer (Ticker/Exchange)                      Announced   Price/Share    Price/Share       %   Key Reasons for Going Private
-----------------------                       ---------   -----------    -----------       -   -----------------------------
----------------------------------------------------------------------------------------------------------------------------------
Holts Cigar Holdings (HOLT/Nasdaq NMS)        11/10/00       $ 3.50         $ 5.50      57.14%  Eliminates SEC filing obligations
                                                                                                Eliminates public company costs
                                                                                                Provides liquidity for shareholders
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
In Home Health, Inc. (IHHI/Nasdaq NMS)        06/01/00       $ 1.97         $ 3.70      87.91%  Eliminates SEC filing obligations
                                                                                                Eliminates public company costs
                                                                                                Provides premium for shareholders
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Legend Properties, Inc. (LPRO/OTC-BB)         10/13/00       $ 0.23         $ 0.50     122.22%  Eliminates SEC filing obligations
                                                                                                Eliminates public company costs
                                                                                                Provides liquidity for shareholders
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Mikasa, Inc. (MKS/NYSE)                       09/10/00       $ 9.75         $16.50      69.23%  Eliminates SEC filing obligations
                                                                                                Eliminates public company costs
                                                                                                Provides liquidity for shareholders
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
N-Vision, Inc. (NVSN/OTC-BB)                  10/15/00       $ 0.30         $ 0.50      66.67%  Eliminates SEC filing obligations
                                                                                                Eliminates public company costs
                                                                                                Provides liquidity for shareholders
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Neutral Posture Ergonomics, Inc. (NTRL/NASDAQ 10/27/00       $ 1.30         $ 2.27      75.03%  Elim. SEC filing/S-corp status qual
Small Cap)                                                                                      ification
                                                                                                Eliminates public company costs
                                                                                                Provides liquidity for shareholders
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Nostalgia Network, Inc. (NNET/OTC-BB)         10/21/99       $ 0.03         $ 0.07     133.33%  Eliminates SEC filing obligations
                                                                 94.4% over 30 day average      Eliminates public company costs
                                                                                                Provides liquidity for shareholders
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Pameco Corp. (PAMC/OTC-BB)                    01/13/01       $ 0.19         $ 0.45     140.00%  Eliminates SEC filing obligations
                                                                                                Eliminates public company costs
                                                                                                Provides liquidity for shareholders
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Petroglyph Energy, Inc. (PGEI/Nasdaq NMS)                    $ 2.00         $ 2.85      42.50%  Eliminates SEC filing obligations
                                                                                                Eliminates public company costs

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Randers Killam Group (RGI/AMEX)               10/06/98       $ 2.19         $ 4.50     105.71%  Eliminates SEC filing obligations
                                                                                                Eliminates public company costs
                                                                                                Provides liquidity for shareholders
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

RISCORP, Inc. (OTC)                           11/03/99       $ 1.81         $ 2.85      57.46%  Eliminates SEC filing obligations
                                                                                                Eliminates public company costs
                                                                                                Provides liquidity for shareholders

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Saratoga Beverage Group, Inc. (NA)            12/17/99       $ 6.43         $ 6.00      -6.69%  Eliminates SEC filing obligations
                                                       37.3% premium over prior 30 day          Eliminates public company costs
                                                               trading average                  Provides liquidity for shareholders

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Sel Drum International, Inc. (SDUM/OTC-BB)    11/13/00       $ 0.22         $ 0.40      82.65%  Eliminates SEC filing obligations
                                                                                                Eliminates public company costs
                                                                                                Provides liquidity for shareholders
-----------------------------------------------------------------------------------------------------------------------------------

                                                                      Fairness
Issuer (Ticker/Exchange)                                              Opinion
-----------------------                                               -------
---------------------------------------------------------------------------------------
Holts Cigar Holdings (HOLT/Nasdaq NMS)                           Berwind Financial, LP

---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
In Home Health, Inc. (IHHI/Nasdaq NMS)                           Houlihan Lokey Howard
                                                                   & Zukin Financial
                                                                     Advisory, Inc.
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Legend Properties, Inc. (LPRO/OTC-BB)                            Josephthal & Co., Inc.

---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Mikasa, Inc. (MKS/NYSE)                                          CIBC World Markets

---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
N-Vision, Inc. (NVSN/OTC-BB)                                     RP Financial, LC.


---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Neutral Posture Ergonomics, Inc. (NTRL/NASDAQ                    Southwest Securities
Small Cap)

---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------

Nostalgia Network, Inc. (NNET/OTC-BB)                            Daniels & Associates


---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Pameco Corp. (PAMC/OTC-BB)                                       McDonald Investments


---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Petroglyph Energy, Inc. (PGEI/Nasdaq NMS)                        Prudential Securities


---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Randers Killam Group (RGI/AMEX)                                  Adams Harkness & Hill


---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
RISCORP, Inc. (OTC)                                                        None

---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Saratoga Beverage Group, Inc. (NA)                               Schroders & Co., Inc.


---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Sel Drum International, Inc. (SDUM/OTC-BB)                       Parisien Grou LaSalle

---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------

RP Financial, LC.
-----------------
Financial Services Industry Consultants

Going Private Transactions 2000 to Date: Pending and Announced Non-Bank Deals In Which Continuing Shareholders Had Majority Control on a Pre-Transaction Basis

                                             State               Going          Pre-Transaction Common
                                        ----------------
                                        Head-       Hldg        Private          Ownership/Control of            Required
Issuer (Ticker/Exchange)                qrtrs       Co.        Structure       Continuing Shareholders            Vote
------------------------               -----------------       ----------      -------------------------          ----
--------------------------------------------------------------------------------------------------------------------------------
Sklar Corporation (OTC)                  PA           PA     Reverse Split              55.40%                Majority of common
                                                                                                                and preferred
                                                                                                                 shareholders
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Thermo Instrument Systems (NYSE)         MA           DE     Merger Sub                 88.60%                No vote of public
                                                                                                                shareholders
                                                                                                                  required
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Thermo Optek Corp (ASE)                  MA           DE     Merger Sub                 95.20%                No vote of public
                                                                                                                shareholders
                                                                                                                  required
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Termoquest Corp. (ASE)                   MA           DE     Merger Sub                 90.60%                No vote of public
                                                                                                                shareholders
                                                                                                                  required
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Thermoretec Corp (THN/AMEX)              MA           DE     Merger Sub                 72.00%                No vote of public
                                                                                                                shareholders
                                                                                                                  required
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
VDI Multimedia (VDIM/Nasdaq NMS)         CA           CA     Merger Sub                 58.00%                Majority of all
                                                                                                               shareholders

--------------------------------------------------------------------------------------------------------------------------------


                                                                                     Premium Analysis
                                                                 ------------------------------------------------------
                                                   Date            Pre-Announce        Going Private        Premium
Issuer (Ticker/Exchange)                         Announced          Price/Share         Price/Share            %
------------------------                         ---------          -----------        ------------           ---
-----------------------------------------------------------------------------------------------------------------------
Sklar Corporation (OTC)                          12/16/98             $ 0.22              $ 0.46           109.09%


-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Thermo Instrument Systems (NYSE)                 03/08/00             $19.94              $20.40             2.31%
                                                           27% one week prior to announcement

------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Thermo Optek Corp (ASE)                          02/01/00             $14.06              $15.00             6.67%


------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Termoquest Corp. (ASE)                           02/01/00             $12.50              $17.00            36.00%


------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Thermoretec Corp (THN/AMEX)                      10/19/98             $ 4.07              $ 7.00            72.20%


------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
VDI Multimedia (VDIM/Nasdaq NMS)                 07/24/99             $12.25              $15.00            22.45%
                                                      81.82% premium based on 7/24/99 announcement
                                                  to hire Morgan Stanley to explore strategic options
------------------------------------------------------------------------------------------------------------------------

                                                                                                         Fairness
Issuer (Ticker/Exchange)                           Key Reasons for Going Private                         Opinion
------------------------                          ------------------------------                         -------
---------------------------------------------------------------------------------------------------------------------------
Sklar Corporation (OTC)                           Eliminates SEC filing obligations                The Woodward Group
                                                  Eliminates public company costs
                                                  Provides liquidity/premium for shareholders
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
Thermo Instruments Systems (NYSE)                 Eliminates SEC filing obligations                   Tucker Anthony
                                                  Eliminates public company costs                      Clearly Gull
                                                  Provides premium for shareholders
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
Thermo Optek Corp (ASE)                           Eliminates SEC filing obligations                JP Morgan Securities
                                                  Eliminates public company costs                    The Beacon Group
                                                  Provides premium for shareholders                  Capital Services
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
Termoquest Corp. (ASE)                            Eliminates SEC filing obligations                JP Morgan Securities
                                                  Eliminates public company costs                    The Beacon Group
                                                  Provides premium for shareholders                  Capital Services
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
Thermoretec Corp (THN/AMEX)                       Eliminates SEC filing obligations                Adams Harness & Hill
                                                  Eliminates public company costs
                                                  Provides premium for shareholders
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
VDI Multimedia (VDIM/Nasdaq NMS)                  Eliminates SEC filing obligations                Morgan Stanley & Co.
                                                  Eliminates public company costs
                                                  Provides premium for shareholders
---------------------------------------------------------------------------------------------------------------------------

                                                  Median: All Deals w/ Control * 50%      48.56%

                                                  Median: all Deals w/ Control * 90%      41.20%

__________________
* means greater than

RP Financial, LC.
-----------------
Financial Services Industry Consultants

      Acquisition Pricing of Publicly-Traded Thrifts for Deals Announced
                                1998 to Present
  Excludes Mergers of Equals, Strategic Merger Transactions and Acquisitions
                          of Mutual Holding Companies

                                                                                                  Target Financials at Announcement
                                                                                                 -----------------------------------
                                                                                                     Total    Equity/
Announce  Complete                                                                                  Assets    Assets    ROAA   ROAE
    Date      Date   Buyer Short Name               ST   Target Name                         ST     ($000)      (%)      (%)    (%)
    ----  --------   ----------------               --   -----------                         --    -------    -------  -----  ------
01/23/01   Pending   Charter One Financial          OH   Alliance Bancorp                    IL   1,971,597     7.86    1.01   12.52
01/18/01   Pending   Community First Banking Co.    GA   First Deposit Bancshares, Inc.      GA     138,779    17.54    1.06    5.66
02/08/01   Pending   Connecticut Bancshares Inc.    CT   First Federal S&L of East Hartford  CT   1,086,657     7.12    0.75   11.93
01/26/01   Pending   Jefferson Cnty Bkshrs, Inc.    MO   Perry County Financial Corporation  MO      93,949    12.61   -3.23  -24.56
12/15/00   Pending   CKF Bncrp Inc.                 KY   First Lancaster Bncshrs, Inc.       KY      57,126    22.33    0.83    3.69
12/11/00   Pending   FBOP Corp.                     IL   PBOC Hldgs, Inc.                    CA   3,276,687     6.55    1.12   20.71
12/09/00   Pending   United Cmmnty Finl Corp.       OH   Industrial Bncrp, Inc.              OH     415,676    13.80    1.39    9.99
12/07/00   Pending   Platte Valley Fncl Service Co  NE   Tri-County Bncrp, Inc.              WY      97,529    10.55    0.42    3.89
11/24/00   Pending   Hudson River Bncrp             NY   Cohoes Bncrp Inc.                   NY     739,335    16.72    0.75    4.50
11/02/00   Pending   PSB Bncrp Inc.                 PA   Jade Fin Corp.                      PA     213,732    12.95    0.45    3.39
10/25/00  02/16/01   DFC Acquisition Corp. Two      MO   Hardin Bncrp, Inc.                  MO     143,325     8.90    0.88    9.91
10/20/00   Pending   First Bncrp                    NC   Century Bncrp, Inc.                 NC     100,542    17.77    0.93    5.09
10/06/00  01/12/01   DFC Acquisition Corp. Two      MO   Cameron Fin Corp                    MO     299,235    13.31    0.82    5.70
09/20/00  02/12/01   Union Planters Corp.           TN   Jefferson Svngs Bncrp, Inc.         MO   1,634,214     8.00    0.72    9.10
09/20/00  02/28/01   Glacier Bncrp Inc.             MT   WesterFed Fin Corp                  MT     945,663     9.37    0.79    8.88
09/19/00   Pending   Peoples Cmmnty Bncrp Inc.      OH   Market Fin Corp                     OH      55,926    26.08    0.56    2.12
09/06/00  03/02/01   BB&T Corp.                     NC   FirstSpartan Fin Corp.              SC     585,657    11.85    1.06    8.71
08/31/00  12/08/00   Fifth Third Bncrp              OH   Ottawa Fin Corp                     MI   1,084,624     7.37    0.84   11.31
08/25/00   Pending   United Bncshrs Inc.            OH   Delphos Citizens Bncrp, Inc.        OH     133,099    19.34    1.16    5.99
08/21/00  02/09/01   Washington Mutual Inc.         WA   Bank United Corp                    TX  18,197,572     4.55    0.74   16.39
08/16/00   Pending   Berkshire Bncrp Inc.           NY   GSB Fin Corp                        NY     186,866    15.73    0.88    5.51
08/08/00   Pending   FNB Corp.                      VA   SWVA Bncshrs, Inc.                  VA      83,123     7.97    0.53    6.60
07/26/00  11/15/00   Allegiant Bncrp Inc.           MO   Equality Bncrp, Inc.                MO     323,335     6.16    0.36    5.01
07/21/00  12/31/00   Seacoast Fin Services          MA   Home Port Bncrp, Inc.               MA     328,455     8.57    1.64   19.08
07/18/00  11/20/00   Citco Cmmnty Bkshrs, Inc.      TN   Twin City Bncrp, Inc.               TN     121,169    11.36    0.86    7.61
06/27/00  12/01/00   Queens County Bncrp Inc.       NY   Haven Bncrp, Inc.                   NY   2,965,912     3.46    0.01    0.39
06/16/00  10/13/00   Old Kent Fin Corp.             MI   Home Bncrp                          IN     403,491     9.31    0.68    7.55
06/08/00  11/10/00   Troy Fin Corp.                 NY   Catskill Fin Corp                   NY     346,102    16.21    1.29    7.93
06/05/00  08/22/00   Greater Atlantic Financial     VA   Dominion SB, FSB                    VA      43,430     2.18   -2.94  -67.50
06/02/00  11/09/00   Northeast PA Fin Corp.         PA   Security-PA Fin Corp.               PA     134,400    14.47    0.70    4.51
05/31/00  11/10/00   NewMil Bncrp Inc.              CT   Nutmeg FS&LA                        CT     121,889     8.69    1.08   12.18
05/16/00  11/13/00   Patapsco Bncrp Inc.            MD   Northfield Bncrp, Inc.              MD      54,301    13.12    0.23    1.74
05/15/00  10/31/00   First United Bncshrs Inc.      AR   Texarkana First Fin Corp            AR     206,487    13.28    1.55   11.78
05/04/00  08/31/00   Provident Bnkshrs Corp.        MD   Harbor Fed Bncrp, Inc.              MD     253,112    10.07    0.82    7.90
04/25/00  10/02/00   Prudential Plc                      Highland Bncrp, Inc.                CA     654,778     7.36    1.60   21.76
03/28/00  10/17/00   Harris Fin MHC                 PA   York Fin Corp.                      PA   1,546,213     7.07    0.65    8.53
03/28/00  09/01/00   Union Bnkshrs Co.              ME   Mid-Coast Bncrp, Inc.               ME      76,429     7.26    0.67    9.05
03/21/00  09/26/00   Lincoln Bncrp                  IN   Citizens Bncrp                      IN      60,884    24.36    1.44    5.86
03/15/00  07/31/00   Richmond County Fin Corp       NY   So Jersey Fin Corp, Inc.            NJ     334,607    17.12    0.28    1.63
02/22/00  11/02/00   Mutual SB                      WI   First Northern Cptl Corp            WI     804,269     9.60    0.99    9.65
02/18/00  07/14/00   Fidelity Bncrp Inc.            PA   Pennwood Bncrp, Inc.                PA      53,871    12.21    0.33    2.67
02/17/00  07/19/00   Sound Fed Bncrp (MHC)          NY   Peekskill Fin Corp                  NY     207,166    12.82    0.77    5.83
02/14/00  07/31/00   SouthBanc Shares Inc.          SC   Heritage Bncrp, Inc.                SC     313,717    23.77      NA      NA
01/13/00  06/20/00   BancFirst Ohio Corp.           OH   Milton Fed Fin Corp                 OH     256,676     9.75    0.64    6.31
12/29/99  07/07/00   Niagara Bncrp Inc. (MHC)       NY   CNY Fin Corp.                       NY     296,294    25.41    1.12    4.12
12/28/99  04/11/00   National Commerce Bncrp.       TN   Piedmont Bncrp, Inc.                NC     140,178    13.77    0.72    5.22
12/21/99  06/14/00   Bank-Kentucky Finl Corp.       KY   Fort Thomas Fin Corp                KY     100,517    13.34    1.00    7.96
12/16/99  09/14/00   First Bncrp                    NC   First Svngs Bncrp, Inc.             NC     313,233    20.50    1.73    7.61
12/03/99  07/15/00   Midland States Bncrp, Inc.     IL   CSB Fin Group, Inc.                 IL      48,124    21.15    0.63    2.93

                                       Deal Terms and Pricing at Announcement                           Control Premium
            ------------------------------------------------------------------------------------------------------------------------
            NPAs/    Rsrvs/     Deal    Price/                                             Prem/  Relative to Previous Trading Price
                                                                                                  ----------------------------------
Announce   Assets     NPLs     Value    Share              P/B     P/TB     P/E     P/A    Deps     1 Day   1 Month  3 Month  1 Year
    Date     (%)       (%)      ($M)      ($)    Consid.   (%)      (%)     (x)     (%)     (%)      (%)      (%)      (%)      (%)
    ----   ------    ------   -------   ------   -------  -----   ------   -----   -----   -----   ------   -------  -------  ------
01/23/01     0.31    121.32     241.3   24.645   Mixed    147.05  148.20   13.18   12.24    8.42     9.53     12.02    34.12   39.82
01/18/01     0.16    505.43      29.1   19.375   Mixed    119.60  119.60   18.45   20.97    7.25    23.01     29.16    31.35   68.47
02/08/01     0.07    307.75     112.3   37.500   Cash     136.96  136.96   13.54   10.33    6.36     8.30     12.78    16.95   31.00
01/26/01     0.17     19.23      17.7   23.500   Cash     147.15  147.15      NM   18.84   10.02    34.28     41.88    46.87   38.23
12/15/00     2.37    146.72      13.8    16.27   Cash     107.18  107.18   28.05   24.16    4.13    32.82     41.48    54.95   35.58
12/11/00     0.57        NA     193.0    10.00   Cash      81.19   89.37    4.56    5.57   -1.35     8.84     45.45    25.00   15.94
12/09/00     0.30    172.26      91.8    20.38   Cash     153.89  153.89   15.21   22.08   13.49    38.14     65.48    66.33   27.34
12/07/00     0.00      0.00      11.7    12.60   Cash     107.23  107.23   22.11   12.00    3.21    36.22     47.15    27.59   20.72
11/24/00     0.70    126.70     160.7    19.50   Cash     124.84  125.89   25.66   21.74    8.28    14.71     14.71    24.30   72.38
11/02/00     0.02        NA      25.4    13.55   Cash      91.68   91.68   26.06   11.88      NM    15.32     14.71    12.92   66.77
10/25/00     0.13    186.11      16.9    21.75   Cash     124.71  124.71   12.08   11.79    5.45     8.75     35.94    42.62   31.82
10/20/00     0.19    313.37      21.7    19.60   Mixed    121.21  121.21   21.08   21.58    6.89    37.54     29.59    35.17   50.77
10/06/00     0.05        NA      40.9    20.75   Cash      99.66   99.66   18.69   13.67    0.83    18.57     16.08    26.72   63.55
09/20/00     0.63     83.16     146.1    14.32   Stock    111.80  131.05   12.34    8.94    3.87    26.55     43.16    30.89   21.84
09/20/00     0.31    222.56      99.7    23.14   Mixed    106.70  133.01   12.51   10.54    5.65    46.95     48.12    65.31   36.14
09/19/00     0.00      0.00      16.8    13.00   Mixed    112.26  112.26   43.33   30.04    5.97    36.84     48.57    66.40   33.33
09/06/00     0.75     88.60     102.1    26.88   Stock    144.10  144.10   15.18   17.43    9.42    31.90     45.27    51.41   23.56
08/31/00     0.32    172.30     169.7    23.96   Stock    198.04  230.41   16.88   15.65   14.77    16.89     48.61    38.28   16.18
08/25/00     0.00      0.00      20.7    13.07   Mixed     80.40   80.40   12.21   15.55   -8.01    -1.40      7.75    -3.22  -27.42
08/21/00     0.70    102.98   1,526.5    42.66   Mixed    167.35  185.06   11.62    8.39   11.65     0.67     15.88    34.09   17.27
08/16/00     0.00      0.00      41.8    20.87   Mixed    140.89  140.89   19.68   22.37   13.10    29.91     27.43    36.27   48.38
08/08/00     0.00      0.00       8.7    20.25   Mixed    129.48  129.48   19.85   10.47    3.55   149.23    113.16   113.16   51.40
07/26/00     0.22     50.77      24.0     9.85   Stock    118.00  118.00   20.11    7.42    3.13    12.61     29.22    48.72   19.43
07/21/00     0.00      0.00      68.5    37.00   Cash     241.99  241.99   12.89   20.86   22.69    46.17     55.79    64.44   49.49
07/18/00     0.00      0.00      20.2    17.15   Cash     139.77  139.77   16.65   16.67    8.17    11.09     12.46    59.53   29.43
06/27/00     0.25    237.06     186.5    19.24   Stock    169.07  171.33   17.49    6.29    4.53     9.16     12.35    29.34   32.69
06/16/00     0.00      0.00      39.0    19.59   Stock    104.11  104.11   12.98    9.67    0.50     3.81     32.84    22.46  -28.75
06/08/00     0.11        NA      89.9    23.00   Cash     153.23  153.23   18.55   25.98   17.09    30.04     55.27   106.74   41.54
06/05/00     1.01     59.16       1.1     3.13   Cash     116.20  116.20      NM    2.53    0.43    -3.69      2.20   -19.23      NA
06/02/00     1.67     20.14      24.9    17.50   Cash     122.12  122.12   25.74   18.53    6.23    60.92     59.09    89.19   83.01
05/31/00     0.55     72.84      19.9     8.25   Mixed    187.82  187.82   15.08   16.33   10.08    -1.12      6.45     0.00   10.00
05/16/00     0.00      0.00       8.8    18.50   Mixed    123.43  123.43   30.97   16.19    5.44    23.85     39.62    51.02   72.09
05/15/00     0.28    238.78      37.5    23.35   Cash     131.12  131.12   10.96   18.16    7.63    12.54     45.95    31.56   -4.69
05/04/00     0.22     84.79      31.2    17.98   Stock    117.34  117.34   14.62   12.33    3.64    26.15     38.28    41.00   14.14
04/25/00     0.63    287.98     113.5    25.45   Cash     224.03  224.03   11.31   17.33   20.76    47.54     51.94    46.47   35.06
03/28/00     0.68    281.45     179.5    17.25   Stock    158.11  158.11   19.17   11.61    7.79    17.95     56.82    53.33   26.00
03/28/00     0.00        NA      12.1    15.88   Cash     215.69  215.69   26.91   15.83   25.13   164.58    128.83   124.78  126.02
03/21/00     0.62     90.21      17.9    18.52   Mixed    120.16  120.16   20.13   29.40   11.22    51.15     51.15    52.71   66.44
03/15/00     0.04        NA      70.2    20.00   Cash     115.94  115.94      NM   20.98    5.99    18.52     28.00    42.86   78.77
02/22/00     0.10    505.28     133.4    15.00   Mixed    168.35  168.35   18.52   16.59   11.73    66.67     64.38    31.87   30.43
02/18/00     0.58    114.68       7.5    13.10   Cash     114.66  114.66   34.59   14.00    2.90    69.03     87.14    87.14   19.09
02/17/00     0.32    115.57      41.6    22.00   Cash     150.79  150.79   28.95   20.08   11.12    83.33     83.33    69.23   57.14
02/14/00     0.00        NA      77.0    17.65   Mixed    104.75  104.75   31.52   24.58   51.66    33.21     23.86     6.97  -18.85
01/13/00     0.18    287.59      33.8    15.85   Mixed    135.05  135.05   19.81   13.17    5.85    37.80     39.31    32.06    9.29
12/29/99     0.37    303.73      87.9    18.75   Cash     130.03  130.03   27.57   29.67   11.20    11.52     23.97    30.43   87.50
12/28/99     0.75    107.33      32.1    12.52   Stock    162.39  162.39   30.54   22.90   14.12    69.76     51.76    64.20   38.15
12/21/99     2.46     28.49      28.4    18.40   Stock    202.19  202.19   30.67   28.25   22.72    26.89     35.04    26.89   36.29
12/16/99     0.10    188.01      77.9    21.20   Stock    115.64  115.64   16.06   24.87    6.99    14.96      5.32     3.40   -3.65
12/03/99     0.50     88.84      11.9    16.00   Cash     115.11  121.77   41.03   24.73    6.51    42.22     50.59    58.02   62.03

RP Financial, LC.
-----------------
Financial Services Industry Consultants


  Acquisition Pricing of Publicly-Traded Thrifts for Deals Announced 1998 to
    Present Excludes Mergers of Equals, Strategic Merger Transactions and
                   Acquisitions of Mutual Holding Companies

                                                                                              Target Financials at Announcement
                                                                                       -------------------------------------------
                                                                                         Total    Equity/             NPAs/ Rsrvs/
Announce Complete                                                                        Assets   Assets  ROAA  ROAE  Assets NPLs
    Date     Date  Buyer Short Name               ST  Target Name                  ST    ($000)      (%)   (%)   (%)     (%)  (%)
    ----     ----  ----------------               --  -----------                  --    ------      ---   ---   ---     ---  ---
12/02/99 06/26/00  Webster Fin Corp.              CT  MECH Financial, Inc.         CT  1,097,160   8.38   1.38  16.24  0.28 425.25
11/17/99 06/30/00  East Texas Fin Services        TX  Gilmer Fin Services, Inc.    TX     38,985  10.50   0.60   6.26  0.73 251.55
10/27/99 06/16/00  Exchange National Bncshrs      MO  CNS Bncrp, Inc.              MO     93,091  23.12   0.74   3.24  0.21 253.59
10/18/99 04/10/00  FNB Corp.                      NC  Carolina Fincorp, Inc.       NC    119,155  13.22   0.80   5.99  0.17     NA
10/01/99 03/29/00  People's Cmmnty Bank           OH  Harvest Home Fin Corp        OH    100,253   9.80   0.52   5.09  0.08 172.15
09/21/99 03/01/00  Peoples Bncrp                  IN  Three Rivers Fin Corp.       MI     97,657  11.52   0.61   4.93  0.86  62.50
08/30/99 02/22/00  North Fork Bncrp.              NY  Reliance Bncrp, Inc.         NY  2,451,773   7.00   0.81  11.15  0.26 144.72
08/30/99 03/24/00  Niagara Bncrp Inc. (MHC)       NY  Albion Banc Corp.            NY     78,711   8.26   0.33   3.96  0.29 167.08
08/16/99 03/01/00  North Fork Bncrp.              NY  JSB Financial, Inc.          NY  1,613,148  22.95   1.85   7.98  0.14     NA
08/16/99 02/07/00  Provident Fin Group Inc.       OH  Fidelity Fin-Ohio, Inc.      OH    808,551  12.03   0.20   1.68    NA     NA
08/09/99 12/01/99  NewSo Bncrp Inc.               NC  Green Street Fin Corp.       NC    166,433  34.99   1.54   4.38  0.17 105.81
08/06/99 01/06/00  Camco Fin Corp.                OH  Westwood Hmstd Fin Corp      OH    141,401  16.11   0.97   5.44  0.06 364.37
08/05/99 02/15/00  Century So Banks Inc.          GA  Haywood Bncshrs, Inc.        NC    149,070  14.61   1.05   7.28  0.68  76.37
08/03/99 01/19/00  Uwharrie Cptl Corp             NC  Anson Bncrp, Inc.            NC     24,943  38.34   0.68   1.80  0.00     NA
08/03/99 12/03/99  Provident Fin Group Inc.       OH  OHSL Fin Corp.               OH    276,757   9.85   0.86   8.57  0.02     NA
07/27/99 12/20/99  Camden National Corp.          ME  KSB Bncrp, Inc.              ME    179,333   7.90   1.08  13.49  0.00     NA
07/21/99 02/10/00  ESB Fin Corp.                  PA  SHS Bncrp, Inc.              PA     90,439  12.94   0.64   4.95  1.35  37.87
07/13/99 07/03/00  IndyMac Mortgage Hldgs Inc.    CA  SGV Bncrp, Inc.              CA    464,500   6.89   0.56   8.02  0.74  93.07
07/08/99 11/19/99  First M & F Corp.              MS  Cmmnty Fed Bncrp, Inc.       MS    305,408  19.16   1.04   5.13  0.35  82.05
07/01/99 11/12/99  Union Fin Bcshs Inc.           SC  SC Cmmnty Bcshrs, Inc.       SC     45,429  20.00   0.95   4.60  2.79  25.50
06/30/99 10/29/99  First Busey Corp.              IL  Eagle BancGroup, Inc.        IL    182,947  10.68   0.44   4.05  0.58 283.57
05/26/99 10/15/99  Local Fin Corp.                OK  Guthrie Svngs, Inc.          OK     46,374  15.88   0.83   5.32  2.62  28.75
05/19/99 12/15/99  Central BanCo                  MO  Fulton Bncrp, Inc.           MO    117,770  21.58   0.94   4.23  0.92 127.39
05/17/99 10/01/99  Charter One Financial          OH  St. Paul Bncrp, Inc.         IL  5,980,486   8.30   0.99  11.80    NA     NA
05/17/99 09/03/99  Hudson River Bncrp             NY  SFS Bncrp, Inc.              NY    178,167  13.25   1.20   9.74  0.56 131.45
05/03/99 10/12/99  Citizens Bncshrs Co.           MO  MBLA Fin Corp.               MO    208,076  13.63   0.93   6.82  0.72  48.39
04/28/99 11/19/99  BB&T Corp.                     NC  First Liberty Fin Corp.      GA  1,588,043   7.85   1.20  15.11  0.74 179.49
04/14/99 10/04/99  CCB Fin Corp.                  NC  Stone Street Bncrp, Inc.     NC    127,273  22.38   1.37   5.40  0.00     NA
04/13/99 01/07/00  Independence Comm. Bank Corp.  NY  Statewide Fin Corp.          NJ    717,517   8.43   0.54   5.65  0.38 139.35
03/24/99 09/15/99  Independent Bank Corp.         MI  Mutual SB, FSB               MI    564,434   6.40   0.43   7.76  0.09     NA
03/01/99 08/06/99  Fifth Third Bncrp              OH  Emerald Fin Corp             OH    668,459   8.20   1.24  14.83  0.26 102.24
02/24/99 07/09/99  Old Kent Fin Corp.             MI  CFSB Bncrp, Inc.             MI    880,347   7.87   1.39  17.64  0.18     NM
02/17/99 03/22/00  Otto Bremer Foundation         MN  Northwest Equity Corp        WI     99,187  12.11   1.07   8.88  0.72  64.99
02/04/99 08/31/99  NBC Cptl Corp.                 MS  FFBS Bncrp, Inc.             MS    155,731  15.19   1.04   6.80  0.03     NA
02/02/99 09/30/99  Mahaska Investment Co.         IA  Midwest Bncshrs, Inc.        IA    160,583   7.36   0.89  12.52  0.54 236.18
01/27/99 07/09/99  BB&T Corp.                     NC  First Citizens Corp          GA    385,582  10.13   1.38  13.76  1.18  85.81
01/25/99 07/01/99  BSB Bncrp Inc.                 NY  Skaneateles Bncrp Inc.       NY    271,527   6.91   0.60   8.70  1.58  80.43
01/05/99 06/07/99  Anchor Bncrp Wisconsin         WI  FCB Fin Corp.                WI    534,928  14.18   1.31   9.03  0.24 297.55
12/17/98 07/19/99  Sky Fin Group Inc.             OH  Wood Bncrp, Inc.             OH    166,839  13.87   1.51  11.01  0.02     NA
12/16/98 05/21/99  Dime Bncrp Inc.                NY  Lakeview Fin Corp.           NJ    593,856   9.53   1.74  17.17  0.56 160.27
12/01/98 05/17/99  Republic Bncrp Inc.            MI  D & N Fin Corp               MI  1,998,299   5.60   0.85  15.28  0.50 119.13
11/18/98 08/02/99  Crown Group Inc.               FL  Delaware First Fin Corp      DE    101,057  15.93   0.01   0.07  0.38 162.02
11/16/98 06/30/99  Temple-Inland, Inc.            TX  HF Bncrp, Inc.               CA  1,059,600   7.92   0.07   0.86    NA     NA
10/28/98 03/29/99  Centura Banks Inc.             NC  First Coastal Bnkshrs, Inc.  VA    603,753   7.50   0.65   9.21  0.47     NA
10/21/98 04/01/99  Southwest Bncrp.-Texas         TX  Fort Bend Hldg Corp.         TX    318,348   7.15   0.71  10.28  0.27 199.63
10/15/98 03/31/99  Kearny FSB                     NJ  1st Bergen Bncrp             NJ    300,755  11.60   0.70   5.69  0.96 111.28
09/29/98 03/31/99  Cptl Bank Corp.                NC  Home SB-Siler City, Inc. SSB NC     58,813  16.70   0.49   2.91  0.08     NM
09/25/98 05/14/99  Fifth Third Bncrp              OH  Enterprise Fed Bncrp, Inc.   OH    406,893   9.00   0.76   7.43  0.03     NM
09/22/98 03/31/99  United National Bncrp          NJ  Raritan Bncrp, Inc.          NJ    434,606   7.33   0.97  12.83  0.43 186.77

                                                                           Deal Terms and Pricing at Announcement
                                                     ------------------------------------------------------------------------
                                                      Deal     Price/                                                   Prem/
Announce Complete                                    Value     Share                 P/B      P/TB     P/E      P/A     Deps
    Date     Date  Buyer Short Name                   ($M)       ($)    Consid.      (%)       (%)     (x)      (%)      (%)
    ----     ----  ----------------                   ----       ---    -------      ---       ---     ---      ---      ---
12/02/99 06/26/00  Webster Fin Corp.                 206.2     39.52    Stock     214.90    216.43    16.61   18.79    19.37
11/17/99 06/30/00  East Texas Fin Services             5.0     26.10    Cash      122.59    122.59    22.12   12.87     3.65
10/27/99 06/16/00  Exchange National Bncshrs          25.6     17.80    Mixed     117.26    117.26    34.23   27.50     6.34
10/18/99 04/10/00  FNB Corp.                          29.1     15.01    Stock     178.48    178.48    27.80   24.41    14.89
10/01/99 03/29/00  People's Cmmnty Bank               16.5     18.00    Mixed     160.43    160.43    31.03   16.46    10.64
09/21/99 03/01/00  Peoples Bncrp                      13.4     18.36    Stock     122.32    122.73    20.63   13.72     3.67
08/30/99 02/22/00  North Fork Bncrp.                 354.4     38.13    Stock     199.06    291.37    16.87   14.45    17.25
08/30/99 03/24/00  Niagara Bncrp Inc. (MHC)           12.4     15.75    Cash      182.50    182.50    40.38   15.75    10.47
08/16/99 03/01/00  North Fork Bncrp.                 592.6     61.31    Stock     153.86    153.86    13.84   36.80    23.56
08/16/99 02/07/00  Provident Fin Group Inc.          194.5     21.00    Stock     197.00    211.69    42.86   24.06    19.22
08/09/99 12/01/99  NewSo Bncrp Inc.                   60.9     15.25    Cash      101.60    101.60    21.48   36.59     2.86
08/06/99 01/06/00  Camco Fin Corp.                    27.3     12.69    Mixed     120.81    120.81    20.80   19.31     5.85
08/05/99 02/15/00  Century So Banks Inc.              26.6     21.30    Mixed     122.27    126.11       NM   17.84     5.33
08/03/99 01/19/00  Uwharrie Cptl Corp                 10.1     17.30    Cash      105.81    105.81    59.66   40.49     3.84
08/03/99 12/03/99  Provident Fin Group Inc.           57.0     22.50    Stock     209.85    209.85    25.57   20.60    15.65
07/27/99 12/20/99  Camden National Corp.              31.0     22.65    Stock     203.50    224.04    15.51   17.29    14.96
07/21/99 02/10/00  ESB Fin Corp.                      13.9     17.36    Mixed     114.65    114.65    31.00   15.37     3.36
07/13/99 07/03/00  IndyMac Mortgage Hldgs Inc.        58.6     25.00    Cash      170.07    171.70    25.25   12.62    11.26
07/08/99 11/19/99  First M & F Corp.                  79.3     18.27    Mixed     133.24    133.24    23.42   25.97    18.07
07/01/99 11/12/99  Union Fin Bcshs Inc.                9.6     17.50    Mixed     103.80    103.80    23.03   21.13     1.87
06/30/99 10/29/99  First Busey Corp.                  27.1     25.74    Cash      140.66    140.66    30.28   14.81     6.35
05/26/99 10/15/99  Local Fin Corp.                     9.3     22.25    Cash      126.82    126.82    20.80   20.14     5.81
05/19/99 12/15/99  Central BanCo                      31.6     19.15    Cash      124.59    124.59    29.02   26.83     9.86
05/17/99 10/01/99  Charter One Financial           1,209.8     28.62    Stock     229.66    230.77    38.15   20.23    21.45
05/17/99 09/03/99  Hudson River Bncrp                 31.8     25.10    Cash      128.45    128.45    13.72   17.85     6.00
05/03/99 10/12/99  Citizens Bncshrs Co.               31.1     24.15    Cash      106.20    106.20    16.54   14.95     2.62
04/28/99 11/19/99  BB&T Corp.                        488.9     33.25    Stock     366.90    397.87    27.76   29.41    38.29
04/14/99 10/04/99  CCB Fin Corp.                      38.7     21.37    Mixed     126.98    126.98    24.01   30.41    15.86
04/13/99 01/07/00  Independence Comm. Bank Corp.     107.0     25.32    Mixed     173.75    173.99    29.44   14.91    12.15
03/24/99 09/15/99  Independent Bank Corp.             61.6     14.60    Stock     173.40    173.40    23.93   10.91     6.56
03/01/99 08/06/99  Fifth Third Bncrp                 222.6     19.82    Stock     371.84    375.36    27.53   33.30    35.46
02/24/99 07/09/99  Old Kent Fin Corp.                243.2     28.27    Stock     332.99    332.99    20.49   27.63    31.68
02/17/99 03/22/00  Otto Bremer Foundation             21.2     24.00    Cash      164.95    164.95    18.32   21.37    15.10
02/04/99 08/31/99  NBC Cptl Corp.                     47.4     29.27    Stock     188.10    188.10    29.27   30.44    23.77
02/02/99 09/30/99  Mahaska Investment Co.             18.8     16.88    Stock     151.07    151.07    12.88   11.71     7.06
01/27/99 07/09/99  BB&T Corp.                        126.7     41.47    Stock     297.92    360.62    23.43   32.86    32.32
01/25/99 07/01/99  BSB Bncrp Inc.                     42.5     27.89    Stock     215.19    219.94    26.56   15.65    11.45
01/05/99 06/07/99  Anchor Bncrp Wisconsin            175.1     44.15    Stock     223.20    223.20    24.53   32.73    35.13
12/17/98 07/19/99  Sky Fin Group Inc.                 59.2     20.57    Stock     239.22    239.22    23.65   35.48    32.89
12/16/98 05/21/99  Dime Bncrp Inc.                   118.7     22.68    Mixed     195.49    291.48     9.95   19.99    18.91
12/01/98 05/17/99  Republic Bncrp Inc.               293.6     30.15    Stock     246.69    265.13    18.16   14.69    17.92
11/18/98 08/02/99  Crown Group Inc.                   17.9     15.50    Cash      111.35    111.35       NM   17.71     3.12
11/16/98 06/30/99  Temple-Inland, Inc.               122.7     18.50    Mixed     140.90    163.28       NM   11.58     6.68
10/28/98 03/29/99  Centura Banks Inc.                124.9     23.80    Stock     262.11    262.11    28.33   20.69    24.65
10/21/98 04/01/99  Southwest Bncrp.-Texas             63.2     21.75    Stock     173.72    183.70    23.14   19.85    18.47
10/15/98 03/31/99  Kearny FSB                         64.7     24.00    Cash      177.91    177.91    28.57   21.51    14.22
09/29/98 03/31/99  Cptl Bank Corp.                    14.7     15.68    Stock     147.37    147.37    58.07   24.99    10.89
09/25/98 05/14/99  Fifth Third Bncrp                 104.0     43.51    Stock     283.92    402.21    34.31   19.05    33.60
09/22/98 03/31/99  United National Bncrp              97.7     38.24    Stock     284.98    288.42    24.36   22.48    20.00

                                                             Control Premium
                                                    ----------------------------------
                                                    Relative to Previous Trading Price
                                                    ----------------------------------
Announce Complete                                    1 Day    Month    Month    1 Year
    Date     Date  Buyer Short Name                    (%)      (%)      (%)       (%)
    ----     ----  ----------------                    ---      ---      ---       ---
12/02/99 06/26/00  Webster Fin Corp.                 14.55    23.02     8.27     41.46
11/17/99 06/30/00  East Texas Fin Services           93.33    93.33    93.33     53.53
10/27/99 06/16/00  Exchange National Bncshrs         58.22    54.78    65.58     39.61
10/18/99 04/10/00  FNB Corp.                         31.96    58.00    59.05     87.63
10/01/99 03/29/00  People's Cmmnty Bank              25.22    28.57    50.79     39.81
09/21/99 03/01/00  Peoples Bncrp                     66.91    56.26    44.00     22.40
08/30/99 02/22/00  North Fork Bncrp.                 12.55    37.70    35.56     52.50
08/30/99 03/24/00  Niagara Bncrp Inc. (MHC)          27.27    46.51    70.27     61.54
08/16/99 03/01/00  North Fork Bncrp.                  4.36    10.48    18.48     19.64
08/16/99 02/07/00  Provident Fin Group Inc.          70.56    73.20    75.92     36.59
08/09/99 12/01/99  NewSo Bncrp Inc.                  16.19    26.42    30.48      6.09
08/06/99 01/06/00  Camco Fin Corp.                   23.76    22.27    22.27      1.48
08/05/99 02/15/00  Century So Banks Inc.             50.80    46.90    53.51      3.90
08/03/99 01/19/00  Uwharrie Cptl Corp                42.68    64.76    64.76     42.74
08/03/99 12/03/99  Provident Fin Group Inc.          47.54    51.26    50.00     42.86
07/27/99 12/20/99  Camden National Corp.             61.79    87.77    70.94     24.11
07/21/99 02/10/00  ESB Fin Corp.                     57.80    78.03    57.80      8.49
07/13/99 07/03/00  IndyMac Mortgage Hldgs Inc.       17.65    31.58   129.89     37.93
07/08/99 11/19/99  First M & F Corp.                 32.85    40.52    46.14      7.45
07/01/99 11/12/99  Union Fin Bcshs Inc.              22.81    25.00    18.64    -18.13
06/30/99 10/29/99  First Busey Corp.                 17.00    24.05    13.77     34.59
05/26/99 10/15/99  Local Fin Corp.                   48.33    30.88    17.11        NA
05/19/99 12/15/99  Central BanCo                     12.65    41.85    25.57    -14.89
05/17/99 10/01/99  Charter One Financial             16.06    21.77    35.06     15.91
05/17/99 09/03/99  Hudson River Bncrp                16.07    36.60    30.81     11.56
05/03/99 10/12/99  Citizens Bncshrs Co.              38.99    30.10    15.69     -8.44
04/28/99 11/19/99  BB&T Corp.                        43.01    56.01    66.25     38.54
04/14/99 10/04/99  CCB Fin Corp.                     65.98    48.66    45.50      4.24
04/13/99 01/07/00  Independence Comm. Bank Corp.     19.48    46.75    36.84     10.36
03/24/99 09/15/99  Independent Bank Corp.            52.68    49.74    64.51     16.80
03/01/99 08/06/99  Fifth Third Bncrp                 36.68    52.45    84.36     79.15
02/24/99 07/09/99  Old Kent Fin Corp.                48.09    35.21    26.29     13.08
02/17/99 03/22/00  Otto Bremer Foundation            28.00    10.34    37.14     13.27
02/04/99 08/31/99  NBC Cptl Corp.                     8.40    15.91    16.79     27.98
02/02/99 09/30/99  Mahaska Investment Co.            43.62    36.36    35.00     -1.46
01/27/99 07/09/99  BB&T Corp.                        37.66    62.63    56.49     29.60
01/25/99 07/01/99  BSB Bncrp Inc.                    46.78    95.71   108.51     44.87
01/05/99 06/07/99  Anchor Bncrp Wisconsin            57.68    44.75    83.95     43.57
12/17/98 07/19/99  Sky Fin Group Inc.                29.59    52.39    46.95     26.99
12/16/98 05/21/99  Dime Bncrp Inc.                    3.08    14.82    -1.40    -10.19
12/01/98 05/17/99  Republic Bncrp Inc.               30.71    56.60    89.14     32.64
11/18/98 08/02/99  Crown Group Inc.                  51.22    55.00    47.62        NA
11/16/98 06/30/99  Temple-Inland, Inc.                8.82    32.14    15.63     18.40
10/28/98 03/29/99  Centura Banks Inc.                27.79    70.00    44.24     57.36
10/21/98 04/01/99  Southwest Bncrp.-Texas            14.47     3.57     0.58     10.13
10/15/98 03/31/99  Kearny FSB                        33.33    39.13    28.00     37.14
09/29/98 03/31/99  Cptl Bank Corp.                   33.45    30.67    25.44      8.14
09/25/98 05/14/99  Fifth Third Bncrp                 50.03    51.33    58.93    100.04
09/22/98 03/31/99  United National Bncrp             15.89    36.59    35.38     71.88

RP Financial, LC.
-----------------
Financial Services Industry Consultants

  Acquisition Pricing of Publicly-Traded Thrifts for Deals Announced 1998 to
             Present Excludes Mergers of Equals, Strategic Merger
           Transactions and Acquisitions of Mutual Holding Companies

                                                                                               Target Financials
                                                                                      ----------------------------------
                                                                                             Total   Equity/
Announce Complete                                                                          Assets    Assets        ROAA
Date         Date  Buyer Short Name               ST  Target Name                  ST      ($000)       (%)         (%)
-------- --------  -----------------------------  --  -----------                  --      ------       ---         ---
09/09/98 04/30/99  FBOP Corp.                     IL  Calumet Bncrp, Inc.          IL     491,961     17.74        2.21
09/08/98 06/30/99  Sovereign Bncrp Inc.           PA  Peoples Bncrp, Inc.          NJ     873,466     39.08        1.35
08/26/98 02/05/99  Centura Banks Inc.             NC  Scotland Bncrp, Inc.         NC      61,082     24.93        0.96
08/17/98 12/31/98  MAF Bncrp Inc.                 IL  Westco Bncrp, Inc.           IL     320,295     15.66        1.40
08/17/98 04/13/99  First Fed Bnkshrs Inc.         IA  Mid-Iowa Fin Corp.           IA     135,040      9.93        1.00
08/13/98 12/31/98  First Western Bank             NC  Mitchell Bncrp, Inc.         NC      37,306     39.22        1.23
07/20/98 03/22/99  Richmond County Fin Corp       NY  Bayonne Bncshrs, Inc.        NJ     646,058     15.27        0.72
07/20/98 01/21/99  Dime Cmmnty Bncshrs Inc.       NY  Financial Bncrp, Inc.        NY     310,368      9.04        0.95
07/09/98 12/18/98  First Source Bncrp Inc.        NJ  Pulse Bncrp, Inc.            NJ     540,008      8.34        1.02
07/02/98 01/31/99  Union Planters Corp.           TN  First Mutual Bncrp, Inc.     IL     390,231     14.15        0.39
06/30/98 01/22/99  St. Francis Cptl Corp.         WI  Reliance Bncshrs, Inc.       WI      44,174     49.96        1.28
06/15/98 11/30/98  Charter One Financial          OH  ALBANK Fin Corp              NY   4,089,428      8.97        0.96
06/02/98 12/15/98  State Fin Services Corp.       WI  Home Bncrp-Elgin, Inc.       IL     368,976     25.93        0.56
05/29/98 10/16/98  Valley National Bncrp          NJ  Wayne Bncrp, Inc.            NJ     272,007     12.70        0.59
05/28/98 10/29/98  Republic Security Financial    FL  First Palm Beach Bncrp, Inc. FL   1,791,370      6.53        0.49
05/26/98 02/17/99  Roslyn SB                      NY  TR Fin Corp.                 NY   4,005,695      6.15        0.99
05/18/98 09/30/98  First Charter Corp.            NC  HFNC Fin Corp.               NC     979,554     17.24        1.48
05/07/98 09/03/98  Blackhawk Bncrp Inc.           WI  First Fin Bncrp, Inc.        IL      82,117      9.40        0.34
05/07/98 08/03/98  Central Bncshrs, Inc.          KY  Pioneer Fin Corp             KY      71,534     13.01        2.91
04/23/98 11/16/98  Ambanc Hldg Co.                NY  AFSALA Bncrp, Inc.           NY     160,408     12.52        0.78
04/23/98 11/13/98  Sterling Fin Corp.             WA  Big Sky Bncrp, Inc.          MT      62,103     12.49        0.90
04/03/98 10/01/98  Astoria Fin Corp.              NY  Long Island Bncrp, Inc.      NY   6,072,524      9.18        0.87
03/31/98 08/14/98  Hudson United Bncrp            NJ  IBS Fin Corp.                NJ     728,181     17.74        0.84
03/31/98 08/21/98  Hudson United Bncrp            NJ  Dime Fin Corp                CT     958,503      8.27        1.94
03/17/98 10/01/98  Washington Mutual Inc.         WA  Ahmanson & Co (H.F.)         CA  46,678,752      5.13        0.87
03/09/98 08/14/98  Commercial Fed Corp.           NE  First Colorado Bncrp, Inc.   CO   1,555,274     13.46        1.31
03/06/98 08/31/98  U.S.B. Hldg Co.                NY  Tappan Zee Financial, Inc.   NY     126,470     17.02        0.82
02/27/98 06/26/98  Blue River Bncshrs Inc.        IN  Shelby County Bncrp          IN      97,221      7.70        0.74
02/25/98 09/30/98  BB&T Corp.                     NC  Maryland Fed Bncrp, Inc.     MD   1,184,294      8.66        0.83
02/18/98 10/01/98  United Bnkshrs Inc.            WV  Fed One Bncrp, Inc.          WV     366,776     11.06        0.92
02/06/98 06/30/98  Signal Corp.                   OH  First Shenango Bncrp, Inc.   PA     374,972     12.76        1.15
01/27/98 11/10/98  Jackson National Life Ins Co.  MI  First FS&LA-San Bernardino   CA     103,538      4.46        0.11
01/14/98 06/26/98  Fifth Third Bncrp              OH  CitFed Bncrp, Inc.           OH   3,294,554      6.27        0.89

                                                     ------------------------------------------------------------------
                                                      Average:  All Deals               1,118,906     13.29        0.85
                                                      Median:  All Deals                  296,294     11.85        0.86
                                                     ------------------------------------------------------------------
                                                     ------------------------------------------------------------------
                                                      Average:  2000-01 Deals             935,264     11.97        0.65
                                                      Median:  2000-01 Deals              254,894     10.96        0.79
                                                     ------------------------------------------------------------------
                                                     ------------------------------------------------------------------
                                                      Average:  1999 Deals                514,139     14.23        0.93
                                                      Median:  1999 Deals                 178,167     12.94        0.94
                                                     ------------------------------------------------------------------
                                                     ------------------------------------------------------------------
                                                      Average:  1998 Deals              1,893,570     13.68        0.96
                                                      Median:  1998 Deals                 300,755     12.11        0.90
                                                     ------------------------------------------------------------------

                                                              at Announcement                      Deal Terms and Pricing
                                                    -----------------------------------------------------------------------------
                                                              NPAs/    Rsrvs/            Deal        Price/
Announce Complete                                    ROAE    Assets      NPLs           Value         Share                   P/B
Date         Date  Buyer Short Name                   (%)       (%)       (%)            ($M)           ($)     Consid.       (%)
-------- --------  -------------------------------    ---       ---       ---            ----           ---     -------       ---
09/09/98 04/30/99  FBOP Corp.                       12.86      1.21    159.68           110.5         32.00      Cash      115.36
09/08/98 06/30/99  Sovereign Bncrp Inc.              6.16      0.65     75.14           379.4         10.50      Stock     111.70
08/26/98 02/05/99  Centura Banks Inc.                3.95      0.00        NA            22.7         11.75      Cash      147.61
08/17/98 12/31/98  MAF Bncrp Inc.                    9.03      0.44     63.73            82.6         30.86      Stock     152.94
08/17/98 04/13/99  First Fed Bnkshrs Inc.           10.73      0.14    310.10            28.2         15.00      Cash      194.05
08/13/98 12/31/98  First Western Bank                2.99      1.54     86.58            19.0         20.00      Mixed     127.23
07/20/98 03/22/99  Richmond County Fin Corp          5.82      0.55     91.77           175.1         19.03      Stock     175.40
07/20/98 01/21/99  Dime Cmmnty Bncshrs Inc.         10.47      2.19     59.59            73.6         40.50      Mixed     246.50
07/09/98 12/18/98  First Source Bncrp Inc.          12.41      0.40        NA           106.4         32.00      Stock     221.15
07/02/98 01/31/99  Union Planters Corp.              2.80      0.24    241.43            67.9         18.50      Stock     127.41
06/30/98 01/22/99  St. Francis Cptl Corp.            2.58      0.00        NA            24.6         10.00      Mixed     107.41
06/15/98 11/30/98  Charter One Financial            10.81      0.72    118.45         1,075.8         73.58      Stock     257.80
06/02/98 12/15/98  State Fin Services Corp.          2.14      0.32    121.49           137.0         19.50      Stock     139.78
05/29/98 10/16/98  Valley National Bncrp             4.57      0.90    101.22            74.0         34.38      Stock     200.44
05/28/98 10/29/98  Republic Security Financial       7.61      0.55     87.12           299.1         55.05      Stock     237.88
05/26/98 02/17/99  Roslyn SB                        16.05      0.51     80.17         1,114.1         56.63      Stock     403.07
05/18/98 09/30/98  First Charter Corp.               8.12      0.73    153.22           240.2         13.97      Stock     142.07
05/07/98 09/03/98  Blackhawk Bncrp Inc.              3.64      1.09     60.83            12.7         30.00      Cash      161.46
05/07/98 08/03/98  Central Bncshrs, Inc.            23.59      0.01        NA            20.5         98.50      Cash      220.46
04/23/98 11/16/98  Ambanc Hldg Co.                   6.19      0.30    250.44            30.0         21.00      Stock     144.62
04/23/98 11/13/98  Sterling Fin Corp.                7.59      0.00        NA            12.4         35.47      Stock     148.08
04/03/98 10/01/98  Astoria Fin Corp.                 9.59      0.89     73.47         1,765.7         69.36      Stock     299.09
03/31/98 08/14/98  Hudson United Bncrp               4.78      0.11    130.18           238.6         20.73      Stock     187.06
03/31/98 08/21/98  Hudson United Bncrp              24.20      0.29    539.86           210.8         38.25      Stock     249.19
03/17/98 10/01/98  Washington Mutual Inc.           17.14      1.73     58.49         9,907.0         80.36      Stock     390.67
03/09/98 08/14/98  Commercial Fed Corp.              9.92      0.15    223.19           529.4         30.00      Stock     240.96
03/06/98 08/31/98  U.S.B. Hldg Co.                   4.78      1.19     45.98            33.8         22.00      Stock     151.10
02/27/98 06/26/98  Blue River Bncshrs Inc.           9.50      0.59     79.03            10.8         58.00      Cash      136.28
02/25/98 09/30/98  BB&T Corp.                        9.83      0.42    135.21           254.6         37.05      Stock     233.87
02/18/98 10/01/98  United Bnkshrs Inc.               8.18      0.17    241.60            92.2         36.47      Stock     213.40
02/06/98 06/30/98  Signal Corp.                     10.20      1.04    116.66           102.2         47.44      Stock     205.08
01/27/98 11/10/98  Jackson National Life Ins Co.     2.46      1.99    245.63             6.1         18.00      Cash      128.02
01/14/98 06/26/98  Fifth Third Bncrp                13.87      0.40    210.75           725.4         53.94      Stock     338.79

                                                    -----------------------------------------------------------------------------
                                                     7.31      0.51    144.65          216.85         25.46                169.52
                                                     7.57      0.32    116.66           58.60         21.00                148.08
                                                    -----------------------------------------------------------------------------
                                                    -----------------------------------------------------------------------------
                                                     5.50      0.35    135.53           98.78         19.38                136.03
                                                     6.60      0.21    102.98           38.25         19.31                124.78
                                                    -----------------------------------------------------------------------------
                                                    -----------------------------------------------------------------------------
                                                     7.58      0.60    149.50          116.20         23.70                172.14
                                                     6.80      0.37    117.36           32.10         21.30                160.43
                                                    -----------------------------------------------------------------------------
                                                    -----------------------------------------------------------------------------
                                                     8.80      0.59    150.00          433.27         33.28                200.45
                                                     7.61      0.43    120.31           63.20         22.65                173.40
                                                    -----------------------------------------------------------------------------

                                                         at Announcement                             Control Premium
                                                    ---------------------------------------------------------------------------
                                                                                            Relative to Previous Trading Price
                                                                               Prem/        -----------------------------------
Announce Complete                                   P/TB       P/E     P/A     Deps       1 Day    1 Month    3 Month    1 Year
Date         Date  Buyer Short Name                 (%)        (x)     (%)      (%)         (%)        (%)        (%)       (%)
-------- --------  -----------------------------    ---        ---     ---      ---         ---        ---        ---       ---
09/09/98 04/30/99  FBOP Corp.                      115.36    11.47   22.46     7.14       18.52       5.79      -9.22     10.98
09/08/98 06/30/99  Sovereign Bncrp Inc.            115.13    44.98   43.44    11.43       26.31      18.31       5.00     33.85
08/26/98 02/05/99  Centura Banks Inc.              147.61    23.50   37.16    18.18       29.65      28.77      34.29    -37.13
08/17/98 12/31/98  MAF Bncrp Inc.                  152.94    17.54   25.79    14.39       14.31       2.88       3.31     17.58
08/17/98 04/13/99  First Fed Bnkshrs Inc.          194.30    19.48   20.88    24.05       22.45      33.33      23.71     55.84
08/13/98 12/31/98  First Western Bank              127.23    40.00   50.93    28.50       24.03      21.21      18.52     19.40
07/20/98 03/22/99  Richmond County Fin Corp        175.40    39.98   27.10    20.39       11.13      19.88      10.32    -43.19
07/20/98 01/21/99  Dime Cmmnty Bncshrs Inc.        247.56    24.40   23.71    22.22       26.56      47.27      50.00    117.45
07/09/98 12/18/98  First Source Bncrp Inc.         221.15    18.18   19.70    15.05       12.28      15.32      15.84     58.02
07/02/98 01/31/99  Union Planters Corp.            164.58    46.25   17.40     8.33        5.71       4.96      -5.73     23.33
06/30/98 01/22/99  St. Francis Cptl Corp.          107.41    47.62   55.69    15.65       21.21      23.08      11.88     19.40
06/15/98 11/30/98  Charter One Financial           329.64    23.06   26.31    24.87       42.87      39.15      47.52     88.66
06/02/98 12/15/98  State Fin Services Corp.        139.78    51.32   37.13    16.84       13.87      11.43       6.12     21.88
05/29/98 10/16/98  Valley National Bncrp           200.44    35.08   27.21    21.47       11.79      10.89      40.31    103.70
05/28/98 10/29/98  Republic Security Financial     243.14    30.75   16.70    16.17       50.81      43.44      45.82     85.03
05/26/98 02/17/99  Roslyn SB                       403.07    27.23   27.81    43.83       46.62      57.86      69.68    168.08
05/18/98 09/30/98  First Charter Corp.             142.07    18.62   24.52    21.98        2.50       7.42       3.44    -20.20
05/07/98 09/03/98  Blackhawk Bncrp Inc.            161.46       NM   15.47     9.19       17.65      21.21      37.93     87.50
05/07/98 08/03/98  Central Bncshrs, Inc.           220.46    15.18   28.66    21.23      129.07         NA         NA        NA
04/23/98 11/16/98  Ambanc Hldg Co.                 144.62    22.58   18.70     8.48        1.20       3.70      18.30     63.89
04/23/98 11/13/98  Sterling Fin Corp.              148.08    20.27   19.97    10.77       28.96      28.96      44.76     75.14
04/03/98 10/01/98  Astoria Fin Corp.               301.83    32.11   29.08    35.57        3.33      13.47      38.37    107.04
03/31/98 08/14/98  Hudson United Bncrp             187.06    38.38   32.77    21.63        3.63      16.77      17.18     40.20
03/31/98 08/21/98  Hudson United Bncrp             255.85    12.10   21.99    17.43        6.25      22.40      25.41    112.50
03/17/98 10/01/98  Washington Mutual Inc.          457.63    22.38   21.22    28.95       22.69      35.92      20.95    102.16
03/09/98 08/14/98  Commercial Fed Corp.            245.90    24.59   34.04    31.60        6.19      17.65      15.94     64.38
03/06/98 08/31/98  U.S.B. Hldg Co.                 151.10    30.56   26.73    14.19       15.79      15.79      11.39     44.26
02/27/98 06/26/98  Blue River Bncshrs Inc.         136.28    18.95   11.11     5.33       93.33         NA         NA        NA
02/25/98 09/30/98  BB&T Corp.                      236.26    25.55   21.50    21.33       16.68      22.97      39.79     97.57
02/18/98 10/01/98  United Bnkshrs Inc.             222.79    27.42   25.34    23.69        8.87       9.27      45.88    108.40
02/06/98 06/30/98  Signal Corp.                    205.08    21.18   27.26    22.83       27.34      38.50      39.52    108.51
01/27/98 11/10/98  Jackson National Life Ins Co.   131.29       NM    5.89     1.81       50.00      82.74      80.00    100.00
01/14/98 06/26/98  Fifth Third Bncrp               372.74    28.24   22.02    38.87       42.87      39.64      49.13    148.93

                                                  -----------------------------------------------------------------------------
                                                   176.17    24.32   21.09    13.94       31.90      37.78      40.65     40.14
                                                   151.07    23.06   20.23    11.35       26.56      36.36      37.14     35.32
                                                  -----------------------------------------------------------------------------
                                                  -----------------------------------------------------------------------------
                                                   138.49    19.25   15.93     8.76       32.84      41.11      44.31     35.60
                                                   130.27    18.52   16.01     6.89       26.35      40.55      39.64     32.69
                                                  -----------------------------------------------------------------------------
                                                  -----------------------------------------------------------------------------
                                                   177.84    26.06   22.53    13.73       36.77      43.32      47.63     28.35
                                                   160.43    24.89   21.13    11.26       36.68      41.85      45.50     28.79
                                                  -----------------------------------------------------------------------------
                                                   212.21    27.69   24.86    19.20       26.20      28.62      29.66     56.97
                                                   173.40    24.56   22.02    15.65       26.89      35.04      36.84     37.14

RP Financial, LC.
-----------------
Financial Services Industry Consultants

   Acquisition Pricing of Publicly-Traded Banks for Deals Announced 1998 to
     Present Excludes Mergers of Equals and Strategic Merger Transactions

                                                                                             Target Financials at Announcement
                                                                                      ---------------------------------------------
                                                                                           Total Equity/              NPAs/  Rsrvs/
Announce Complete                                                                         Assets Assets  ROAA    ROAE Assets   NPLs
    Date     Date  Buyer Short Name             ST  Target Name                   ST      ($000)    (%)   (%)     (%)   (%)     (%)
    ----     ----  ----------------             --  -----------                   --      ------    ---   ---     ---   ---     ---
03/05/01  Pending  First Virginia Banks Inc.    VA  James River Bankshares, Inc.  VA     516,125  10.70  1.16   10.93  0.48  412.37
03/02/01  Pending  Harris Bankcorp Inc.         IL  First National Bancorp,       IL   1,067,781   8.99  1.14   12.61    NA      NA
                                                    Incorporated
02/22/01  Pending  WesBanco Inc.                WV  American Bancorporation       WV     715,370   4.79  0.69   15.94  0.29  250.25
02/13/01  Pending  North Fork Bancorp.          NY  Commercial Bank of New York   NY   1,526,148   6.62  0.72   11.13  0.00    0.00
01/31/01  Pending  Hancock Holding Co.          MS  Lamar Capital Corporation     MS     407,317   8.64  0.92   11.65  0.58  283.23
01/26/01  Pending  Royal Bank of Canada             Centura Banks, Inc.           NC  11,482,009   8.33  0.88   11.10  0.47  215.11
01/24/01  Pending  BB&T Corp.                   NC  F&M National Corporation      VA   3,568,780   9.51  1.43   14.81  0.62      NA
01/24/01  Pending  BB&T Corp.                   NC  Virginia Capital Bancshares,  VA     537,264  28.58  1.50    4.99  0.76  159.24
                                                    Inc.
01/16/01  Pending  United Parcel Service Inc.   GA  First International Bancorp,  CT     322,046  18.60  2.39   13.47  1.39  118.70
                                                    Inc.
12/27/00  Pending  Fulton Fin Corp.             PA  Drovers Bncshrs Corp          PA     755,308   7.13  0.63    9.03  0.28  210.83
12/18/00  Pending  F.N.B. Corp.                 PA  Citizens Cmmnty Bncrp, Inc.   FL     154,419  11.45  0.67    4.98  0.13      NA
12/14/00  Pending  Zions Bncrp.                 UT  Eldorado Bncshrs, Inc.        CA   1,262,391   9.92  0.65    6.99  0.79  109.18
12/11/00  Pending  SouthTrust Corp.             AL  Bay Bncshrs Inc.              TX     332,723   8.60  1.00   12.00    NA    0.00
12/05/00  Pending  BB&T Corp.                   NC  Century South Banks, Inc.     GA   1,614,497   9.66  1.33   13.95  0.52  258.60
11/29/00  Pending  Cmmnty Bk System Inc.        NY  First Liberty Bk Corp.        PA     646,661   9.30  0.78    8.56  0.24  515.29
11/21/00  Pending  Park National Corp.          OH  Security Banc Corp            OH     986,529  12.42  1.76   14.45  0.64  137.87
11/20/00  Pending  Fifth Third Bncrp            OH  Old Kent Fin Corp             MI  22,518,600   7.11  1.21   17.28  0.40  284.38
11/02/00  Pending  Financial Institutions Inc.  NY  Bath National Corp.           NY     287,343   9.66  0.24    2.39  1.03   61.64
11/02/00  Pending  PBOC Hldngs Inc.             CA  BYL Bncrp                     CA     322,320   9.01  0.10    1.15  1.16   90.56
11/01/00 01/30/01  Comerica Inc.                MI  Imperial Bncrp                CA   7,441,954   6.79  1.30   16.85  0.90  136.18
10/30/00 03/01/01  Wachovia Corp.               NC  Republic Security Fin Corp    FL   3,396,980   6.09  0.71   11.89  0.30  246.54
10/25/00 03/09/01  Fifth Third Bncrp            OH  Capital Hldngs Inc.           OH   1,084,667   8.72  1.12   13.09    NA      NA
10/17/00  Pending  PremierWest Bncrp            OR  Timberline Bncshrs, Inc       CA      92,422   8.62  0.90   10.61    NA    0.00
10/11/00  Pending  Century Bncshrs Inc.         DC  GrandBanc, Inc.               MD     114,122   5.14  0.12    2.12  0.10    0.00
10/04/00 02/27/01  Firstar Corp.                WI  U.S. Bncrp                    MN  86,174,000   9.20  1.86   19.82  0.47  284.61
10/02/00 03/01/01  FleetBoston Fin Corp.        MA  Summit Bncrp                  NJ  38,985,132   7.54  1.36   17.74  0.31      NA
09/20/00  Pending  Humboldt Bncrp               CA  Tehama Bncrp                  CA     233,392   8.62  1.27   14.39  0.28  485.51
09/19/00 02/20/01  Synovus Fin Corp.            GA  Carolina Southern Bank        SC     212,410  10.97  1.23   11.18  0.30  276.90
09/13/00 12/31/00  Chase Manhattan Corp.        NY  J.P. Morgan & Co, Inc         NY 266,323,000   4.41  0.88   20.42  0.05      NA
09/06/00 01/19/01  Valley National Bncrp        NJ  Merchants NY Bncrp, Inc.      NY   1,369,676   7.06  1.61   22.74  0.07      NA
08/24/00 12/29/00  First Banks Inc.             MO  Millennium Bank               CA     104,507  10.47  1.37   13.07  0.95  417.05
08/23/00 12/27/00  BB&T Corp.                   NC  BankFirst Corp                TN     848,807  10.36  1.06   10.25  0.61  190.28
08/21/00 01/11/01  BOK Fin Corp.                OK  CNBT Bncshrs, Inc.            TX     423,820   7.67  1.22   16.00  0.08      NA
08/07/00 01/16/01  First Cmmnty Bncrp           CA  Professional Bncrp Inc.       CA     287,771   5.10  0.02    0.30  3.43   70.66
07/27/00 01/08/01  BB&T Corp.                   NC  FCNB Corp.                    MD   1,593,067   5.58  0.92   16.35  0.52  138.24
07/24/00 01/03/01  National Penn Bncshrs Inc.   PA  Cmmnty Independent Bank, Inc. PA     108,529   6.72  0.41    6.03  2.38   49.44
07/11/00  Pending  FNB Corp.                    VA  CNB Hldngs, Inc.              VA      51,084  11.63  1.04    8.96    NA  190.96
07/10/00 02/09/01  M&T Bk Corp.                 NY  Premier National Bncrp Inc.   NY   1,570,131   8.81  1.34   15.26  0.62  256.99
07/06/00  Pending  F&M National Corp.           VA  Atlantic Fin Corp             VA     385,473  11.26  1.19   10.57  0.39  204.78
06/27/00 10/13/00  U.S. Bncrp                   MN  Scripps Fin Corp              CA     643,322   7.27  1.15   15.81  0.60  162.15
05/17/00 10/06/00  M&T Bk Corp.                 NY  Keystone Fin, Inc.            PA   7,012,346   7.93  1.13   14.28  0.56  168.90
04/25/00 07/01/00  Cowlitz Bncrp.               WA  Northern Bk of Commerce       OR      55,262   6.18 -1.92  -27.56  1.05  285.57
04/18/00 09/05/00  Cardinal Fin Corp.           VA  Heritage Bncrp Inc.           VA      59,939  14.34  0.30    2.06  0.00      NA
04/17/00 08/31/00  BncrpSouth Inc.              MS  First United Bncshrs, Inc.    AR   2,666,047   9.74  1.30   12.80  0.47  202.20
04/10/00 10/25/00  Wells Fargo & Co.            CA  First Security Corp           UT  22,992,927   7.70  1.22   16.18  0.29  294.57
03/27/00 11/06/00  Niagara Bncrp Inc. (MHC)     NY  Iroquois Bncrp, Inc.          NY     595,126   6.53  0.81   12.07  0.54  118.48
03/21/00 10/13/00  Greater Bay Bncrp            CA  Bank of Petaluma              CA     189,629   7.74  1.16   15.22  0.14      NA
03/01/00 08/10/00  State National Bancshrs, Inc TX  Independent Bnkshrs, Inc.     TX     357,488   7.00  0.70   10.19  0.20      NA
02/23/00 08/01/00  Fulton Fin Corp.             PA  Skylands Fin Corp             NJ     214,334   7.04  1.15   15.92  0.82  131.46
02/07/00 07/06/00  BB&T Corp.                   NC  One Valley Bncrp, Inc.        WV   6,583,061   8.49  1.30   14.15  0.18  527.89
02/07/00 06/23/00  Huntington Bncshrs Inc.      OH  Empire Banc Corp              MI     505,896   8.47  1.41   16.31  0.60  213.59
02/03/00 07/31/00  Pacific Capital Bncrp        CA  San Benito Bank               CA     200,005   8.78  1.22   13.24  0.14  492.33
02/02/00 06/16/00  Wells Fargo & Co.            CA  First Commerce Bncshrs, Inc.  NE   2,545,612   9.82  1.40   12.91    NA      NA
01/27/00 07/21/00  Greater Bay Bncrp            CA  Bank of Santa Clara           CA     328,588   9.13  1.31   14.42  0.05      NA
01/26/00 07/27/00  Sterling Fin Corp.           PA  Hanover Bncrp, Inc.           PA     509,882   6.64  0.93   12.88  0.11      NA
01/21/00 07/14/00  Mercantile Bnkshrs Corp.     MD  Union National Bncrp, Inc     MD     308,629   8.18  1.04   13.04  0.09      NA
01/10/00 06/06/00  Carolina First Corp          SC  Anchor Fin Corp               SC   1,223,777   7.23  1.15   15.23  0.29  345.16

                                                                  Deal Terms and Pricing at Announcement
                                                    ------------------------------------------------------------------
                                                          Deal     Price/
Announce  Complete                                       Value      Share               P/B      P/TB      P/E     P/A
    Date      Date   Buyer Short Name                     ($M)        ($)   Consid.     (%)       (%)      (x)     (%)
    ----      ----   ----------------                     ----        ---   -------     ---       ---      ---     ---
03/05/01   Pending   First Virginia Banks Inc.           110.7      23.71    Mixed   195.60    207.41    18.97   21.45
03/02/01   Pending   Harris Bankcorp Inc.                220.3      72.50    Mixed   229.36    247.61    19.13   20.63
02/22/01   Pending   WesBanco Inc.                        74.0      23.65    Stock   215.98    227.40    14.51   10.34
02/13/01   Pending   North Fork Bancorp.                 175.2      32.00    Cash    167.71    195.00    17.20   11.48
01/31/01   Pending   Hancock Holding Co.                  47.4      11.00    Mixed   134.80    135.14    12.22   11.64
01/26/01   Pending   Royal Bank of Canada              2,330.0      57.85    Stock   238.47    279.34    23.42   20.29
01/24/01   Pending   BB&T Corp.                        1,162.8      40.67    Stock   295.42    322.03    21.86   28.80
01/24/01   Pending   BB&T Corp.                          175.5      18.50    Stock   111.92    111.92    20.33   32.67
01/16/01   Pending   United Parcel Service Inc.           78.8       9.43    Stock   125.90    143.75    10.84   24.47
12/27/00   Pending   Fulton Fin Corp.                    146.6      28.44    Stock   267.82    268.08    25.86   19.41
12/18/00   Pending   F.N.B. Corp.                         38.6      11.00    Stock   210.33    210.33    45.83   25.00
12/14/00   Pending   Zions Bncrp.                        204.0      13.69    Stock   154.46    279.29       NM   16.16
12/11/00   Pending   SouthTrust Corp.                     53.0      26.42    Cash    181.96    235.68    16.51   15.93
12/05/00   Pending   BB&T Corp.                          426.5      30.81    Stock   271.18    290.62    22.99   26.42
11/29/00   Pending   Cmmnty Bk System Inc.                87.1      13.61    Stock   143.98        NA    17.67   13.47
11/21/00   Pending   Park National Corp.                 307.2      25.99    Stock   250.12    274.70    18.05   31.14
11/20/00   Pending   Fifth Third Bncrp                 4,961.8      35.57    Mixed   302.63    330.54    18.42   21.65
11/02/00   Pending   Financial Institutions Inc.          62.6      48.00    Cash    225.56    227.38    45.28   21.79
11/02/00   Pending   PBOC Hldngs Inc.                     38.9      15.00    Cash    131.12    137.11    18.07   12.07
11/01/00  01/30/01   Comerica Inc.                     1,289.4      27.74    Stock   240.42        NA    12.73   17.33
10/30/00  03/01/01   Wachovia Corp.                      342.9       7.00    Stock   165.09    184.70    13.46   10.09
10/25/00  03/09/01   Fifth Third Bncrp                   245.4      32.82    Stock   244.36    244.36    20.77   22.62
10/17/00   Pending   PremierWest Bncrp                    14.0      13.50    Mixed   170.67    170.67    15.34   15.15
10/11/00   Pending   Century Bncshrs Inc.                 11.2       2.17    Mixed   148.04    176.17       NM    7.60
10/04/00  02/27/01   Firstar Corp.                    21,237.1      28.15    Stock   266.16    443.25    13.77   24.45
10/02/00  03/01/01   FleetBoston Fin Corp.             6,990.7      39.78    Stock   235.66    291.86    15.18   17.93
09/20/00   Pending   Humboldt Bncrp                       40.2      20.41    Stock   191.31    196.47    14.38   17.22
09/19/00  02/20/01   Synovus Fin Corp.                    64.1      17.29    Stock   272.36    272.36    23.37   30.18
09/13/00  12/31/00   Chase Manhattan Corp.            34,422.7     195.18    Mixed   321.22    343.50    17.55   12.66
09/06/00  01/19/01   Valley National Bncrp               375.9      20.04    Stock   387.60    389.11    18.05   27.44
08/24/00  12/29/00   First Banks Inc.                     20.8       8.10    Cash    171.25    171.25    16.20   19.90
08/23/00  12/27/00   BB&T Corp.                          147.9      12.21    Stock   155.75    159.00    16.07   17.42
08/21/00  01/11/01   BOK Fin Corp.                        91.4      18.22    Cash    276.90    276.90    17.69   21.57
08/07/00  01/16/01   First Cmmnty Bncrp                   16.3       8.04    Mixed   111.19    111.19       NM    5.66
07/27/00  01/08/01   BB&T Corp.                          216.7      18.13    Stock   243.29    259.67    19.49   13.60
07/24/00  01/03/01   National Penn Bncshrs Inc.           14.0      19.69    Stock   188.76    188.76    57.91   12.90
07/11/00   Pending   FNB Corp.                            10.1      10.60    Mixed   165.37        NA    55.79   19.97
07/10/00  02/09/01   M&T Bk Corp.                        343.2      21.00    Mixed   242.77    250.90    16.54   21.86
07/06/00   Pending   F&M National Corp.                   71.7      16.85    Stock   162.16    165.99    17.55   18.60
06/27/00  10/13/00   U.S. Bncrp                          155.5      22.01    Stock   325.55    325.55    32.85   24.17
05/17/00  10/06/00   M&T Bk Corp.                      1,026.7      21.01    Mixed   184.49    204.01    21.23   14.64
04/25/00  07/01/00   Cowlitz Bncrp.                        4.1       3.35    Cash    120.50    120.50       NM    7.43
04/18/00  09/05/00   Cardinal Fin Corp.                   13.9       6.00    Mixed   160.00    160.00       NM   23.19
04/17/00  08/31/00   BncrpSouth Inc.                     455.7      18.00    Stock   175.27    186.72    13.64   17.09
04/10/00  10/25/00   Wells Fargo & Co.                 2,778.3      14.11    Stock   156.27    196.81    10.23   12.08
03/27/00  11/06/00   Niagara Bncrp Inc. (MHC)             80.3      33.25    Cash    195.59    203.36    16.96   13.49
03/21/00  10/13/00   Greater Bay Bncrp                    39.9      26.03    Stock   254.95    256.20    16.90   21.04
03/01/00  08/10/00   State National Bancshrs, Inc         45.5      20.00    Cash    180.67    309.12    18.02   12.73
02/23/00  08/01/00   Fulton Fin Corp.                     33.2      12.58    Stock   208.94    230.37    14.63   15.49
02/07/00  07/06/00   BB&T Corp.                        1,202.2      35.20    Stock   210.53    230.82    14.85   18.26
02/07/00  06/23/00   Huntington Bncshrs Inc.             138.7      43.25    Stock   303.96    306.11    19.75   27.42
02/03/00  07/31/00   Pacific Capital Bncrp                53.7      18.04    Stock   289.98    291.39    23.42   26.85
02/02/00  06/16/00   Wells Fargo & Co.                   479.7      35.95    Stock   191.73    197.20    16.19   18.84
01/27/00  07/21/00   Greater Bay Bncrp                    89.5      36.65    Stock   282.79    282.79    20.82   27.24
01/26/00  07/27/00   Sterling Fin Corp.                   97.1      24.76    Stock   285.92    285.92    21.16   19.04
01/21/00  07/14/00   Mercantile Bnkshrs Corp.             66.6      33.57    Stock   261.01    286.16    19.98   21.58
01/10/00  06/06/00   Carolina First Corp                 303.7      35.89    Stock   327.15    329.55    21.62   24.82

                                                                    Control Premium
                                                   ---------------------------------------------------
                                                      Prem/     Relative to Previous Trading Price
                                                              ----------------------------------------
Announce  Complete                                    Deps      1 Day     1 Month    3 Month    1 Year
    Date      Date   Buyer Short Name                  (%)        (%)         (%)        (%)       (%)
    ----      ----   ----------------                  ---        ---         ---        ---       ---
03/05/01   Pending   First Virginia Banks Inc.       14.85      59.37       68.58      67.83     97.55
03/02/01   Pending   Harris Bankcorp Inc.            17.08       9.02        9.02       9.84      9.84
02/22/01   Pending   WesBanco Inc.                   10.10      58.99       81.92     127.95     45.53
02/13/01   Pending   North Fork Bancorp.              8.58      50.58      135.94     173.79    194.25
01/31/01   Pending   Hancock Holding Co.              5.11      28.46       62.96      44.26      9.31
01/26/01   Pending   Royal Bank of Canada            23.61      29.45       26.97      53.50     43.28
01/24/01   Pending   BB&T Corp.                      26.21      47.23       53.11      63.91     58.32
01/24/01   Pending   BB&T Corp.                       7.06      -9.75       13.84      18.40     23.33
01/16/01   Pending   United Parcel Service Inc.         NA      30.63       34.71      27.86     16.06
12/27/00   Pending   Fulton Fin Corp.                18.27      44.02       97.86      92.83     46.58
12/18/00   Pending   F.N.B. Corp.                    20.27     100.00       46.67      45.45     25.71
12/14/00   Pending   Zions Bncrp.                    14.26      54.20       73.78      62.19     30.33
12/11/00   Pending   SouthTrust Corp.                11.80      20.09       14.87      65.13     42.81
12/05/00   Pending   BB&T Corp.                      25.41      26.71       62.14      49.36     36.92
11/29/00   Pending   Cmmnty Bk System Inc.              NA       2.69       23.69      19.61    -24.41
11/21/00   Pending   Park National Corp.             29.49      44.37       42.39      42.39    -10.77
11/20/00   Pending   Fifth Third Bncrp               25.44      42.27       39.48      20.82     -8.07
11/02/00   Pending   Financial Institutions Inc.     18.18      29.73       29.73       4.35     -4.95
11/02/00   Pending   PBOC Hldngs Inc.                 4.43      48.15       27.66      66.67     28.34
11/01/00  01/30/01   Comerica Inc.                      NA      14.11       45.07      62.01     21.37
10/30/00  03/01/01   Wachovia Corp.                   8.75      17.89       41.77      72.31    -17.04
10/25/00  03/09/01   Fifth Third Bncrp               28.35      29.97       29.17      28.69      3.36
10/17/00   Pending   PremierWest Bncrp                7.86      42.11       68.75     107.69     22.73
10/11/00   Pending   Century Bncshrs Inc.             4.42      92.62       57.60      28.41     -3.69
10/04/00  02/27/01   Firstar Corp.                   34.77      21.38       30.53      42.96    -11.53
10/02/00  03/01/01   FleetBoston Fin Corp.           19.06      15.72       44.98      61.54     23.59
09/20/00   Pending   Humboldt Bncrp                  10.98      20.08       19.20      43.25    116.43
09/19/00  02/20/01   Synovus Fin Corp.               27.27      28.10       57.22      33.03     19.07
09/13/00  12/31/00   Chase Manhattan Corp.           49.93       5.75       35.66      50.64     56.37
09/06/00  01/19/01   Valley National Bncrp           42.62      14.51       17.02      17.44     10.18
08/24/00  12/29/00   First Banks Inc.                14.25      15.71      149.23     140.00    109.03
08/23/00  12/27/00   BB&T Corp.                      11.27       9.76       29.39      52.64     35.21
08/21/00  01/11/01   BOK Fin Corp.                   19.81      10.42       17.55      47.23     54.24
08/07/00  01/16/01   First Cmmnty Bncrp               0.70     110.86      114.37      89.15    -61.26
07/27/00  01/08/01   BB&T Corp.                      14.67      -8.81       20.83      25.00    -15.70
07/24/00  01/03/01   National Penn Bncshrs Inc.       8.13      96.88      101.93     123.41     70.27
07/11/00   Pending   FNB Corp.                          NA      32.50          NA         NA     16.16
07/10/00  02/09/01   M&T Bk Corp.                    18.32      57.01       61.54      61.54     14.07
07/06/00   Pending   F&M National Corp.               9.82      22.53       25.97      52.30     -5.75
06/27/00  10/13/00   U.S. Bncrp                      20.32      29.45       76.06      89.31     46.71
05/17/00  10/06/00   M&T Bk Corp.                    11.32      33.42       22.70      22.26    -33.95
04/25/00  07/01/00   Cowlitz Bncrp.                   1.49      57.65       34.00       7.20    -44.17
04/18/00  09/05/00   Cardinal Fin Corp.              12.26      60.00       65.52      60.00     47.69
04/17/00  08/31/00   BncrpSouth Inc.                 11.94      42.57       61.80      29.73      5.11
04/10/00  10/25/00   Wells Fargo & Co.               11.51      15.78       16.98     -38.65    -21.33
03/27/00  11/06/00   Niagara Bncrp Inc. (MHC)        11.09      86.01      144.04     121.67     54.65
03/21/00  10/13/00   Greater Bay Bncrp               16.69      11.36        0.84      13.79     22.49
03/01/00  08/10/00   State National Bancshrs, Inc    11.43      21.21       54.59      31.15     75.82
02/23/00  08/01/00   Fulton Fin Corp.                10.85      22.71       13.06       7.05     20.06
02/07/00  07/06/00   BB&T Corp.                      16.53      30.07       20.34      -3.89     15.41
02/07/00  06/23/00   Huntington Bncshrs Inc.         23.46      39.53       51.77      43.58      8.82
02/03/00  07/31/00   Pacific Capital Bncrp           26.42     -31.29      -26.00     -26.38     -9.82
02/02/00  06/16/00   Wells Fargo & Co.               16.34       8.94       40.98      71.19     28.39
01/27/00  07/21/00   Greater Bay Bncrp               24.19       6.62        9.40      16.35     76.62
01/26/00  07/27/00   Sterling Fin Corp.              16.74      70.77       61.05      65.07     42.51
01/21/00  07/14/00   Mercantile Bnkshrs Corp.        21.59      23.60       22.06      18.82     11.89
01/10/00  06/06/00   Carolina First Corp             24.69      37.37       32.92       9.58      8.75

RP Financial, LC.
-----------------
Financial Services Industry Consultants

Acquisition Pricing of Publicly-Traded Banks for Deals Announced 1998 to Present
         Excludes Mergers of Equals and Strategic Merger Transactions

Announce   Complete
    Date       Date  Buyer Short Name              ST   Target Name                       ST
    ----       ----  ----------------              --   -----------                       --
12/27/99   05/19/00  Bank of the Sierra            CA   Sierra National Bank              CA
12/21/99   07/17/00  Wells Fargo & Co.             CA   National Bncrp of Alaska, Inc.    AK
12/15/99   06/15/00  BB&T Corp.                    NC   First Banking Co of SE GA         GA
12/14/99   05/18/00  Greater Bay Bncrp             CA   Coast Bncrp                       CA
12/08/99   07/01/00  NBT Bncrp Inc.                NY   Pioneer American Hldng Co Corp    PA
12/02/99   03/31/00  Cmmnty National Bncrp         TN   Cmmnty National Corp              TN
11/08/99   04/04/00  First Charter Corp.           NC   Carolina First Bncshrs, Inc.      NC
10/04/99   10/11/00  North Valley Bncrp            CA   Six Rivers National Bank          CA
10/04/99   03/29/00  Summit Bncrp                  NJ   NMBT CORP                         CT
09/30/99   01/28/00  Wells Fargo & Co.             CA   North County Bncrp                CA
09/28/99   03/08/00  Columbia Bncrp                MD   Suburban Bncshrs, Inc.            MD
09/22/99   03/01/00  City National Corp.           CA   Pacific Bank, N.A.                CA
09/10/99   04/01/00  Old Kent Fin Corp.            MI   Grand Premier Fin, Inc.           IL
09/07/99   12/30/99  F&M Bncrp                     MD   Patapsco Valley Bncshrs, Inc.     MD
09/07/99   03/20/00  Gold Banc Corp.               KS   American Bncshrs, Inc.            FL
08/30/99   01/06/00  SJNB Fin Corp.                CA   Saratoga Bncrp                    CA
08/23/99   02/18/00  Centura Banks Inc.            NC   Triangle Bncrp, Inc.              NC
08/16/99   02/17/00  NBT Bncrp Inc.                NY   Lake Ariel Bncrp, Inc.            PA
08/02/99   12/31/99  Tompkins Trustco Inc.         NY   Letchworth Independent Bncshrs    NY
07/30/99   02/11/00  Old Kent Fin Corp.            MI   Merchants Bncrp, Inc.             IL
07/30/99   03/10/00  Old National Bncrp            IN   ANB Corp                          IN
07/29/99   01/28/00  Wells Fargo & Co.             CA   Prime Bncshrs, Inc.               TX
07/28/99   01/14/00  BB&T Corp.                    NC   Premier Bncshrs, Inc.             GA
07/12/99   11/19/99  Fifth Third Bncrp             OH   Peoples Bk Corp of Indianapolis   IN
06/30/99   12/01/99  Webster Fin Corp.             CT   New England Cmmnty Bncrp, Inc.    CT
06/29/99   12/01/99  Hudson United Bncrp           NJ   JeffBanks, Inc.                   PA
06/29/99   12/01/99  Hudson United Bncrp           NJ   Southern Jersey Bncrp of DE       NJ
06/21/99   01/11/00  Citizens Fin Group, Inc.      RI   UST Corp                          MA
06/16/99   10/29/99  Fifth Third Bncrp             OH   CNB Bncshrs, Inc.                 IN
06/07/99   09/29/99  Sky Fin Group Inc.            OH   Mahoning National Bncrp, Inc      OH
06/02/99   05/10/00  Peoples Heritage              ME   Banknorth Group, Inc.             VT
06/01/99   10/01/99  AmSouth Bncrp.                AL   First American Corp               TN
05/19/99   11/15/99  U.S. Bncrp                    MN   Western Bncrp                     CA
05/18/99   10/04/99  CVB Fin Corp.                 CA   Orange National Bncrp             CA
05/10/99   12/31/99  HSBC Hldngs, Plc                   Republic NY Corp                  NY
05/03/99   10/15/99  Greater Bay Bncrp             CA   Bay Commercial Srvcs              CA
04/30/99   09/20/99  Firstar Corp.                 WI   Mercantile Bncrp, Inc.            MO
04/27/99   10/06/99  Zions Bncrp.                  UT   Regency Bncrp                     CA
04/19/99   11/01/99  Citizens Banking Corp.        MI   F&M Bncrp, Inc.                   WI
03/22/99   10/12/99  PSB Bncrp Inc.                PA   First Bk of Philadelphia          PA
03/19/99   09/03/99  Old Kent Fin Corp.            MI   Pinnacle Banc Group, Inc.         IL
03/19/99   10/05/99  Synovus Fin Corp.             GA   Merit Hldng Corp                  GA
02/25/99   08/30/99  BB&T Corp.                    NC   Matewan Bncshrs, Inc.             WV
02/25/99   07/01/99  BancWest Corp.                HI   SierraWest Bncrp                  CA
02/23/99   07/02/99  MidCity Fin Corp              IL   Damen Fin Corp                    IL
02/22/99   07/16/99  Union Planters Corp.          TN   Republic Banking Corp of FL       FL
02/18/99   07/16/99  U.S. Bncrp                    MN   Bank of Commerce                  CA
02/18/99   08/02/99  Summit Bncrp                  NJ   Prime Bncrp, Inc.                 PA
02/18/99   11/30/99  Union Bnkshrs Inc.            VT   Citizens Savings B&T Co           VT
02/01/99   07/31/99  Independence Comm. Bk Corp.   NY   Broad National Bncrp              NJ
01/28/99   07/14/99  BB&T Corp.                    NC   Mason-Dixon Bncshrs, Inc.         MD
01/26/99   05/21/99  Greater Bay Bncrp             CA   Bay Area Bncshrs                  CA
12/30/98   06/14/99  First Security Corp.          UT   XEON Fin Corp.                    NV
12/24/98   06/18/99  Banterra Corp.                IL   Heartland Bncshrs, Inc            IL
12/17/98   06/11/99  Valley National Bncrp         NJ   Ramapo Fin Corp                   NJ
12/16/98   05/28/99  Chittenden Corp.              VT   Vermont Fin Srvcs Corp.           VT
12/14/98   08/06/99  Sky Fin Group Inc.            OH   First Western Bncrp, Inc.         PA

                                                                 Target Financials at Announcement
                                                     --------------------------------------------------------
                                                          Total  Equity/                      NPAs/    Rsrvs/
Announce   Complete                                      Assets   Assets   ROAA      ROAE    Assets      NPLs
    Date       Date  Buyer Short Name                    ($000)      (%)    (%)       (%)       (%)       (%)
    ----       ----  ----------------                    ------      ---    ---       ---       ---       ---
12/27/99   05/19/00  Bank of the Sierra                  90,545     5.57   0.48      8.77      2.03     22.08
12/21/99   07/17/00  Wells Fargo & Co.                3,060,429    14.54   2.28     15.42      0.29    346.18
12/15/99   06/15/00  BB&T Corp.                         419,109    13.05   1.54     12.57      0.58    233.75
12/14/99   05/18/00  Greater Bay Bncrp                  350,088     9.12   2.05     21.35      0.52        NA
12/08/99   07/01/00  NBT Bncrp Inc.                     421,854     7.56   0.96     11.61      0.91    109.25
12/02/99   03/31/00  Cmmnty National Bncrp               39,806    21.62   0.94      4.23      0.07        NA
11/08/99   04/04/00  First Charter Corp.                762,687     8.34   1.22     14.11      0.29    358.93
10/04/99   10/11/00  North Valley Bncrp                 199,983     9.31   0.57      6.23      1.95     81.72
10/04/99   03/29/00  Summit Bncrp                       391,930     7.20   0.88     11.64      0.55    213.07
09/30/99   01/28/00  Wells Fargo & Co.                  349,003     9.22   1.26     13.79      2.17     47.65
09/28/99   03/08/00  Columbia Bncrp                     222,575     9.14   0.43      4.37      0.91    106.67
09/22/99   03/01/00  City National Corp.                728,622    10.10   1.11     10.36      0.35    480.66
09/10/99   04/01/00  Old Kent Fin Corp.               1,574,959    11.92   1.74     14.39      0.32    275.85
09/07/99   12/30/99  F&M Bncrp                          173,636     9.60   0.27      2.75      0.42    190.35
09/07/99   03/20/00  Gold Banc Corp.                    484,828     5.57   0.40      7.02      0.98     54.02
08/30/99   01/06/00  SJNB Fin Corp.                     148,558    10.00   1.29     12.62      0.00        NA
08/23/99   02/18/00  Centura Banks Inc.               2,285,333     7.21   1.25     16.05      0.23    590.77
08/16/99   02/17/00  NBT Bncrp Inc.                     492,894     7.12   0.82     10.43      0.63    107.11
08/02/99   12/31/99  Tompkins Trustco Inc.              280,555    12.09   1.37     11.44        NA    583.57
07/30/99   02/11/00  Old Kent Fin Corp.                 920,961     7.79   1.09     26.23      0.66    153.17
07/30/99   03/10/00  Old National Bncrp                 642,494     9.53   1.03     10.70      0.27    320.79
07/29/99   01/28/00  Wells Fargo & Co.                1,199,706     7.29   1.24     16.40      0.14    555.81
07/28/99   01/14/00  BB&T Corp.                       1,510,890     9.09   1.58     16.60      0.28    489.08
07/12/99   11/19/99  Fifth Third Bncrp                  650,445     8.06   1.23     15.25      0.12        NA
06/30/99   12/01/99  Webster Fin Corp.                  786,909     9.17   1.11     11.77      1.02        NA
06/29/99   12/01/99  Hudson United Bncrp              1,684,467     7.90   0.94     11.77      0.84        NA
06/29/99   12/01/99  Hudson United Bncrp                465,446     6.66   0.22      3.25        NA     39.88
06/21/99   01/11/00  Citizens Fin Group, Inc.         5,929,827     9.02   1.17     12.87      0.48    266.33
06/16/99   10/29/99  Fifth Third Bncrp                7,218,796     7.17   1.39     19.32      0.56    152.92
06/07/99   09/29/99  Sky Fin Group Inc.                 808,691    12.01   1.85     15.40        NA        NA
06/02/99   05/10/00  Peoples Heritage                 4,338,522     7.48   1.23     16.75      0.50    227.00
06/01/99   10/01/99  AmSouth Bncrp.                  20,326,467     8.94   1.31     14.73      0.26        NA
05/19/99   11/15/99  U.S. Bncrp                       2,496,237    14.22   1.44     10.08      0.79    183.91
05/18/99   10/04/99  CVB Fin Corp.                      279,054     8.66   1.06     12.57      0.74     80.61
05/10/99   12/31/99  HSBC Hldngs, Plc                50,453,034     6.34   0.39      6.05      0.19        NA
05/03/99   10/15/99  Greater Bay Bncrp                  144,202     7.90   0.96     11.28      0.35    196.39
04/30/99   09/20/99  Firstar Corp.                   35,578,819     8.72   1.33     15.20      0.49    284.80
04/27/99   10/06/99  Zions Bncrp.                       231,967     9.68   1.77     18.17      0.81        NA
04/19/99   11/01/99  Citizens Banking Corp.           2,429,651     9.85   1.43     14.58      0.68    174.45
03/22/99   10/12/99  PSB Bncrp Inc.                      63,479     9.04   1.27     14.43      2.21     95.91
03/19/99   09/03/99  Old Kent Fin Corp.               1,147,478    10.23   1.36     14.42      0.36    173.81
03/19/99   10/05/99  Synovus Fin Corp.                  306,367    12.18   1.70     14.36      0.13        NA
02/25/99   08/30/99  BB&T Corp.                         683,634     9.78   0.92      9.17      0.89    120.91
02/25/99   07/01/99  BancWest Corp.                     879,169     8.90   0.92     10.48      1.36     80.22
02/23/99   07/02/99  MidCity Fin Corp                   220,204    19.61   0.87      4.41      0.24     86.68
02/22/99   07/16/99  Union Planters Corp.             1,542,658    10.97   1.00      9.35      0.66    149.87
02/18/99   07/16/99  U.S. Bncrp                         638,166     9.56   1.92     24.90      0.37    220.03
02/18/99   08/02/99  Summit Bncrp                     1,039,340     8.64   1.20     14.42      0.35    328.83
02/18/99   11/30/99  Union Bnkshrs Inc.                  98,907    10.78   1.14     10.66      0.76    150.63
02/01/99   07/31/99  Independence Comm. Bk Corp.        622,276     7.09   1.22     18.35      0.72    187.31
01/28/99   07/14/99  BB&T Corp.                       1,083,283     7.54   1.02     13.96      0.67    131.16
01/26/99   05/21/99  Greater Bay Bncrp                  151,605     9.11   1.71     18.08      0.10        NA
12/30/98   06/14/99  First Security Corp.               121,024     8.11   1.56     19.34      0.10        NA
12/24/98   06/18/99  Banterra Corp.                      62,905    18.07  -0.07     -0.40      1.33     74.81
12/17/98   06/11/99  Valley National Bncrp              327,779    10.18   1.18     11.27      0.70        NM
12/16/98   05/28/99  Chittenden Corp.                 2,110,300    10.17   0.89      8.71      0.65    146.59
12/14/98   08/06/99  Sky Fin Group Inc.               2,203,139     6.72   1.00     13.35      0.11        NA

                                                                      Deal Terms and Pricing at Announcement
                                                      ----------------------------------------------------------------
                                                          Deal     Price/
Announce   Complete                                      Value      Share               P/B      P/TB      P/E     P/A
    Date       Date  Buyer Short Name                     ($M)        ($)   Consid.     (%)       (%)      (x)     (%)
    ----       ----  ----------------                     ----        ---   -------     ---       ---      ---     ---
12/27/99   05/19/00  Bank of the Sierra                    9.1      11.43    Cash    180.31    192.35       NM   10.05
12/21/99   07/17/00  Wells Fargo & Co.                 1,098.7      36.36    Stock   246.99    250.05    17.82   35.90
12/15/99   06/15/00  BB&T Corp.                          122.1      21.83    Stock   223.21        NA    18.66   29.13
12/14/99   05/18/00  Greater Bay Bncrp                   135.6      27.17    Stock   408.51    408.51    20.43   38.73
12/08/99   07/01/00  NBT Bncrp Inc.                       84.8      29.33    Stock   263.29    268.11    20.95   20.10
12/02/99   03/31/00  Cmmnty National Bncrp                 6.8      14.75    Cash    122.20    122.20    36.88   26.43
11/08/99   04/04/00  First Charter Corp.                 263.2      42.51    Stock   401.00    439.57    32.95   34.51
10/04/99   10/11/00  North Valley Bncrp                   24.0      16.04    Stock   126.01    169.03       NM   12.00
10/04/99   03/29/00  Summit Bncrp                         76.1      26.00    Stock   245.75    247.15    21.31   19.42
09/30/99   01/28/00  Wells Fargo & Co.                   112.9      21.00    Stock   321.10    323.08    22.34   32.35
09/28/99   03/08/00  Columbia Bncrp                       34.5       3.00    Stock   166.67    166.67    27.27   15.50
09/22/99   03/01/00  City National Corp.                 151.4      29.00    Mixed   197.14    220.20    42.03   20.78
09/10/99   04/01/00  Old Kent Fin Corp.                  393.1      16.66    Mixed   206.44    225.44    12.34   24.96
09/07/99   12/30/99  F&M Bncrp                            47.0      34.07    Stock   279.29    292.47       NM   27.07
09/07/99   03/20/00  Gold Banc Corp.                      93.1      18.18    Stock   338.55    339.18    45.45   19.20
08/30/99   01/06/00  SJNB Fin Corp.                       43.1      23.28    Stock   248.66    248.66    20.60   29.01
08/23/99   02/18/00  Centura Banks Inc.                  607.7      23.40    Stock   356.16    412.70    24.38   26.59
08/16/99   02/17/00  NBT Bncrp Inc.                       92.6      18.50    Stock   255.88    272.06    25.00   18.79
08/02/99   12/31/99  Tompkins Trustco Inc.                83.9      19.35    Stock   246.81        NA    23.14   18.94
07/30/99   02/11/00  Old Kent Fin Corp.                  185.9      35.12    Stock   253.57    284.14    20.07   20.19
07/30/99   03/10/00  Old National Bncrp                  212.8      37.58    Stock   299.11    358.06    25.58   29.05
07/29/99   01/28/00  Wells Fargo & Co.                   243.9      24.11    Stock   270.31    284.34    17.86   20.33
07/28/99   01/14/00  BB&T Corp.                          598.4      18.43    Stock   338.56    347.19    22.07   30.35
07/12/99   11/19/99  Fifth Third Bncrp                   228.2      73.00    Stock   417.84    417.84    27.44   35.08
06/30/99   12/01/99  Webster Fin Corp.                   221.1      30.08    Stock   290.05    310.40    27.59   28.10
06/29/99   12/01/99  Hudson United Bncrp                 386.9      33.19    Stock   274.08    285.39    22.89   22.97
06/29/99   12/01/99  Hudson United Bncrp                  58.6      44.02    Stock   160.20    160.20       NM   12.59
06/21/99   01/11/00  Citizens Fin Group, Inc.          1,412.0      32.00    Cash    256.00    282.69    25.60   23.81
06/16/99   10/29/99  Fifth Third Bncrp                 2,327.9      59.68    Stock   332.29    358.65    32.97   32.25
06/07/99   09/29/99  Sky Fin Group Inc.                  305.6      48.66    Stock   315.77    315.77    21.44   37.91
06/02/99   05/10/00  Peoples Heritage                    778.2      32.85    Stock   234.98    305.87    22.05   17.94
06/01/99   10/01/99  AmSouth Bncrp.                    6,340.5      53.09    Stock   340.76    388.08    28.85   31.19
05/19/99   11/15/99  U.S. Bncrp                          958.1      44.40    Stock   261.45    437.39    47.74   38.38
05/18/99   10/04/99  CVB Fin Corp.                        77.3      36.66    Stock   303.45    305.73    21.95   27.70
05/10/99   12/31/99  HSBC Hldngs, Plc                  8,077.8      72.00    Cash    277.46    305.73    51.80   16.01
05/03/99   10/15/99  Greater Bay Bncrp                    29.2      21.49    Stock   203.90    205.26    22.62   20.25
04/30/99   09/20/99  Firstar Corp.                    10,669.6      66.00    Stock   335.87    445.93    27.39   29.99
04/27/99   10/06/99  Zions Bncrp.                         63.4      22.43    Stock   262.33    264.49    17.12   27.33
04/19/99   11/01/99  Citizens Banking Corp.              822.2      50.82    Stock   331.67    347.62    23.79   32.38
03/22/99   10/12/99  PSB Bncrp Inc.                       15.7       6.00    Stock   273.66    273.66    20.88   24.73
03/19/99   09/03/99  Old Kent Fin Corp.                  239.8      32.27    Stock   205.12    248.96    16.55   20.90
03/19/99   10/05/99  Synovus Fin Corp.                   118.2      24.15    Stock   302.27    302.27    23.45   38.58
02/25/99   08/30/99  BB&T Corp.                          124.1      26.13    Stock   202.09    251.01    21.07   18.15
02/25/99   07/01/99  BancWest Corp.                      198.7      36.08    Stock   244.44    250.73    25.59   22.60
02/23/99   07/02/99  MidCity Fin Corp                     53.8      18.35    Cash    119.86    119.86    26.99   24.43
02/22/99   07/16/99  Union Planters Corp.                419.0      19.25    Cash    241.83    259.78    25.00   27.16
02/18/99   07/16/99  U.S. Bncrp                          306.3      19.13    Stock   455.36    455.36    22.50   48.00
02/18/99   08/02/99  Summit Bncrp                        302.5      26.58    Stock   324.91    335.16    24.61   29.11
02/18/99   11/30/99  Union Bnkshrs Inc.                   22.3     146.74    Stock   209.15    209.15    20.61   22.55
02/01/99   07/31/99  Independence Comm. Bk Corp.         138.8      26.50    Mixed   296.09    297.42    18.66   22.31
01/28/99   07/14/99  BB&T Corp.                          245.8      48.34    Stock   299.16    326.43    23.35   22.69
01/26/99   05/21/99  Greater Bay Bncrp                    43.6      41.78    Stock   303.84    303.84    19.08   28.76
12/30/98   06/14/99  First Security Corp.                 32.2      10.14    Stock   290.54    290.54       NM   26.61
12/24/98   06/18/99  Banterra Corp.                       13.2      15.75    Cash    115.38    115.38       NM   20.98
12/17/98   06/11/99  Valley National Bncrp               105.1      12.09    Stock   293.35    297.68    29.48   32.06
12/16/98   05/28/99  Chittenden Corp.                    454.2      34.64    Stock   208.18    285.58    27.94   21.52
12/14/98   08/06/99  Sky Fin Group Inc.                  426.5      37.24    Stock   279.98    479.87    22.03   19.36

                                                                 Control Premium
                                                   ------------------------------------------------
                                                   Prem/        Relative to Previous Trading Price
                                                               ------------------------------------
Announce   Complete                                 Deps      1 Day     1 Month    3 Month    1 Year
    Date       Date  Buyer Short Name                (%)        (%)         (%)        (%)       (%)
    ----       ----  ----------------                ---        ---         ---        ---       ---
12/27/99   05/19/00  Bank of the Sierra             5.67      17.23       27.00      42.88        NA
12/21/99   07/17/00  Wells Fargo & Co.             36.94      10.59       31.02      42.58     11.44
12/15/99   06/15/00  BB&T Corp.                       NA      -2.98       14.14       9.15    -10.44
12/14/99   05/18/00  Greater Bay Bncrp             42.54      20.74       32.52      43.93     62.19
12/08/99   07/01/00  NBT Bncrp Inc.                20.51       5.70       16.16      19.72     27.53
12/02/99   03/31/00  Cmmnty National Bncrp          8.02      14.56        9.26      20.41     31.11
11/08/99   04/04/00  First Charter Corp.           35.48      63.48      115.22     104.85     55.86
10/04/99   10/11/00  North Valley Bncrp             6.84      18.82       16.66      16.66     60.41
10/04/99   03/29/00  Summit Bncrp                  16.30      62.50       57.58      87.39     47.52
09/30/99   01/28/00  Wells Fargo & Co.             27.60       7.01       23.53      25.37     64.86
09/28/99   03/08/00  Columbia Bncrp                 7.74      37.14       29.73      20.00      2.11
09/22/99   03/01/00  City National Corp.           15.73      42.33       56.76      43.21     31.82
09/10/99   04/01/00  Old Kent Fin Corp.            19.58      11.07       25.74      41.79     35.75
09/07/99   12/30/99  F&M Bncrp                     22.01      23.90       27.38      28.58    -27.50
09/07/99   03/20/00  Gold Banc Corp.               21.73      51.50      120.36     117.07     96.54
08/30/99   01/06/00  SJNB Fin Corp.                32.53      22.50       17.11      41.06     45.47
08/23/99   02/18/00  Centura Banks Inc.            31.46      41.82       42.36      50.97     37.14
08/16/99   02/17/00  NBT Bncrp Inc.                20.63      42.31       60.87      72.09     29.50
08/02/99   12/31/99  Tompkins Trustco Inc.            NA      40.10       39.47      46.05     14.67
07/30/99   02/11/00  Old Kent Fin Corp.            19.58       8.90       25.43      37.73     15.15
07/30/99   03/10/00  Old National Bncrp            30.06      33.02       60.77      87.90     32.44
07/29/99   01/28/00  Wells Fargo & Co.             19.64      19.81       43.42      50.70      3.43
07/28/99   01/14/00  BB&T Corp.                    32.76      -5.19       -1.05      -5.49    -31.59
07/12/99   11/19/99  Fifth Third Bncrp             34.48      52.08       89.60     100.68    105.62
06/30/99   12/01/99  Webster Fin Corp.             26.26      12.44       52.29      49.92     30.77
06/29/99   12/01/99  Hudson United Bncrp           23.16      18.54       29.53      59.96      6.38
06/29/99   12/01/99  Hudson United Bncrp            7.60      85.36       74.34      53.12     -9.31
06/21/99   01/11/00  Citizens Fin Group, Inc.      23.74      31.96       33.33      38.01     22.49
06/16/99   10/29/99  Fifth Third Bncrp             37.14      44.02       47.13      42.52     36.41
06/07/99   09/29/99  Sky Fin Group Inc.            41.01      54.48       72.25      76.95     39.53
06/02/99   05/10/00  Peoples Heritage              15.87      22.80       24.26      20.00     -8.27
06/01/99   10/01/99  AmSouth Bncrp.                37.95      30.08       36.79      27.93     17.00
05/19/99   11/15/99  U.S. Bncrp                    39.68      13.83       29.98      47.98      3.09
05/18/99   10/04/99  CVB Fin Corp.                 22.80      31.80       40.99      37.68     27.50
05/10/99   12/31/99  HSBC Hldngs, Plc              16.32       2.86       30.61      81.42      8.78
05/03/99   10/15/99  Greater Bay Bncrp             19.77      15.39       45.70      43.27     36.45
04/30/99   09/20/99  Firstar Corp.                 38.13      28.78       37.85      46.87     19.18
04/27/99   10/06/99  Zions Bncrp.                  23.74      12.15       36.97      12.15     54.68
04/19/99   11/01/99  Citizens Banking Corp.        31.82      27.84       50.01      58.19     37.17
03/22/99   10/12/99  PSB Bncrp Inc.                19.04       3.23       20.00      20.00     20.00
03/19/99   09/03/99  Old Kent Fin Corp.            17.39      18.68       19.22      13.21     -6.82
03/19/99   10/05/99  Synovus Fin Corp.             37.22      25.87       31.43      28.81      8.54
02/25/99   08/30/99  BB&T Corp.                    15.03     -13.26      -19.60      -3.22     -0.46
02/25/99   07/01/99  BancWest Corp.                19.63      26.74       41.49      42.54     -1.15
02/23/99   07/02/99  MidCity Fin Corp              12.32      20.33       24.41      26.55      1.24
02/22/99   07/16/99  Union Planters Corp.          26.72      10.79       57.14      92.50      7.31
02/18/99   07/16/99  U.S. Bncrp                    48.08      15.91       16.35      29.11     23.39
02/18/99   08/02/99  Summit Bncrp                  34.43      47.66       47.66      41.75     49.74
02/18/99   11/30/99  Union Bnkshrs Inc.            15.09      59.50       60.37     101.01    186.32
02/01/99   07/31/99  Independence Comm. Bk Corp.   21.13      18.11       32.50      68.00     42.69
01/28/99   07/14/99  BB&T Corp.                    30.28      74.21       63.88      80.73     40.13
01/26/99   05/21/99  Greater Bay Bncrp             27.75      30.56       52.61      59.15     42.83
12/30/98   06/14/99  First Security Corp.          23.50      35.20       32.98      44.86     57.50
12/24/98   06/18/99  Banterra Corp.                 3.91      28.57       38.46      29.90      5.00
12/17/98   06/11/99  Valley National Bncrp         26.30      55.95       82.43      92.42     42.19
12/16/98   05/28/99  Chittenden Corp.              17.77      34.53       55.25      71.07     22.62
12/14/98   08/06/99  Sky Fin Group Inc.            23.80      23.10       46.03      60.16     34.19

RP Financial, LC.
-----------------
Financial Services Industry Consultants

    Acquisition Pricing of Publicly-Traded Banks for Deals Announced 1998 to
     Present Excludes Mergers of Equals and Strategic Merger Transactions

                                                                                                           Target Financials at
                                                                                                        ---------------------------
                                                                                                             Total    Equity/
Announce   Complete                                                                                         Assets     Assets  ROAA
    Date       Date  Buyer Short Name                 ST        Target Name                       ST        ($000)       (%)    (%)
    ----   --------  ----------------                 --        -----------                       --        -----        ---    ---
12/10/98   07/14/99  BT Fin Corp.                     PA        First Philson Fin Corp            PA       213,742     11.83   1.36
12/09/98   06/01/99  M&T Bk Corp.                     NY        FNB Rochester Corp.               NY       567,896      6.60   0.88
12/07/98   07/15/99  Lakeland Bncrp                   NJ        High Point Fin Corp.              NJ       252,746      9.56   0.85
11/11/98   05/20/99  Webster Fin Corp.                CT        Village Bncrp, Inc.               CT       234,257      7.11   0.88
11/10/98   03/22/99  F&M National Corp.               VA        Security Bk Corp                  VA        61,706     12.86   0.49
11/04/98   04/22/99  Webster Fin Corp.                CT        Maritime Bk & Trust Co            CT       103,663      6.81   0.96
10/06/98   12/30/98  Western Bncrp                    CA        PNB Fin Group                     CA       267,408     10.95   2.88
09/17/98   01/15/99  Commerce Bncrp Inc.              NJ        Prestige Fin Corp.                NJ       310,399      6.83   1.15
09/16/98   01/22/99  Eldorado Bncshrs                 CA        Antelope Valley Bank              CA       200,916     10.26   0.87
08/27/98   03/05/99  BB&T Corp.                       NC        MainStreet Fin Corp               VA     2,041,955      7.84   1.02
08/25/98   03/31/99  Summit Bncrp                     NJ        New Canaan B&T Co                 CT       173,422      9.12   1.26
08/11/98   02/12/99  FirstMerit Corp.                 OH        Signal Corp.                      OH     1,519,719      7.11   1.09
08/07/98   12/31/98  City Hldng Co.                   WV        Horizon Bncrp, Inc.               WV     1,043,327     10.91   1.40
07/31/98   12/31/98  Banknorth Group Inc.             VT        Evergreen Bncrp, Inc.             NY     1,048,307      8.19   1.16
07/28/98   01/22/99  Patriot Bk Corp.                 PA        First Lehigh Corp                 PA       110,628     13.13   1.08
07/20/98   12/31/98  SunTrust Banks Inc.              GA        Crestar Fin Corp                  VA    26,161,173      8.43   1.40
07/16/98   12/31/98  First Commonwealth Financial     PA        Southwest National Corp           PA       742,106     11.24   1.17
05/28/98   11/20/98  First American Corp.             TN        Pioneer Bncshrs, Inc              TN       993,087     10.16   0.97
05/26/98   09/15/98  First Banks Inc.                 MO        Republic Bank                     CA       122,622      4.62   1.32
05/08/98   09/28/98  Mercantile Bncrp.                MO        First Fin Bncrp                   IA       568,442     10.60   1.24
04/21/98   10/01/98  Old Kent Fin Corp.               MI        First Evergreen Corp              IL     1,933,096     10.25   0.94
04/17/98   10/23/98  Western Bncrp                    CA        Bank of Los Angeles               CA       278,161     11.54   1.38
04/14/98   08/31/98  Anchor Fin Corp.                 SC        ComSouth Bnkshrs, Inc.            SC       205,572      7.79   1.24
04/14/98   12/16/98  Susquehanna Bncshrs Inc.         PA        Cardinal Bncrp, Inc               PA       129,941     13.22   1.43
04/09/98   08/21/98  Star Banc Corp                   OH        Trans Fin,  Inc.                  KY     2,115,011      7.13   1.20
04/01/98   08/31/98  Union Planters Corp.             TN        AMBANC Corp.                      IN       759,395     10.32   1.14
03/19/98   07/31/98  JeffBanks Inc.                   PA        Regent Bncshrs Corp.              PA       225,619      8.04   0.46
03/19/98   08/14/98  New England Cmmnty Bncrp         CT        Bank of South Windsor             CT       155,123      6.99   0.82
03/15/98   07/01/98  St. Paul Bncrp Inc.              IL        Beverly Bncrp, Inc.               IL       669,234     10.22   1.09
03/03/98   08/14/98  Hudson United Bncrp              NJ        Cmmnty Fin Hldng Corp             NJ       150,671      7.69   0.48
02/22/98   07/01/98  Union Planters Corp.             TN        Magna Group, Inc.                 MO     7,074,969      8.85   1.09
02/19/98   05/30/98  First Security Corp.             UT        California State Bank             CA       849,232      9.82   1.19
02/13/98   09/11/98  Regions Fin Corp.                AL        First Cmmnty Banking Srvcs, Inc.  GA       120,630      8.51   1.29
02/09/98   06/30/98  Banco Bilbao Vizcaya Argent SA             PonceBank                         PR     1,096,651      8.51   0.96
02/02/98   07/01/98  Mercantile Bncrp.                MO        Firstbank of Illinois Co.         IL     2,170,047     10.50   1.42
01/30/98   07/10/98  Mid-State Bncshrs                CA        BSM Bncrp                         CA       335,829     10.34   1.26
01/26/98   09/14/98  Fulton Fin Corp.                 PA        Ambassador Bk-Commonwealth        PA       257,731      7.88   0.80
01/15/98   07/01/98  First Midwest Bncrp Inc.         IL        Heritage Fin Srvcs, Inc.          IL     1,284,703      9.03   1.39
01/12/98   07/01/98  Mercantile Bncrp.                MO        CBT Corp                          KY     1,044,679     11.22   1.29
01/12/98   03/30/98  National City Corp.              OH        Fort Wayne National Corp          IN     3,292,602      8.80   1.15
01/08/98   07/07/98  Union Planters Corp.             TN        CB&T, Inc                         TN       268,119     12.63   1.68

                                                                -------------------------------------------------------------------
                                                                Average: All Deals                       4,721,591      9.30   1.09
                                                                Median: All Deals                          595,126      8.90   1.15
                                                                -------------------------------------------------------------------

                                                                -------------------------------------------------------------------
                                                                Average: 2000-01 Deals                   8,891,517      8.91   1.00
                                                                Median: 2000-01 Deals                      595,126      8.60   1.14
                                                                -------------------------------------------------------------------

                                                                -------------------------------------------------------------------
                                                                Average: 1999 Deals                      3,058,664      9.56   1.17
                                                                Median: 1999 Deals                         646,470      9.10   1.21
                                                                -------------------------------------------------------------------

                                                                -------------------------------------------------------------------
                                                                Average: 1998 Deals                      1,434,341      9.49   1.12
                                                                Median: 1998 Deals                         331,804      9.34   1.15
                                                                -------------------------------------------------------------------

                                                        Announcement                               Deal Terms and Pricing at
                                                      -----------------------------------------------------------------------------
                                                                 NPAs/     Rsrvs/     Deal      Price/
Announce   Complete                                    ROAE     Assets       NPLs    Value       Share                 P/B     P/TB
    Date       Date  Buyer Short Name                   (%)        (%)        (%)     ($M)         ($)    Consid.      (%)      (%)
    ----   --------  ----------------                  ----        ---        ---      ---        ----    -------      ---      ---
12/10/98   07/14/99  BT Fin Corp.                     11.58       0.10         NA     80.6       46.26     Stock    318.81   318.81
12/09/98   06/01/99  M&T Bk Corp.                     13.78       0.37     278.68    128.8       32.72     Mixed    316.15   316.15
12/07/98   07/15/99  Lakeland Bncrp                    9.01       1.70     118.55     65.6       18.60     Stock    293.38   293.38
11/11/98   05/20/99  Webster Fin Corp.                12.36       0.58      86.50     47.3       23.50     Stock    271.68   271.68
11/10/98   03/22/99  F&M National Corp.                3.68       2.65      37.13     17.4       17.25     Stock    208.33   208.33
11/04/98   04/22/99  Webster Fin Corp.                13.42       0.15         NM     20.8       26.67     Stock    266.43   266.43
10/06/98   12/30/98  Western Bncrp                    25.90       0.62     319.61     96.3       31.63     Stock    292.55   292.55
09/17/98   01/15/99  Commerce Bncrp Inc.              16.54       0.28     234.22     75.2       16.25     Stock    325.65   325.65
09/16/98   01/22/99  Eldorado Bncshrs                  8.52         NA         NA     44.5       58.00     Stock    215.93   265.93
08/27/98   03/05/99  BB&T Corp.                       12.68       0.32     286.02    539.7       37.98     Stock    320.45   340.25
08/25/98   03/31/99  Summit Bncrp                     12.88       0.47     259.65     49.4      135.00     Stock    285.41   285.41
08/11/98   02/12/99  FirstMerit Corp.                 15.26       0.29     110.06    473.0       37.21     Mixed    321.87   466.85
08/07/98   12/31/98  City Hldng Co.                   12.64       0.65     180.07    413.4       45.00     Stock    360.87   378.79
07/31/98   12/31/98  Banknorth Group Inc.             13.72       0.52     270.46    318.7       34.43     Stock    351.28   351.99
07/28/98   01/22/99  Patriot Bk Corp.                  8.15       4.42      51.61     23.4        6.63     Stock    157.58   157.58
07/20/98   12/31/98  SunTrust Banks Inc.              16.44       0.29     414.66  9,606.1       83.94     Stock    427.18   469.73
07/16/98   12/31/98  First Commonwealth Financial     10.46       0.46     193.83    269.8       88.63     Stock    325.50   326.22
05/28/98   11/20/98  First American Corp.              9.47       0.51     201.34    292.0       76.31     Stock    284.33   300.80
05/26/98   09/15/98  First Banks Inc.                 33.20       4.06      28.79     19.3       14.73     Cash     300.00   300.00
05/08/98   09/28/98  Mercantile Bncrp.                11.77         NA         NA    167.2       46.48     Stock    274.03   286.88
04/21/98   10/01/98  Old Kent Fin Corp.                9.51       0.12     153.96    482.3    1,204.98     Stock    243.49   247.80
04/17/98   10/23/98  Western Bncrp                    11.89         NA      53.42    111.9       20.22     Stock    300.03   388.88
04/14/98   08/31/98  Anchor Fin Corp.                 15.18       0.04         NA     80.8       33.00     Stock    494.12   494.12
04/14/98   12/16/98  Susquehanna Bncshrs Inc.         11.48       0.37     308.04     49.0       46.72     Stock    269.27   269.27
04/09/98   08/21/98  Star Banc Corp                   17.03       1.11      97.90    695.8       57.00     Stock    433.80   461.92
04/01/98   08/31/98  Union Planters Corp.             11.14       0.48     185.32    211.1       30.11     Stock    268.32   273.93
03/19/98   07/31/98  JeffBanks Inc.                    7.55         NA         NA     53.1       15.61     Stock    293.33   293.33
03/19/98   08/14/98  New England Cmmnty Bncrp         12.42       0.48     408.33     35.3       33.67     Stock    297.70   297.70
03/15/98   07/01/98  St. Paul Bncrp Inc.              10.82       0.33     194.32    170.6       28.10     Stock    236.65   239.33
03/03/98   08/14/98  Hudson United Bncrp               5.64       0.56     131.62     28.5       25.28     Stock    224.32   224.32
02/22/98   07/01/98  Union Planters Corp.             12.29       0.45     198.37  2,238.6       61.45     Stock    299.15   391.63
02/19/98   05/30/98  First Security Corp.             11.57       0.60     196.29    302.0       52.81     Stock    324.37   402.19
02/13/98   09/11/98  Regions Fin Corp.                16.24       1.39     129.93     36.5       24.02     Stock    318.41   330.00
02/09/98   06/30/98  Banco Bilbao Vizcaya Argent SA   11.65       3.07      55.15    164.6       26.10     Cash     172.85   172.96
02/02/98   07/01/98  Mercantile Bncrp.                13.66       0.55     193.42    681.4       41.96     Stock    289.54   325.74
01/30/98   07/10/98  Mid-State Bncshrs                11.87       0.67     213.04     81.5       26.50     Stock    227.47   239.60
01/26/98   09/14/98  Fulton Fin Corp.                 11.66       0.29     313.31     76.9       34.79     Stock    315.42   316.86
01/15/98   07/01/98  First Midwest Bncrp Inc.         16.12       0.19     538.98    407.9       32.61     Stock    337.56   394.29
01/12/98   07/01/98  Mercantile Bncrp.                11.14       0.56     167.55    275.9       34.36     Stock    230.42   242.63
01/12/98   03/30/98  National City Corp.              12.22       0.45     223.61    846.8       44.44     Mixed    300.05   376.27
01/08/98   07/07/98  Union Planters Corp.             13.81         NA         NA     92.0      348.49     Stock    271.87   271.87

                                                      -----------------------------------------------------------------------------
                                                      12.24       0.65     209.36   931.22       41.69              255.83   278.74
                                                      12.61       0.48     190.66   135.60       26.67              262.33   281.02
                                                      -----------------------------------------------------------------------------

                                                      -----------------------------------------------------------------------------
                                                      11.48       0.54     214.23   468.96       26.57              216.31   237.44
                                                      12.91       0.47     203.49   110.70       21.00              210.33   233.25
                                                      -----------------------------------------------------------------------------

                                                      -----------------------------------------------------------------------------
                                                      12.79       0.64     216.30   763.58       33.44              270.60   292.84
                                                      12.75       0.52     179.18   168.65       28.08              266.80   288.93
                                                      -----------------------------------------------------------------------------

                                                      -----------------------------------------------------------------------------
                                                      12.58       0.81     195.98   454.40       69.77              288.11   311.89
                                                      12.06       0.48     193.63   108.50       34.01              292.94   297.69
                                                      -----------------------------------------------------------------------------

                                                           Announcement                    Control Premium
                                                      ----------------------------------------------------------------
                                                                       Prem/      Relative to Previous Trading Price
                                                                                --------------------------------------
Announce   Complete                                     P/E     P/A     Deps    1 Day     1 Month    3 Month    1 Year
    Date       Date  Buyer Short Name                   (x)     (%)      (%)      (%)         (%)        (%)       (%)
    ----   --------  ----------------                   ---     ---      ---      ---         ---        ---       ---
12/10/98   07/14/99  BT Fin Corp.                     29.46   37.71    31.04    41.25       49.22      96.85     60.20
12/09/98   06/01/99  M&T Bk Corp.                     25.17   22.68    23.18    50.45       79.30      81.79     66.74
12/07/98   07/15/99  Lakeland Bncrp                   32.07   28.74    23.61    39.07       39.07      86.00     61.74
11/11/98   05/20/99  Webster Fin Corp.                31.33   20.19    15.28    11.90       17.50      20.90     42.42
11/10/98   03/22/99  F&M National Corp.               40.12   28.20    28.98    50.00       56.82      38.00     64.29
11/04/98   04/22/99  Webster Fin Corp.                23.19   19.97    15.85    33.35       27.00      33.35     94.56
10/06/98   12/30/98  Western Bncrp                    13.87   36.01    39.37     7.20        2.02      -6.99    107.82
09/17/98   01/15/99  Commerce Bncrp Inc.              24.62   24.23    20.90    25.00       35.42      16.07     30.00
09/16/98   01/22/99  Eldorado Bncshrs                 22.75   22.15    16.50    38.10       33.33      45.91     61.67
08/27/98   03/05/99  BB&T Corp.                       27.38   25.49    36.43    48.95       31.82      23.52     44.69
08/25/98   03/31/99  Summit Bncrp                     22.80   28.49    24.06    45.16       46.74      43.62    130.77
08/11/98   02/12/99  FirstMerit Corp.                 23.40   31.12    49.84    32.89       27.21      17.38      9.44
08/07/98   12/31/98  City Hldng Co.                   29.41   39.62    39.37     6.19       13.92      25.87     41.73
07/31/98   12/31/98  Banknorth Group Inc.             26.89   30.40    30.00    24.05       19.48      17.69     91.25
07/28/98   01/22/99  Patriot Bk Corp.                  9.90   21.15    10.24    -8.50       -3.51      -6.89     23.42
07/20/98   12/31/98  SunTrust Banks Inc.              28.26   36.72    46.70    31.16       55.98      39.90     94.08
07/16/98   12/31/98  First Commonwealth Financial     30.78   36.36    30.12    61.15       79.06      73.79    106.12
05/28/98   11/20/98  First American Corp.             29.69   29.40    27.34    33.88       41.32      49.63     98.22
05/26/98   09/15/98  First Banks Inc.                 10.60   15.74    13.20    -1.80       22.75      84.13    167.82
05/08/98   09/28/98  Mercantile Bncrp.                23.83   29.41    24.36    22.30       25.61      31.84    108.10
04/21/98   10/01/98  Old Kent Fin Corp.               26.68   24.95    18.80   180.23      180.23     180.23        NA
04/17/98   10/23/98  Western Bncrp                    20.85   40.23    42.18    22.56       43.16      70.29    188.89
04/14/98   08/31/98  Anchor Fin Corp.                 37.09   40.66    45.55     9.31       28.16      51.72    224.59
04/14/98   12/16/98  Susquehanna Bncshrs Inc.         25.25   37.71    31.95    22.94       27.13      46.00    122.47
04/09/98   08/21/98  Star Banc Corp                   27.94   32.90    44.76    20.64       38.81      60.57    147.83
04/01/98   08/31/98  Union Planters Corp.             25.30   27.80    23.27     1.19       19.82      20.42     73.21
03/19/98   07/31/98  JeffBanks Inc.                   57.10   23.54    24.99    11.46       11.46      11.46    131.19
03/19/98   08/14/98  New England Cmmnty Bncrp         26.72   22.76    20.07    17.11       37.43      53.05        NA
03/15/98   07/01/98  St. Paul Bncrp Inc.              24.00   25.49    19.66    22.32       25.57      25.57     53.01
03/03/98   08/14/98  Hudson United Bncrp              45.14   18.92    13.05     1.12       16.23      42.43     45.45
02/22/98   07/01/98  Union Planters Corp.             27.80   31.64    36.89    31.44       41.66      57.55     95.07
02/19/98   05/30/98  First Security Corp.             31.25   35.56    38.99    20.70       32.02      65.34    148.50
02/13/98   09/11/98  Regions Fin Corp.                21.45   30.26    27.84     0.62       47.84      53.14    149.13
02/09/98   06/30/98  Banco Bilbao Vizcaya Argent SA   15.26   15.01    15.84    12.56       22.82      28.89     20.00
02/02/98   07/01/98  Mercantile Bncrp.                22.68   31.40    29.13    10.41        9.69      32.14     78.53
01/30/98   07/10/98  Mid-State Bncshrs                19.78   24.27    18.37     0.00       -2.75      23.26     64.34
01/26/98   09/14/98  Fulton Fin Corp.                 32.21   29.84    29.58    26.51       32.54      61.82        NA
01/15/98   07/01/98  First Midwest Bncrp Inc.         24.15   31.75    31.49     7.80       26.94      41.01    119.83
01/12/98   07/01/98  Mercantile Bncrp.                21.34   26.41    25.68     3.33       16.96      37.42     40.23
01/12/98   03/30/98  National City Corp.              23.39   25.73    28.40     7.40        5.80      23.44     75.41
01/08/98   07/07/98  Union Planters Corp.             22.21   34.31    30.42   124.83      124.83     158.14        NA

                                                      ----------------------------------------------------------------
                                                      23.89   24.02    22.65    30.09       41.74      48.24     42.62
                                                      22.28   23.54    21.59    25.00       34.36      43.26     34.70
                                                      ----------------------------------------------------------------

                                                      ----------------------------------------------------------------
                                                      20.60   19.02    16.98    33.88       46.70      48.81     25.84
                                                      18.04   19.04    16.34    29.45       40.23      44.86     21.37
                                                      ----------------------------------------------------------------

                                                      ----------------------------------------------------------------
                                                      25.14   25.83    24.74    27.11       39.82      46.95     28.95
                                                      23.02   25.70    22.98    22.65       35.06      42.73     27.53
                                                      ----------------------------------------------------------------

                                                      ----------------------------------------------------------------
                                                      26.42   28.16    26.93    28.77       37.86      49.01     82.01
                                                      25.28   28.35    25.99    23.02       32.28      43.03     69.98
                                                      ----------------------------------------------------------------

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